UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.  )
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Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule14a-12

STARZ ENTERTAINMENT CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

STARZ ENTERTAINMENT CORP.
2026
NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

STARZ ENTERTAINMENT CORP.
250 Howe Street, 20th Floor
Vancouver, British Columbia V6C 3R8
1647 Stewart St.
Santa Monica, California 90404
NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
To Be Held May 15, 2026
To Our Shareholders:
You are cordially invited to attend the annual general and special meeting of shareholders (the “Annual Meeting”) of Starz Entertainment Corp. (“Starz” or the “Company”), which will be held on May 15, 2026, beginning at 2:00 p.m., Pacific Time, at Starz’s head office in Canada at Dentons Canada LLP, 250 Howe Street, 20th Floor, Vancouver, British Columbia, V6C 3R8. At the Annual Meeting, shareholders will act on the following matters:
1.Elect 11 directors, each for a term of one year or until their respective successors are duly elected and qualified;
2.Re-appoint Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.Conduct an advisory vote on the frequency of future say‑on‑pay votes;
4.Conduct an advisory vote to approve executive compensation; and
5.Transact such further and other business as may properly come before the meeting and any continuations, adjournments or postponements thereof.
We are using the Securities and Exchange Commission (“SEC”) rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing our shareholders a “Notice of Internet Availability of Proxy Materials” (the “Notice”) instead of a printed copy of the notice of the Annual Meeting, proxy statement, and proxy card or voting instruction form and our Annual Report (the “Annual Report”), which includes the Transition Report for the nine-month transition period from April 1, 2025 to December 31, 2025, filed with the SEC on February 26, 2026 (including the audited consolidated financial statements of the Company as of and for the nine-month transition period ended December 31, 2025, together with the auditor’s report therein) (the “Meeting Materials”). Each shareholder (other than those who previously elected to receive delivery of a paper copy of the Meeting Materials) will receive a Notice. The Notice contains instructions on how shareholders can access the Meeting Materials over the Internet and vote their shares. The Notice also contains instructions on how shareholders can receive a printed copy of the Meeting Materials. We believe this process will expedite shareholders’ receipt of the Meeting Materials, lower the costs of the Annual Meeting and conserve natural resources. The Meeting Materials are also available at www.envisionreports.com/STRZ_MTG.
We are also utilizing the “Notice and Access” rules adopted by the Canadian Securities Administrators pursuant to which the Company will post electronic copies of the Meeting Materials on the System for Electronic Document Analysis and Retrieval (“SEDAR+”) at https://www.sedarplus.ca/ and also on our website at https://investors.starz.com rather than mailing paper copies to all registered and Non-Registered Shareholders (as defined in this proxy statement).
Shareholders of record at 5:00 p.m. (Eastern Time) on March 17, 2026 are entitled to notice of, and to vote on all the proposals at, the Annual Meeting or any continuations, adjournments or postponements thereof. Whether or not you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as promptly as possible by Internet, telephone or mail to ensure your representation and the presence of a quorum at the Annual Meeting. If you attend the Annual Meeting and wish to vote in person, you may withdraw your proxy or voting instructions and vote your shares personally.
Your proxy is revocable in accordance with the procedures set forth in the proxy statement accompanying this notice.

In accordance with our security procedures, all persons attending the Annual Meeting will be required to present picture identification.
By Order of the Board of Directors,
Jeffrey A. Hirsch
Chief Executive Officer and President
Santa Monica, California
Vancouver, British Columbia
April 2, 2026

CEO AND PRESIDENT’S LETTER TO SHAREHOLDERS

To Our Fellow Shareholders:
As we prepare for our first annual shareholder meeting, I want to share my perspective on the progress we made in 2025 and why I am more optimistic than ever about STARZ’s path ahead. This past year marked our initial period as a standalone public company, and the benefits of focus and simplicity are already evident. We have unwound legacy ties from being inside a studio for nearly a decade, streamlined our operating model, and positioned STARZ to generate sustainable free cash flow while delivering consistent adjusted operating income before depreciation and amortization (“OIBDA”)1 growth and continued de-leveraging.
In 2025, we delivered exactly what we set out to do. We grew revenue sequentially in the third and fourth quarters, grew over-the-top (“OTT”) subscribers in three of four quarters (with domestic OTT subscribers reaching an all-time high and up more than 7% year-over-year), and finished the year at 2.9x leverage—better than our 3.1x guidance.2 Adjusted OIBDA grew year-over-year, and we continued our rapid shift to digital: roughly 70% of our revenue and subscribers now come from OTT. All of this occurred while achieving revenue of approximately $1.3 billion despite broader industry pressures—proof that our strategy of targeting women and underrepresented audiences with premium, differentiated content is working. We are complementary, not competitive, to the large general-entertainment streamers, and that positioning is paying off.
Two important changes we made in how we run the business should start to bear fruit in 2026. First, we de-emphasized the quarterly subscriber chase that had been contradictory to long-term health; instead, we are laser-focused on four priorities: OTT revenue growth, adjusted OIBDA consistency and margin expansion, unlevered and levered free cash flow improvement, and continued deleveraging. Second, we have embarked on our move to own more of our intellectual property, with STARZ-owned “Fightland” premiering later this year. This gives us greater control over costs, unlocks international licensing revenue, and supports long-term margin expansion.
Looking ahead to 2026, the momentum is clear. We expect unlevered free cash flow of $80–120 million, representing a significant year-over-year improvement and setting up 2026 as an inflection year for free cash flow generation going forward.1 We are on a clear path to roughly 2.7x leverage by year-end 2026, with adjusted OIBDA growing in the low-single digits and OTT revenue growing as well.2 Our 2026 content slate is diverse, gap-free, and packed with fan favorites and fresh originals. The line-up includes the much-awaited series finale of “Outlander” alongside the return of “Power Book III: Raising Kanan.” We are also set to debut the previously noted STARZ-owned original “Fightland,” the next chapter of “Blood of My Blood,” and the highly anticipated new season of our hit series “P-Valley,” led by Pulitzer Prize winner Katori Hall. Supported by a strong development pipeline and a premier slate of 2026 Lionsgate films—including The Housemaid and Michael, the Michael Jackson biopic—STARZ is perfectly positioned to captivate its viewers and continue its upward growth.3

STARZ 2026 Proxy Statement	i

The media landscape is evolving rapidly, but spin-offs, consolidation, and bundling are creating opportunities for focused, profitable players like STARZ. With a highly capable tech stack and a proven playbook to migrate a linear-first business into a digital-led one, we believe our business is well positioned to participate in industry M&A as a buyer of complementary assets that align with our audiences, all while maintaining disciplined leverage and generating cash.
We have spent the last year proving that STARZ can operate as a lean, digital-first network that converts strong adjusted OIBDA into free cash flow and creates real shareholder value. The early results are encouraging, the strategy is working, and the opportunities ahead are substantial. I have never been more confident in our team, our content, and our ability to deliver sustainable growth and returns.

Thank you for your continued trust and support.
Jeffrey A. Hirsch
Chief Executive Officer and President, STARZ

1 Adjusted OIBDA and Unlevered Free Cash Flow are non-GAAP financial measures. For additional information, see “Exhibit A—Use of Non-GAAP Financial Measures” in the accompanying Proxy Statement.
2 Total Adjusted OIBDA Leverage Ratio of 2.9x is calculated based on total adjusted OIBDA of $204.0 million for the trailing twelve-month period ended December 31, 2025. Refer to “Exhibit A—Use of Non-GAAP Financial Measure” section for further detail on this non-GAAP financial measure.
3 The matters discussed in this shareholder letter include forward-looking statements. Such statements are subject to a number of risks and uncertainties. Refer to “Exhibit A—Use of Non-GAAP Financial Measures” section for further detail of such forward-looking statements.

STARZ 2026 Proxy Statement	ii

PROXY SUMMARY
This summary highlights information contained elsewhere in this proxy statement and does not contain all of the information you should consider in making a voting decision. You should read the entire proxy statement carefully before voting. For information on the voting process and how to attend the Annual Meeting, please see About the Annual Meeting on page 1.

Explanatory Note
Prior to the Separation, as defined and further discussed below, the business of what would become Starz Entertainment Corp. (the “Company”) substantially consisted of Lions Gate Entertainment Corp's (“Old Lionsgate” or “Parent”) Media Networks segment consisting of (i) Starz Networks, which included the domestic distribution within the U.S. and Canada of STARZ branded premium subscription video services through over-the-top (“OTT”) streaming platforms and distributors, on a direct-to-consumer basis through the STARZ App and through wholesale U.S. and Canada OTT and multichannel video programming distributors (“MVPDs”), including cable operators, satellite television providers and telecommunications companies (in the aggregate the “Starz Platform”), and (ii) International, which at that time primarily consisted of the OTT distribution of subscription video services outside the U.S. and Canada. (“LIONSGATE+”) (collectively referred to as the “Starz Business”). Old Lionsgate also had a subsidiary Lionsgate Studios Corp. (formerly trading on the Nasdaq Stock Market under the ticker symbol LION) (“Legacy Lionsgate Studios”) that included the Company’s motion picture and television studio operations (collectively referred to as the “LG Studios Business”).
On May 6, 2025, Old Lionsgate completed the separation of its Starz Business from the LG Studios Business (the “Separation”). As a result of the Separation, (1) Old Lionsgate was renamed Starz Entertainment Corp. (trading on the Nasdaq Stock Market under the ticker symbol STRZ), which now holds, directly and through subsidiaries, the Starz Business, and (2) a new Lionsgate Studios Corp. (trading on the New York Stock Exchange under the ticker symbol LION), which now holds, directly and through subsidiaries, the LG Studios Business.
On May 8, 2025, the Board of Directors of Starz approved a change in fiscal year end of the Company from March 31 to December 31.
Unless otherwise noted herein, references to:
i.“Old Lionsgate” means Lions Gate Entertainment Corp. prior to May 6, 2025;
ii.the “Company,” “Starz,” “we,” “us,” or “our” means Starz Entertainment Corp. after May 6, 2025;
iii.“Old Lionsgate’s common shares” means the former common shares of Old Lionsgate prior to May 6, 2025, including Class A voting shares, without par value (“Old Lionsgate Class A voting shares”) and/or Class B non-voting shares, without par value (“Old Lionsgate Class B non-voting shares”);
iv.the “Company’s common shares” means the common shares of Starz after May 6, 2025;
v.the “Old Lionsgate Board” means the former Board of Directors of Old Lionsgate prior to May 6, 2025;
vi.the “Old Lionsgate Compensation & Talent Committee” means the former Compensation & Talent Committee of the Old Lionsgate Board prior to May 6, 2025; and
vii.the “Compensation & Talent Committee” means the Compensation & Talent Committee of the Board of Directors of Starz after May 6, 2025.

STARZ 2026 Proxy Statement	iii

Select Transition Year 2025 Performance Highlights

Separation of the Starz Business Finalized the Separation and completed the subsequent launch of Starz Entertainment Corp. (NASDAQ: STRZ) as a standalone, publicly-traded company
Delivered Record US Over-The-Top (“OTT”) Subscribers Ended the year with 12.7 million U.S. OTT subscribers, up 7.6% year-over-year	Exceeded or Met Every Key Financial Guidance Metric for Transition Year 2025	Established New Term Loan A and Revolving Credit Facility to Facilitate Separation Into Standalone Company
Greenlit and Completed the First-Ever Starz-Owned Original Series - “Fightland”	Successfully Restructured Canadian Operations and Refocused on the U.S. Market	Positioned Company for Adjusted Operating Income Before Depreciation and Amortization (“OIBDA”) and OTT Revenue Growth, Significant Delevering, and Positive Free Cash Flow in 2026*

*Adjusted OIBDA and Free Cash Flow are non-GAAP financial measures. For additional information, see “Exhibit A—Use of Non-GAAP Financial Measures.”
Meeting Information and Voting*

Date May 15, 2026	Time 2:00 p.m. Pacific Time		Place Dentons Canada LLP 250 Howe Street, 20th Floor Vancouver, British Columbia V6C 3R8

Telephone Registered Shareholders: 1-866-641-4276 Non-Registered Shareholders: 1-800-579-1639	Tablet/Smartphone Registered Shareholders: Scan this QR code Non-Registered Shareholders: Scan this QR code	Internet Registered Shareholders: www.envisionreports.com/STRZ_MTG Non-Registered Shareholders: www.ProxyVote.com	Mail Mark, sign and date the proxy card or voting instruction form
*You may also vote personally or by proxy by attending the Annual Meeting. If you hold shares through a bank, broker, trustee or other nominee who holds your shares, you cannot vote your shares at the Annual Meeting unless you have obtained a legal proxy from your bank, broker, trustee or other nominee who holds your shares.

STARZ 2026 Proxy Statement	iv

Annual Meeting Proposals
Matters to Be Voted On

1.	Elect 11 directors, each for a term of one year or until their respective successors are duly elected and qualified.	2.	Re-appoint Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.	3.	Conduct an advisory vote on the frequency of future say‑on‑pay votes.	4.	Conduct an advisory vote to approve executive compensation.

	FOR EACH NOMINEE		FOR		FOR ONE YEAR		FOR

	Page 9		Page 20		Page 21		Page 23
At the Annual Meeting, the Company’s shareholders will also consider any other business that may properly come before the Annual Meeting and any continuations, adjournments or postponements thereof regardless of whether you attend the meeting. Should any other business come before the Annual Meeting, the persons named on the enclosed proxy will, as stated therein, have discretionary authority to vote the shares represented by such proxies.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 2026
This proxy statement is available at www.envisionreports.com/STRZ_MTG and on our website at
http://investors.starz.com. The other information on our corporate website does not constitute part of this proxy statement.

STARZ 2026 Proxy Statement	v

2026 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
OF STARZ ENTERTAINMENT CORP.
PROXY STATEMENT
This proxy statement is part of a solicitation of proxies by the Board of Directors (the “Board”) of Starz Entertainment Corp. (“Starz,” the “Company,” “we,” “us” or “our”) and contains information relating to our annual general and special meeting of shareholders (the “Annual Meeting”) to be held on May 15, 2026, beginning at 2:00 p.m., Pacific Time, at the Company’s head office in Canada at Dentons Canada LLP, 250 Howe Street, 20th Floor Vancouver, British Columbia, V6C 3R8, and to any continuations, adjournments or postponements thereof. All dollar figures contained in this proxy statement are in U.S. dollars, unless otherwise indicated. We are first mailing the Notice, and the Meeting Materials were first made available, to our shareholders on or about April 2, 2026.
ABOUT THE ANNUAL MEETING
Why did I receive a “Notice of Internet Availability of Proxy Materials” in the mail instead of a full set of proxy materials?
We are using the Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to our shareholders a “Notice of Internet Availability of Proxy Materials” (the “Notice”) instead of a printed copy of the notice of the Annual Meeting, proxy statement, proxy card or voting instruction form, and our Annual Report for the transitional fiscal year ended December 31, 2025 (collectively, the “Meeting Materials”). Each shareholder (other than those who previously elected to receive delivery of a paper copy of the Meeting Materials) will receive a Notice. The Notice contains instructions on how shareholders can access the Meeting Materials over the Internet and vote their Company shares. The Notice also contains instructions on how shareholders can receive a printed copy of the Meeting Materials. We believe this process will expedite shareholders’ receipt of the Meeting Materials, lower the costs of the Annual Meeting and conserve natural resources.
In addition, the Company will utilize the “Notice and Access” rules adopted by the Canadian Securities Administrators pursuant to which the Company will post electronic copies of the Meeting Materials on the System for Electronic Document Analysis and Retrieval (“SEDAR+”) at https://www.sedarplus.ca/ and also at http://investors.starz.com, rather than mailing paper copies to all registered and Non-Registered Shareholders (as defined below). Notwithstanding the foregoing, paper copies of the Meeting Materials are available but will only be mailed to those registered and Non-Registered Shareholders who request paper copies. All other shareholders will receive the Notice which will contain information on how to obtain either electronic or paper copies of the Meeting Materials which will be delivered to them, free of charge, in advance of the Annual Meeting. Registered shareholders may request paper copies of the Meeting Materials in advance of the Annual Meeting by contacting Computershare Limited toll-free at 1-866-641-4276 or by email at investorvote@computershare.com.
The Company has elected not to use the procedure known as “stratification” in relation to its use of the “Notice and Access” rules. Stratification occurs when a reporting issuer using the “Notice and Access” rules provides a paper copy of proxy-related materials to some, but not all, of its shareholders.

What is the purpose of the Annual Meeting?
At the Annual Meeting, shareholders will be asked to vote upon the following matters outlined in the notice of the Annual Meeting:
•the election of nominated directors;
•the re-appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
•an advisory vote on the frequency of future say-on-pay advisory votes;
•an advisory vote on executive compensation; and
•any other matters as may properly come before the annual general and special meeting and any continuations, adjournments or postponements thereof.

STARZ 2026 Proxy Statement	1

Who is entitled to vote at the Annual Meeting?
Only shareholders of record at 5:00 p.m. (Eastern Time) on March 17, 2026 (the “Record Date”) are entitled to receive notice of the Annual Meeting and to vote the shares that they held on the Record Date at the Annual Meeting, or any continuations, adjournments or postponements of the Annual Meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon. As of the Record Date, 16,789,365 shares were outstanding and entitled to vote and held by approximately 1,535 shareholders of record.

Each shareholder of record has the right to appoint a person or company to represent the shareholder to vote in person at the Annual Meeting other than the persons designated in the form of proxy. See “How do I vote at the Annual Meeting?” below.

Who can attend and vote at the Annual Meeting?
Only registered shareholders or the persons they appoint as their proxies are permitted to attend and vote at the Annual Meeting. Most shareholders of the Company are “non-registered” shareholders (“Non-Registered Shareholders”) because the shares they own are not registered in their names but are, instead, registered in the name of the brokerage firm, bank or trust company through which they hold the shares. Shares beneficially owned by a Non-Registered Shareholder are registered either: (i) in the name of an intermediary (an “Intermediary”) that the Non-Registered Shareholder deals with in respect of the shares (which may be, among others, a bank, trust company, securities dealer or broker and trustees or administrator of self-administered Registered Retirement Savings Plans, Registered Retirement Income Funds, Registered Education Savings Plans and similar plans); or (ii) in the name of a clearing agency (such as The Canadian Depository for Securities Limited or The Depository Trust & Clearing Corporation) of which the Intermediary is a participant. In accordance with applicable securities law requirements, the Company will have distributed copies of the Notice to such clearing agencies and Intermediaries for distribution to Non-Registered Shareholders.
Such Non-Registered Shareholders are able to access the Notice and vote their shares following the instructions provided by their Intermediaries. If shareholders have requested printed copies, Intermediaries are required to forward the Meeting Materials to such Non-Registered Shareholders, unless such Non-Registered Shareholder has waived the right to receive them. Intermediaries often use service companies to forward the Notice to Non-Registered Shareholders. Generally, Non-Registered Shareholders who have not waived the right to receive the Notice and who have requested a printed copy of the Meeting Materials will either:

STARZ 2026 Proxy Statement	2

(i)be given a voting instruction form which is not signed by the Intermediary and which, when properly completed and signed by the Non-Registered Shareholder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “voting instruction form”) which the Intermediary must follow. Typically, the voting instruction form will consist of a one-page printed form. Sometimes, instead of the one-page pre-printed form, the voting instruction form will consist of a regular printed form accompanied by a page of instructions which contains a removable label with a bar code and other information. In order for the form of proxy to validly constitute a voting instruction form, the Non-Registered Shareholder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company; or
(ii)be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile or stamped signature), which is restricted to the number of shares beneficially owned by the Non-Registered Shareholder but which is otherwise not completed by the Intermediary. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Shareholder when submitting the proxy. Any Non-Registered Shareholder who wishes to submit a proxy should properly complete the form of proxy provided by the Intermediary and deposit it with the Company, c/o MacKenzie Partners, Inc. Attention Starz Entertainment Corp., 7 Penn Plaza, Suite 503, New York, NY 10001.
In either case, the purpose of these procedures is to permit Non-Registered Shareholders to directly vote the shares they beneficially own. Should a Non-Registered Shareholder who receives one of the above forms wish to vote at the Annual Meeting in person (or have another person attend and vote on behalf of the Non-Registered Shareholder), the Non-Registered Shareholder should request a legal proxy from their Intermediary. Instructions for obtaining legal proxies may be found on the voting instruction form. If you have any questions about voting your shares, please contact MacKenzie Partners, Inc. at (800) 322-2885 or (212) 929-5500 or email starz@mackenziepartners.com.

A Non-Registered Shareholder may revoke a voting instruction form or request to receive the Meeting Materials previously given to an Intermediary and vote directly (or have another person attend and vote on behalf of the Non-Registered Shareholder) following the instructions and timelines set by the Intermediary for changes or revocation. An Intermediary may not be required to act on any revocation of a voting instruction form which is not received by the Intermediary on its established timeline or in a timely manner in advance of the Annual Meeting.

What constitutes a quorum?
A quorum is necessary to hold a valid meeting of shareholders. The quorum for the Annual Meeting is at least two (2) persons who are, or who represent by proxy, one or more shareholders of the Company who, in the aggregate, hold at least 33 1/3 % of the outstanding shares of the Company entitled to be voted at the Annual Meeting.
Abstentions will be included in determining the number of common shares present at the Annual Meeting for the purpose of determining the presence of a quorum. Broker non-votes (shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter) will each be counted as present for purposes of determining the presence of a quorum at the Annual Meeting.

STARZ 2026 Proxy Statement	3

How do I vote at the Annual Meeting?
If you are a shareholder of record, you have the right to vote in person at the Annual Meeting. If you choose to do so, you can vote using the ballot that will be provided at the Annual Meeting, or, if you requested and received printed copies of the Meeting Materials by mail, you can complete, sign and date the proxy card enclosed with the Meeting Materials you received and submit it at the Annual Meeting. If you are a Non-Registered Shareholder, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the bank, broker, trustee or other nominee that holds your shares, giving you the right to vote shares at the Annual Meeting.
Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the Annual Meeting as described herein, so that your vote will be counted if you later decide not to attend the Annual Meeting.
At the Annual Meeting, a representative from Computershare Limited shall be appointed to act as scrutineer. The scrutineer will determine the number of voting shares represented at the Annual Meeting, the existence of a quorum and the validity of proxies, will count the votes and ballots, if required, and will determine and report the results to the Company.

How can I vote my shares without attending the Annual Meeting?
Whether you are a shareholder of record or a Non-Registered Shareholder, you may direct how shares are voted without attending the Annual Meeting.
If you are a shareholder of record, you may submit a proxy to authorize how your shares are to be voted at the Annual Meeting. You can submit a proxy over the Internet, by mail or by telephone pursuant to the instructions provided in the Notice. If you are a Non-Registered Shareholder, you may also submit your voting instructions over the Internet, telephone, tablet or smartphone by following the instructions provided by your Intermediary, or, if you requested and received printed copies of the Meeting Materials, you can also submit voting instructions by Internet, telephone, tablet or smartphone, or mail by following the instructions provided in the voting instruction form sent by your Intermediary. If you do not fill a name in the blank space in the form of proxy, the persons named in the form of proxy are appointed to act as your proxy holder. Those persons are directors and/or officers of the Company. If you are a shareholder of record, your proxy must be received by telephone, mail, or the Internet pursuant to the instructions provided in the Notice by 11:59 p.m. (Eastern Time) on May 14, 2026 in order for your shares to be voted at the Annual Meeting. If you are a Non-Registered Shareholder, please comply with the deadlines included in the voting instructions provided by the Intermediary that holds your shares.
Submitting your proxy or voting instructions over the Internet, by telephone, tablet or smartphone or by mail will not affect your right to vote in person should you decide to attend the Annual Meeting, although Non-Registered Shareholders must obtain a “legal proxy” from the Intermediary that holds their shares giving them the right to vote the shares in person at the Annual Meeting.

Can I change or revoke my vote after I return my proxy card?
Yes. If you are a shareholder of record, even after you have submitted your proxy, you may change your vote by submitting a duly executed proxy bearing a later date in the manner and within the time described above under “How can I vote my shares without attending the Annual Meeting?” and your latest voting instructions will be followed. If you are a Non-Registered Shareholder, you should contact your Intermediary to find out how to change or revoke your voting instructions within the time described above under “How can I vote my shares without attending the Annual Meeting?” If you are a shareholder of record, you may also revoke a previously deposited proxy (i) by an instrument in writing that is received by or at the Annual Meeting prior to the closing of the polls, (ii) by an instrument in writing provided to the Chair of the Annual Meeting at the Annual Meeting or any continuation, postponement or adjournment thereof, or (iii) in any other manner permitted by law. The powers of your proxy holders will be suspended if you attend the Annual Meeting in person and so request, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

STARZ 2026 Proxy Statement	4

Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:
•As necessary to meet applicable legal requirements;
•To allow for the tabulation and certification of votes; and
•To facilitate a successful proxy solicitation.
Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

What are the Board’s recommendations?
The enclosed proxy is solicited on behalf of the Board. Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board set forth with the description of each item in this proxy statement.
The Board recommends a vote:
•“FOR” the election of each of the nominated directors (see page 9);
•“FOR” the re-appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm (see page 20);
•“ONE YEAR” as the advised frequency for future say-on-pay advisory votes (see page 21); and
•“FOR” the proposal regarding an advisory vote to approve executive compensation (see page 23);
Other than the proposals described in this document, the Board does not know of any other matters that may be brought before the Annual Meeting. If any other matter should properly come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment.

What vote is required to approve the election of each of the nominated directors?
A plurality of shares voting in person or by proxy is required to elect each of the 11 nominees for director (“Proposal No. 1”). A plurality means that the 11 nominees receiving the largest number of votes cast (votes “FOR”) will be elected. Shareholders are not permitted to cumulate their shares for purposes of electing directors.
Note that if your shares are held by a broker or nominee, such broker or nominee will not have authority to exercise his or her discretion to vote your shares on Proposal No. 1 unless you provide instructions to them regarding how you would like your shares to be voted. If such broker or nominee does not receive such instructions, and as a result, is unable to vote your shares on Proposal No. 1, this will result in a broker non-vote.
For purposes of determining the number of votes cast, only the shares voting “FOR” or “WITHHOLD” are counted. As such, broker non-votes are not treated as votes cast and are not counted in the determination of the outcome of Proposal No. 1.
Abstentions are not treated as votes cast and are not counted in the determination of the number of votes necessary for election of each of the nominated directors. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote.

STARZ 2026 Proxy Statement	5

What vote is required to approve the re-appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm?
The affirmative vote of a majority of the votes cast by holders of the shares present or represented by proxy at the Annual Meeting is required for the re-appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm (“Proposal No. 2”).
Note that because this proposal is considered a routine matter, if your common shares are held by a broker or nominee, such broker or nominee will have authority to exercise their discretion to vote your common shares on Proposal No. 2 if you do not provide instructions to them regarding how you would like your common shares to be voted.
For purposes of determining the number of votes cast, only the shares voting “FOR” or “WITHHOLD” are counted. As such, abstentions are not treated as votes cast and are not counted in the determination of the outcome of Proposal No. 2. There are no broker non-votes for Proposal No. 2.

What vote is required to approve the proposal regarding an advisory vote on the frequency of future say-on-pay votes?
There is no minimum vote required for the advisory vote to approve the frequency of the Company’s future advisory votes to approve the compensation of its named executive officers (“Say‑on‑Pay votes”). Shareholders may indicate whether they prefer that the Say‑on‑Pay vote be held every one year, every two years, or every three years (or may abstain). The option receiving the highest number of votes cast by shareholders present in person or by proxy at the Annual Meeting will be considered the shareholders’ preferred frequency. Please be advised that Proposal No. 3 is advisory only and is not binding on us. The Board will consider the outcome of the vote on this proposal in considering what action, if any, should be taken in response to the advisory vote by shareholders.
Note that if your shares are held by a broker or nominee, such broker or nominee will not have authority to exercise his or her discretion to vote your shares on Proposal No. 3 unless you provide instructions to him or her regarding how you would like your shares to be voted. If such broker or nominee does not receive such instructions, and as a result is unable to vote your shares on Proposal No. 3, this will result in a broker non-vote.
For purposes of determining the number of votes cast, only shares voting “ONE YEAR,” “TWO YEARS” or “THREE YEARS” are counted. As such, abstentions and broker non-votes are not treated as votes cast and are not counted in the determination of the outcome of Proposal No. 3.

What vote is required to approve the proposal regarding an advisory vote on executive compensation?
Because this is an advisory vote, there is no minimum vote required to approve executive compensation (“Proposal No. 4”). Approval of Proposal No. 4 will be found if the holders of a majority of the votes are cast for the advisory vote to approve executive compensation by shareholders present in person or by proxy at the Annual Meeting.
Note that if your shares are held by a broker or nominee, such broker or nominee will not have authority to exercise his or her discretion to vote your shares on Proposal No. 4 unless you provide instructions to him or her regarding how you would like your shares to be voted. If such broker or nominee does not receive such instructions, and as a result is unable to vote your shares on Proposal No. 4, this will result in a broker non-vote.
For purposes of determining the number of votes cast, only shares voting “FOR” or “AGAINST” are counted. As such, abstentions and broker non-votes are not treated as votes cast and are not counted in the determination of the outcome of Proposal No. 4.

STARZ 2026 Proxy Statement	6

Who pays for the preparation of this proxy statement?	The Company will pay the cost of proxy solicitation, including the cost of preparing, assembling and mailing the Notice and, as applicable, the Meeting Materials. In addition to the use of mail, the Company’s employees and advisors may solicit proxies personally and by telephone, facsimile, courier service, telegraph, the Internet, e-mail, newspapers and other publications of general distribution. The Company’s employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the Meeting Materials to their principals and to request authority for the execution of proxies, and the Company will reimburse those persons for their reasonable out-of-pocket expenses incurred in connection with these activities. The Company will compensate only independent third-party agents that are not affiliated with the Company but who solicit proxies. We have retained MacKenzie Partners, Inc., a third-party solicitation firm, to assist in the solicitation of proxies on our behalf for an estimated fee of $25,000 plus reimbursement of certain out-of-pocket expenses.

May I propose actions or recommend director nominees for consideration at next year’s annual general and special meeting of shareholders?
In addition to satisfying any requirements for advance notice under our Articles of Amalgamation (the “Articles”), to comply with the SEC universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our Board’s nominees for the 2027 annual general meeting must provide notice that sets forth any additional information required by Rule 14a-19 under the Exchange Act no later than December 3, 2026. Shareholder proposals submitted in accordance with the Business Corporations Act (British Columbia) (the “BC Act”) to be presented at the next annual general meeting of shareholders must be received at our registered office at least three months before the anniversary date of the Meeting, and must comply with the requirements of the BC Act. Shareholder nominations for directors submitted in accordance with the advance notice policy in our Articles must be received by the secretary of the Company at the Company’s principal executive offices as set forth in the Company’s filings made with the SEC not less than 30 days prior to the date of the Meeting and must comply with the requirements of the Company’s Articles and the BC Act. If you wish to recommend a director nominee, you should also provide the information set forth under Environmental, Social and Governance — Corporate Governance — Shareholder Communications.
You should also be aware that your proposal must comply with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) regarding inclusion of shareholder proposals in company-sponsored Meeting Materials.
If the date of the 2027 annual general meeting is advanced or delayed by more than 30 days from the date of the 2026 annual general and special meeting under U.S. laws, shareholder proposals intended to be included in the proxy statement for the 2027 annual general meeting must be received by us within a reasonable time before we begin to print and mail the proxy statement for the 2027 annual general meeting.
SEC rules, the BC Act, and Canadian laws also govern a company’s ability to use discretionary proxy authority with respect to shareholder proposals that were not submitted by the shareholders in time to be included in the proxy statement. In the event a shareholder proposal is not submitted to us prior to February 16, 2027, the proxies solicited by the Board for the 2027 annual general and special meeting of shareholders will confer authority on the proxy holders to vote the shares in accordance with the recommendations of the Board if the proposal is presented at the 2028 annual general and special meeting of shareholders without any discussion of the proposal in the proxy statement for such meeting.

What does it mean if I receive more than one Notice?	If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on your proxy card or voting instruction form, as applicable, to ensure that all of your shares are voted.

STARZ 2026 Proxy Statement	7

Who can I contact if I have questions?
Shareholders who have questions about deciding how to vote should contact their financial, legal or professional advisors. For any queries referencing information in this proxy statement or in respect of voting your common shares, please call MacKenzie Partners, Inc. at (800) 322-2885 or (212) 929-5500 or email starz@mackenziepartners.com.

Where can I find the voting results of the Annual Meeting?	We intend to announce voting results at the Annual Meeting and in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.
The date of this proxy statement is April 2, 2026.

STARZ 2026 Proxy Statement	8

PROPOSAL 1    ELECTION OF DIRECTORS
Nominees for Directors
Our Board currently consists of eleven (11) directors. Upon the recommendation of the Nominating & Corporate Governance Committee of the Board, our Board nominated the eleven (11) people named below for election as a director. Ten of the eleven nominees listed below are currently directors of the Company. On March 4, 2026, Mr. Harry E. Sloan notified the Board that he would not stand for re-election as he looks to reduce his overall number of board mandates. Upon the recommendation of the Nominating & Corporate Governance Committee, the Board has nominated Mr. Ramin Arani for election as a new independent director.
Each nominee, if elected at the Annual Meeting, will serve until our 2027 annual general and special meeting, or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated in accordance with our Articles or applicable law.
Other than as discussed herein, there are no arrangements or understandings between any nominee and any other person for selection as a nominee. Pursuant to the Investor Rights Agreement (as defined and discussed below under Investor Rights Agreement) , Bruce Mann currently serves as the designee of Liberty Global Ventures Limited and Mark H. Rachesky, M.D., Emily Fine, and Joshua W. Sapan currently serve as designees of MHR Fund Management, LLC.
The nominees have consented to serve on the Board if elected and the Board has no reason to believe that they will not serve if elected. If any of the nominees should become unable or unwilling for good cause to serve as a director if elected, the persons the Board has designated as proxies may vote for a substitute nominee if the Board has designated a substitute nominee or for the balance of the nominees.
There are no family relationships among the nominees for directors, current directors or executive officers of the Company. Ages are as of April 1, 2026. Their skills and experience as reflected in the Board Profile section below are noted for each of the directors.

				Committee Membership
Name	Age	Independent	Director Since	Audit & Risk Committee	Compensation & Talent Committee	Nominating & Corporate Governance Committee
Ramin Arani	56	Yes	-
Michael Burns	67	No	05/2025
Mignon Clyburn	64	Yes	05/2025	X
Emily Fine	52	Yes	05/2025		X	X
Lisa Gersh	67	Yes	05/2025		X
Jeffrey A. Hirsch	54	No	05/2025
Bruce Mann	70	Yes	05/2025			X
Mark H. Rachesky, M.D.	67	Yes	05/2025		X
Joshua Sapan	75	Yes	05/2025			X
Hardwick Simmons	85	Yes	05/2025
Ed Wilson	69	Yes	08/2025	X
= Chair; = Financial Expert

STARZ 2026 Proxy Statement	9

RAMIN ARANI
Age: 56 Director Since: Newly proposed director Residence: Wellington, Florida, United States of America
Business Experience
Mr. Arani has been a Senior Leader at LionTree since April 2023. He has served as an operating partner at &Vest Capital from February 2022 to August 2023 and was previously the Chief Financial Officer of Vice Media Group from November 2019 to December 2021. From 1992 to 2018, he worked at Fidelity Investments as a research analyst and portfolio manager, where he managed several major funds, including the Fidelity Puritan Fund.
Other Directorships
Mr. Arani has served as a director of Brunello Cucinelli since May 2020, as a director of LiveOne and PodCastOne since January 2019 and July 2023 respectively, and also currently serves as a director for private company Metropolis. In the past, he has been a director of Fast Acquisition Corp. and Fast Acquisition Corp. II from 2020 to 2023, and Sakara Life from September 2019 to August 2021. He has also held board roles at several private companies including Legendary Pictures, Vice, Moda Operandi, Rent the Runway, Goop, Rumble Fitness, and Emotion Network. He has served on the boards for nonprofit organizations including The College Foundation of the University of Virginia, The Nichols School, Tufts University’s Institute for Global Leadership, Opportunity Network, Devereux Cleo Wallace, and Danny & Ron’s Rescue.
Qualifications
Mr. Arani brings extensive financial expertise. His background combines public‑company and private‑company governance experience with hands‑on operating leadership in media, consumer, and technology industries. His long record as an investor, strategist, and board member provides a broad perspective on financial oversight, capital allocation, organizational leadership, and business transformation.

MICHAEL BURNS
Age: 67 Director Since: May 2025 Position with the Company: Senior Advisor/Consultant to Starz’s Chief Executive Officer Residence: Los Angeles, California, United States of America
Business Experience
Mr. Burns has been Lionsgate Studio Corp.’s Vice Chair since May 2025. From May 2024 to May 2025, Mr. Burns served as the Vice Chair of Legacy Lionsgate Studios. From March 2000 to May 2025, Mr. Burns served as the Vice Chair of Old Lionsgate (as hereafter defined). Mr. Burns served as Managing Director and Head of Prudential Securities Inc.’s Los Angeles Investment Banking Office from 1991 to March 2000.
Other Directorships
Mr. Burns was a director of Old Lionsgate from August 1999 to May 2025 and a director of Legacy Lionsgate Studios from May 2024 to May 2025. Mr. Burns was a director of Hasbro, Inc. (NASDAQ: HAS) from 2014 to 2024.
Qualifications
Mr. Burns helped build Old Lionsgate into a multibillion-dollar diversified global content leader. Mr. Burns’ notable tenure in investment banking prior to Lionsgate, where he focused on securing equity for the media and entertainment sector, equips him with valuable insights and expertise to support the Board in navigating complex financial transactions and strategic decisions. His understanding of Starz’s operations, coupled with his strategic acumen, industry expertise and expansive professional network, makes him an invaluable member of the Board.

STARZ 2026 Proxy Statement	10

MIGNON L. CLYBURN
Age: 64 Independent Director Since: May 2025 Committee Membership: Audit & Risk Committee Residence: Charleston, South Carolina, United States of America
Business Experience
Ms. Clyburn is President of MLC Strategies, LLC, a Washington, D.C.-based consulting firm, a position she has held since January 2019. Previously, Ms. Clyburn served as a Commissioner of the U.S. Federal Communications Commission (the “FCC”) from 2009 to 2018, including as acting chair. While at the FCC, she was committed to closing the digital divide and championed the modernization of the agency’s Lifeline Program, which assists low-income consumers with voice and broadband service. In addition, Ms. Clyburn promoted a broad spectrum of experiences in media ownership, initiated Inmate Calling Services reforms, supported a broad spectrum of experiences in STEM opportunities and fought for an open internet. Prior to her federal appointment, Ms. Clyburn served 11 years on the Public Service Commission of South Carolina and worked for nearly 15 years as publisher of the Coastal Times, a Charleston weekly newspaper focused on the African American community
Other Directorships
Ms. Clyburn was a director of Old Lionsgate from September 2020 to May 2025, a director of RingCentral, Inc. (NYSE: RNG) since November 2020, and a director of Lionsgate Studio Corp. from May 2024 to May 2025. Ms. Clyburn previously served on the board of directors of Charah Solutions, Inc. from November 2020 to July 2023.
Qualifications
Ms. Clyburn has extensive experience as a state regulator of investor-owned utilities and as a federal commissioner in the technology and telecommunications fields. Such expertise and her additional background as a successful business executive, makes Ms. Clyburn invaluable and well qualified to serve on the Board.

EMILY FINE
Age: 52 Independent Director Since: May 2025 Committee Membership: Nominating & Corporate Governance Committee and Compensation & Talent Committee Residence: New York, New York, United States of America
Business Experience
Ms. Fine is a principal of MHR Fund Management, a New York-based private equity firm that manages approximately $5 billion of capital and has holdings in public and private companies in a variety of industries. Ms. Fine joined MHR Fund Management in 2002 and is a member of the firm’s investment committee. Prior to joining MHR Fund Management, Ms. Fine served as Senior Vice President at Cerberus Capital Management, L.P. and also worked at Merrill Lynch in the Telecom, Media & Technology Investment Banking Group, where she focused primarily on media merger and acquisition transactions.
Other Directorships
Ms. Fine served as a director of Old Lionsgate from November 2015 to May 2025. Ms. Fine served as a director of Legacy Lionsgate Studios from May 2024 to May 2025. Ms. Fine has served on the Lionsgate Studios Corp. Board since May 2025, and is a member of its Nominating and Corporate Governance Committee. Ms. Fine also serves on the Board of Directors of Rumie Initiative, a non-profit organization dedicated to providing access to free educational content through digital microlearning. Ms. Fine also serves on the Board of Directors of private companies Thor Resources and Magnet Companies.

STARZ 2026 Proxy Statement	11

Qualifications
Ms. Fine brings to the Board a unique perspective of Lionsgate’s business operations and valuable insight regarding financial matters. Ms. Fine has over 25 years of investing experience and experience working with various companies in the media industry, including, as a principal of MHR Fund Management, working closely with Lionsgate over the past fourteen years.
Investor Rights Agreement
Ms. Fine serves as a designee of MHR Fund Management under the Investor Rights Agreement (as defined below under Investor Rights Agreement).

LISA GERSH
Age: 67
Independent Director Since:
May 2025
Committee Membership:
Compensation & Talent Committee, Nominating & Corporate Governance Committee (Chair)
Residence:
Miami Beach, Florida, United States of America

Business Experience
In 2000, Ms. Gersh co-founded Oxygen Media with Geraldine Laybourne and served as its President and Chief Operating Officer. In 2007, Oxygen was acquired by NBC Universal and Ms. Gersh was made the President of Strategic Initiatives at NBC. While she was at NBC, Ms. Gersh played an instrumental role in NBC Universal’s multibillion-dollar acquisition of The Weather Channel Companies and served as interim Chief Executive Officer in 2009. In addition, Ms. Gersh pioneered the creation of Education Nation, a multi-media platform focused on engaging the public in a conversation about improving education in the U.S. From October 2017 to October 2018, Ms. Gersh served as Chief Executive Officer of Alexander Wang, a global fashion brand based in New York City. Prior to that, Ms. Gersh was the Chief Executive Officer of Goop, Inc. (a lifestyle brand founded by Gwyneth Paltrow), serving in that role from 2014 until 2016. Prior to Goop, Ms. Gersh served as President and Chief Executive Officer of Martha Stewart Living Omnimedia, Inc. until 2013.
Previously, Ms. Gersh had 13 years of experience creating strong corporate partnerships and other strategic relationships at the New York law firm, Friedman Kaplan & Seiler LLP, which she co-founded and where she served as partner from 1986 to 1998. Ms. Gersh began her career as an attorney with Debevoise & Plimpton. Ms. Gersh holds a B.A. from SUNY Binghamton and a J.D. from Rutgers Law School.
Other Directorships
Ms. Gersh has served on the Board of Directors of Hasbro, Inc. (Nasdaq: HAS) since July 2010, where she is the Chair of the Compensation Committee and serves on the Nominating, Governance and Social Responsibility Committee. Ms. Gersh also served on the Board of Directors of MoneyLion (NYSE: ML) from 2021 to 2025, where she chaired the Nominating and Governance Committee and serves on the Compensation Committee. Ms. Gersh serves on one private company Board, Jones Road, a cosmetics company founded by Bobbi Brown and is on the Board of The Bail Project, a national nonprofit organization that pays bail for people in need, reuniting families and restoring the presumption of innocence.
Qualifications
Ms. Gersh is a seasoned operating executive and public company board member with extensive leadership experience. As a former Chief Executive Officer of multiple companies and a current member of two public boards, Ms. Gersh provides effective oversight and exceptional strategic and operational expertise to the Board.

STARZ 2026 Proxy Statement	12

JEFFREY A. HIRSCH
Age: 54 Position with Starz: Chief Executive Officer and President Residence: Los Angeles, California, United States of America
Business Experience
Mr. Hirsch has served as the Chief Executive Officer and President of the Company since the Separation and, prior to that, of the Starz Business since September 2019, shaping its overall business and programming strategy and overseeing the continued evolution and expansion of its streaming platform. Under Mr. Hirsch’s leadership, the Starz Business launched the highly rated STARZ app offering the ability to stream or download Starz premium content. Since the launch of the app, Mr. Hirsch has continued to lead the Starz Business through a successful transition to a majority digital over-the-top business. Mr. Hirsch previously served as the Chief Operating Officer of the Starz Business from June 2016 to September 2019 after joining the Starz Business in July 2015 as President of Global Marketing and Product Development. Prior to that, Mr. Hirsch served as Executive Vice President and Chief Marketing Officer, Residential Services at Time Warner Cable from January 2013 to January 2015. In 2012, Mr. Hirsch was recognized as the sole recipient of the Vanguard Award for Young Leadership and was twice ranked by Forbes for his executive talents and influence in marketing and social media.
Qualifications
As the Chief Executive Officer and President of Starz, Mr. Hirsch is responsible for the day-to-day supervision, management and control of the business and affairs of Starz, develop its strategic direction, and serve as a bridge between management and the Board to support the alignment of the goals of both.

BRUCE MANN
Age: 70 Independent Director Since: May 2025 Committee Membership: Nominating & Corporate Governance Committee Residence: Pacific Palisades, California, United States of America
Business Experience
Mr. Mann is Managing Director, Chief Content Officer for Liberty Global and is responsible for content investments, partnerships, and strategy based in Los Angeles. Mr. Mann oversees Liberty Global’s Content Investments which represents circa $1.5bn in value through its strategic and co-controlling stakes in companies such as All3 Media, Formula E, TelevisaUnivision and ITV. Liberty Global Content’s planning and partnership team also manages relationships with global streamers while working closely with its operating companies to maximize the value of its $1.8bn annual investment in its acquired and produced content. Prior to rejoining Liberty Global in 2016, Mr. Mann ran XYZnetworks, Liberty Global’s joint venture with News Corp.-owned Foxtel, which owned, operated, or distributed 11 basic cable television channels. Mr. Mann was also a founding member of Austar Entertainment, Liberty Global’s publicly traded operation in Australia. During his 30 year plus U.S. domestic and international career, Mr. Mann has held several roles in media and sports with TVN, Austar Entertainment, Time Warner, E! Entertainment and the then Washington Redskins. Mr. Mann holds a BA in Business Administration from Clarion University.

Other Directorships
Mr. Mann is on the Board of Directors of Range Media Partners, and was a member of the Board of Directors of All3 Media until 2024 and a board observer of Formula E.

STARZ 2026 Proxy Statement	13

Qualifications
Mr. Mann is a valuable member of the Board, bringing extensive experience in content investments, partnerships, and strategy. With a distinguished background in media and entertainment, Mr. Mann offers exceptional expertise in managing investments and strategic relationships that benefit the Board.
Investor Rights Agreement
Mr. Mann serves as the designee of Liberty under the Starz Investor Rights Agreement (as defined below under Investor Rights Agreement).

MARK H. RACHESKY, M.D.
Age: 67 Independent Director Since: May 2025 Committee Membership: Compensation & Talent Committee Residence: New York, New York, United States of America
Business Experience
Dr. Rachesky is Founder and Chief Investment Officer of MHR Fund Management LLC, a New York-based private equity firm that manages approximately $5 billion of capital and has holdings in public and private companies across a variety of industries.
Other Directorships
Dr. Rachesky has served as a director of Lionsgate Studios Corp. since May 2025 and is a member of its Compensation Committee. Dr. Rachesky served as a director of Legacy Lionsgate Studios from May 2024 to May 2025 and was a director of Old Lionsgate from September 2009 to May 2025.
Dr. Rachesky is also the Non-Executive Chairman of the Board of Directors, member of the Nominating Committee and the Human Resources and Compensation Committee of Telesat Corporation (NASDAQ: TSAT), and a director and member of the Nominating Committee, the Corporate Governance Committee and the Compensation Committee of Titan International, Inc. (NYSE: TWI). Dr. Rachesky formerly served on the Board of Directors of Loral Space & Communications Inc. until its merger with Telesat Canada in November 2021, on the Board of Directors of Navistar International Corporation (NYSE: NAV) until its merger with Traton SE in July 2021, and on the Board of Directors of Emisphere Technologies Inc. until it was acquired by Novo Nordisk in December 2020. Dr. Rachesky also serves on the Board of Directors of Mt. Sinai Hospital Children’s Center Foundation, the Board of Advisors of Columbia University Medical Center, as well as the Board of Overseers of the University of Pennsylvania, and the Advisory Board of Mt. Sinai Associates.
Qualifications
Dr. Rachesky offers strong leadership, deep financial expertise, and broad business acumen, backed by over 25 years of successful investments across various industries. Dr. Rachesky’s experience as chair and director of both public and private companies provides valuable, insightful perspectives on the economic, financial, and business dynamics that help shape Starz’s strategic direction.
Investor Rights Agreement
Dr. Rachesky serves as a designee of MHR Fund Management under the Starz Investor Rights Agreement (as defined below under Investor Rights Agreement).

STARZ 2026 Proxy Statement	14

JOSHUA W. SAPAN
Age: 75 Independent Director Since: May 2025 Committee Membership: Nominating & Corporate Governance Committee Residence: New York, New York, United States of America
Business Experience
Mr. Sapan is the President of Sapan Studio, a boutique media film television production and investment company he founded in 2022.
Previously, Mr. Sapan served as the Chief Executive Officer of AMC Networks, Inc. (Nasdaq: AMCX) (“AMC”) from 1996 to September 2021. Mr. Sapan joined AMC in 1987, was named its Chief Executive Officer in 1995 and served as Executive Vice Chairman from September 2021 to December 2022. In June 2011, Mr. Sapan led the company’s successful spin-off from Cablevision Systems Corporation as AMC began trading as a separate public company on the Nasdaq stock exchange. During his tenure at AMC, Mr. Sapan evolved the business from a collection of U.S. cable channels showcasing classic movies to a company known for original programming. Mr. Sapan is credited with building some of television’s most influential entertainment shows, including AMC’s “The Walking Dead,” “Mad Men,” “Breaking Bad,” and “Better Call Saul”; BBC AMERICA’s “Killing Eve”; IFC’s “Portlandia” and “Documentary Now!” and SundanceTV’s “Rectify” and “Top of the Lake.” A champion of new voices, Mr. Sapan has brought independent film to wide audiences through IFC Films, supporting the early work of directors such as Lena Dunham, Barry Jenkins, Richard Linklater, Mira Nair, Christopher Nolan, and Lynn Shelton. In 2005, Mr. Sapan opened the brick-and-mortar IFC Center. Mr. Sapan also moved AMC early into the targeted streaming business, launching Sundance Now in 2014 and the horror-centric Shudder in 2015. In 2018, AMC acquired the urban-oriented ALLBLK and British-focused Acorn TV, and in 2020, it launched AMC+.
Mr. Sapan has received a wide range of honors, including induction into the Broadcasting & Cable Hall of Fame, NATPE’s Brandon Tartikoff Legacy Award, the Paley Prize for Innovation and Excellence, and The Media Institute’s Freedom of Speech Award for his contributions to the advancement and protection of free speech. Mr. Sapan serves on the boards of the American Film Institute, the Museum of the Moving Image, New York Public Radio, the New School, People for the American Way, and Haiti Air Ambulance.
Mr. Sapan is the author of four books: “Cable TV” published by Putnam, “The Big Picture: America in Panorama”, and “Third Act,” both from Princeton Architectural Press, and “RX”, a book of poetry published by Red Hen Press in 2023.
Qualifications
Mr. Sapan is a valuable member of the Board, bringing extensive experience in producing independent film and television, as well as making strategic investments in new media enterprises. With a strong background in leadership roles at prominent media organizations, Mr. Sapan offers deep expertise in content production, distribution, and media strategy, positioning him to help guide Starz’s growth as a leading premium subscription video service.
Investor Rights Agreement
Mr. Sapan serves as a designee of MHR Fund Management under the Starz Investor Rights Agreement (as defined below under Investor Rights Agreement).

STARZ 2026 Proxy Statement	15

HARDWICK SIMMONS
Age: 85 Independent Director Since: May 2025 Committee Membership: Audit & Risk Committee (Chair) Residence: Marion, Massachusetts, United States of America
Business Experience
Mr. Simmons currently serves as a director of several privately held companies. He is currently president of Stonetex Oil Corp. and a life trustee of Woods Hole Oceanographic Institution. From February 2001 to June 2003, Mr. Simmons served first as Chief Executive Officer and then as Chairman and Chief Executive Officer at The NASDAQ Stock Market Inc. From May 1991 to December 2000, Mr. Simmons served as President and Chief Executive Officer of Prudential Securities Incorporated.
Other Directorships
Mr. Simmons served as a director of Old Lionsgate from June 2005 to May 2025, and was a director of Legacy Lionsgate Studios from May 2024 to May 2025. From 2005 to 2016, Mr. Simmons was the Lead Director and Chairman of the Audit and Risk Committee of Raymond James Financial (NYSE: RJF). Mr. Simmons is a former chairman of the Securities Industry Association, a former director of the Chicago Board Options Exchange, a former lead director of Raymond James Financial and a former president of the New York Bond Club. Mr. Simmons is also a director of private companies Invivoscribe, Inc. and Stonetex Corp.
Qualifications
Through an accomplished career leading one of the largest equity securities trading markets in the world, and managing other significant financial institutions, Mr. Simmons brings invaluable business and financial expertise to the Board in its deliberations on complex transactions and financial matters. Mr. Simmons’ extensive business knowledge and valuable insights into investment banking and regulation further enhances the Board’s ability to effectively oversee Starz’s operations.

ED WILSON
Age: 69 Independent Director Since: August 2025 Committee Membership: Audit & Risk Committee, Compensation & Talent Committee (Chair) Residence: Los Angeles, California, United States of America
Business Experience
Mr. Wilson is an entrepreneurial media executive who moves seamlessly between traditional and emerging media and gracefully from the executive boardroom to the free-thinking space of content and talent development.

He is a sought-after advisor in the technology, media and telecom (TMT) sector, currently serving on the Boards of VICE Media which is in the midst of a remarkable post-bankruptcy turn-around, and Extreme Reach, an AI-driven creative technology platform for brands and publishers.

In 2022, Mr. Wilson and his son, Royce, launched Fifth Growth Fund, an early to middle stage growth fund focused on media and technology investments. He is also a Founding Partner in Whisper Advisors, a boutique advisory and banking firm, and the Founder of Dreamcatcher Media.
Across his various roles, Mr. Wilson draws on deep relationships developed over a two decade plus span when he served as President of FOX Television Network, NBC Enterprises and CBS Enterprises, as well as President of Tribune Broadcasting and Chief Revenue Officer of Tribune Corp.
In the educational and philanthropic realm, Mr. Wilson served as a Member of the Board of Trustees of Southern Methodist University for 12 years and continues to serve on the Executive Board of the Cox School of Business there. He is on the Advisory Board at the Walton Business School at the University of Arkansas and previously sat on the Boards of the USO and the San Diego Zoo.

STARZ 2026 Proxy Statement	16

Other Directorships
Mr. Wilson has served as a director of private company VICE Media since June 2024 and private company Extreme Reach since September 2024.
Qualifications
Mr. Wilson’s extensive experience as a media and technology investor, entrepreneur, and studio executive uniquely qualifies him to serve on the Board. Mr. Wilson’s wealth of strategic and operational expertise offers valuable insights and contributes meaningfully to Starz’s strategic direction and decision-making processes.

The Board and the Nominating & Corporate Governance Committee are committed to ensuring that the Board is composed of directors who possess highly relevant skills, professional experience and backgrounds, bring varied viewpoints and perspectives, and effectively represent the long-term interests of shareholders. The director qualifications listed above demonstrate their experience with public company corporate governance and risk management principles, financial insight, experience in the media and entertainment industry, and strategic planning. Independent directors (under Nasdaq standards) make up approximately 82% of the Board.
Our Board believes that our directors have demonstrated the ability to devote the time and attention necessary to fulfill their responsibilities as directors and their service on the Board is in the best interest of the Company and its shareholders.
Investor Rights Agreement
Prior to the Separation, as defined and further discussed below, the business of what would become Starz Entertainment Corp. (the “Company”) substantially consisted of Lions Gate Entertainment Corp’s (“Old Lionsgate” or “Parent”) Media Networks segment, which itself consisted of (i) Starz Networks, which included the domestic distribution within the U.S. and Canada of STARZ branded premium subscription video services through over-the-top (“OTT”) streaming platforms and distributors, on a direct-to-consumer basis through the STARZ App and through wholesale U.S. and Canada OTT and multichannel video programming distributors (“MVPDs”), including cable operators, satellite television providers and telecommunications companies (in the aggregate the “Starz Platform”), and (ii) International, which at that time primarily consisted of the OTT distribution of subscription video services outside the U.S. and Canada. (“LIONSGATE+”) (collectively referred to as the “Starz Business”). Old Lionsgate also had a subsidiary Lionsgate Studios Corp. (formerly trading on the Nasdaq Stock Market under the ticker symbol LION) (“Legacy Lionsgate Studios”) that included the Old Lionsgate’s motion picture and television studio operations (collectively referred to as the “LG Studios Business”).
On May 6, 2025, Old Lionsgate, through a series of transactions contemplated by that certain arrangement agreement, dated as of January 29, 2025, as amended March 12, 2025 (as amended, the “Arrangement Agreement”) completed the separation of the LG Studios Business of Old Lionsgate from the Starz Business (the “Separation”). As a result of the Arrangement Agreement immediately following the Separation, the pre-transaction shareholders of Old Lionsgate owned shares in two separately traded public companies: (1) Old Lionsgate, which was renamed “Starz Entertainment Corp.” (the Company) and holds, directly and through subsidiaries, the Starz Business previously held by Old Lionsgate, and (2) Lionsgate Studios Holding Corp. (“New Lionsgate”), which was renamed “Lionsgate Studios Corp.” and holds, directly and through subsidiaries, the LG Studios Business previously held by Old Lionsgate, and is owned by Old Lionsgate shareholders and Legacy Lionsgate Studios shareholders.
Prior to the Separation, on November 10, 2015, Old Lionsgate had entered into an investor rights agreements with Liberty Global, Warner Bros. Discovery, Liberty, Discovery Lightning and certain affiliates of MHR Fund Management (as amended from time to time, the “Old Lionsgate Investor Rights Agreement”) in connection with (i) the purchase by Liberty (a limited company organized under the laws of the U.K. and a wholly-owned subsidiary of Liberty Global) of 5,000,000 of Old Lionsgate’s then outstanding common shares from funds affiliated with MHR Fund Management, and (ii) the purchase by Discovery Lightning (a limited company organized under the laws of the U.K. and a wholly-owned subsidiary of Warner Bros. Discovery, Inc. (“Warner Bros. Discovery”)) of 5,000,000 of Old Lionsgate’s then outstanding common shares from funds affiliated with MHR Fund Management.
On May 6, 2025, in connection with the Separation, the Company entered into an investor rights agreement (the “Investor Rights Agreement”) with each of Discovery Lightning Investments Ltd., Warner Bros. Discovery, Inc., (collectively, “Discovery Lightning”); Liberty Global Ventures Limited, Liberty Global Ltd., (collectively, “Liberty”); and MHR Capital

STARZ 2026 Proxy Statement	17

Partners Master Account LP, MHR Capital Partners (100) LP, MHR Institutional Partners II LP, MHR Institutional Partners IIA LP, MHR Institutional Partners III LP, MHR Institutional Partners IV LP and MHR Fund Management LLC and affiliated funds thereto (collectively, “MHR Fund Management”), that was substantially similar to the Old Lionsgate Investor Rights Agreements.
The Investor Rights Agreement provides that, among other things, (i) for so long as funds affiliated with MHR Fund Management beneficially own at least 10,000,000 of the Company’s then-outstanding common shares in the aggregate (as adjusted for any stock split, stock dividend, reverse stock split or similar event), the Company will include three (3) designees of MHR Fund Management (at least one of whom will be an independent director and will be subject to approval by the Board) on its slate of director nominees for election at each future annual general and special meeting of the Company’s shareholders, (ii) for so long as funds affiliated with MHR Fund Management beneficially own at least 7,500,000, but less than 10,000,000, of the Company’s then-outstanding common shares in the aggregate (as adjusted for any stock split, stock dividend, reverse stock split or similar event), the Company will include two designees of MHR Fund Management on its slate of director nominees for election at each future annual general and special meeting of the Company’s shareholders and (iii) for so long as funds affiliated with MHR Fund Management beneficially own at least 5,000,000, but less than 7,500,000, of the Company’s then-outstanding common shares in the aggregate (as adjusted for any stock split, stock dividend, reverse stock split or similar event), the Company will include one designee of MHR Fund Management on its slate of director nominees for election at each future annual general and special meeting of the Company’s shareholders. Mark H. Rachesky, M.D., Emily Fine, and Joshua W. Sapan currently serve as designees of MHR Fund Management.
In addition, the Investor Rights Agreement provides that (i) for so long as Liberty and Discovery Lightning (together with certain of their affiliates) beneficially own at least 10,000,000 of the Company’s then-outstanding common shares in the aggregate (as adjusted for any stock split, stock dividend, reverse stock split or similar event), the Company will include one designee of Liberty and one designee of Discovery Lightning on its slate of director nominees for election to the Board at each future annual and special general meeting of the Company’s shareholders and (ii) for so long as Liberty and Discovery Lightning (together with certain of their affiliates) beneficially own at least 5,000,000, but less than 10,000,000 of the Company’s then-outstanding common shares in the aggregate (as adjusted for any stock split, stock dividend, reverse stock split or similar event), the Company will include one designee of Liberty and Discovery Lightning, collectively, on its slate of director nominees for election to the Board at each future annual and special general meeting of the Company’s shareholders, selected by (a) Liberty, if Liberty individually exceeds such 5,000,000 common share threshold but Discovery Lightning does not, (b) Discovery Lightning, if Discovery Lightning individually exceeds such 5,000,000 common share threshold but Liberty does not and (c) Liberty and Discovery Lightning, jointly, if neither Liberty nor Discovery Lightning individually exceeds such 5,000,000 common share threshold. Bruce Mann currently serves as the designee of Liberty.
In addition, under the Investor Rights Agreement, the Company agreed to provide Liberty, Discovery Lightning and MHR Fund Management with certain pre-emptive rights on shares that the Company may issue in the future for cash consideration.
Under the Investor Rights Agreement, Liberty and Discovery Lightning (together with certain of their affiliates) have agreed that if they sell or transfer any of their Company common shares to a shareholder or group of shareholders that beneficially own 5% or more of the Company’s then-outstanding common shares, or that would result in a person or group of persons beneficially owning 5% or more of the Company’s then-outstanding common shares, any such transferee would have to agree to the restrictions and obligations set forth in the Investor Rights Agreement, including transfer restrictions, subject to certain exceptions set forth in the Investor Rights Agreement.
Discovery Lightning has since divested itself of its shares in the Company and therefore has no designee on the Board at this time and holds no rights under the Investor Rights Agreement.
The full Investor Rights Agreement may be found as Exhibit 10.12 to the Company’s Form 10-KT filed with the SEC on February 26, 2026.

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Vote Required

A plurality of the shares voting in person or by proxy is required to elect each of the 11 nominees for director. A plurality means that the 11 nominees receiving the largest number of votes cast (votes “FOR”) will be elected. Shareholders are not permitted to cumulate their shares for the purpose of electing directors.
For the purposes of determining the number of votes cast, only the common shares voting “FOR” or “WITHHOLD” are counted. There is no minimum or maximum number of shares that must be cast for, or withheld from, any candidate nominated for election in order for that nominee to be elected. The 11 nominees receiving the greatest number of “FOR” votes will form the Board following the Annual Meeting. As a result, any shares not voted “FOR” a particular nominee (as a result of a withhold vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election (except to the extent they otherwise reduce the number of shares voted “FOR” such director nominee). You may vote (i) “FOR” a director nominee or (ii) “WITHHOLD” for a director nominee.
Note that if your common shares are held by a broker or nominee, such broker or nominee will not have authority to exercise their discretion to vote your common shares on Proposal 1 unless you provide instructions to them regarding how you would like your common shares to be voted. If such broker or nominee does not receive such instructions, and as a result, is unable to vote your shares on Proposal No. 1, this will result in a broker non-vote.
For purposes of determining the number of votes cast, only the shares voting “FOR” or “WITHHOLD” are counted. As such, broker non-votes are not treated as votes cast and are not counted in the determination of the outcome of Proposal No. 1. For purposes of this proposal, abstentions are not treated as votes cast and are not counted in the determination of the number of votes necessary for the election of each of the nominated directors.

Board Recommendation
The Board recommends a vote “FOR” the election of Ramin Arani, Michael Burns, Mignon Clyburn, Emily Fine, Lisa Gersh, Jeffrey A. Hirsch, Bruce Mann, Mark H. Rachesky, M.D., Joshua Sapan, Hardwick Simmons, and Ed Wilson on the proxy card or voting instruction form.
If you are a registered shareholder and you sign, date and return your proxy card or vote by telephone, mail or over the Internet as instructed on the enclosed proxy card and do not authorize a proxy holder other than the management proxy holders printed in the proxy card but, in each case, do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of each of Messrs. Arani, Burns, Hirsch, Mann, Rachesky, Sapan, Simmons, and Wilson, and Mses. Clyburn, Fine, and Gersh. If you are a Non-Registered Shareholder and you do not give voting instructions to your broker or nominee using the voting instruction form, your broker will leave your shares unvoted on this matter.
UNLESS SUCH AUTHORITY IS WITHHELD OR A PROXY HOLDER OTHER THAN THE MANAGEMENT PROXY HOLDERS IS AUTHORIZED, THE PROXIES GIVEN PURSUANT TO THIS SOLICITATION WILL BE VOTED FOR THE ELECTION OF EACH DIRECTOR.

THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.	FOR

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PROPOSAL 2    RE-APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
At the request of the Audit & Risk Committee of the Board, Ernst & Young LLP will be nominated at the Annual Meeting for re-appointment as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 at remuneration to be fixed by the Board. Ernst & Young LLP has been our independent registered public accounting firm since 2023 and was also the independent registered public accounting firm for Old Lionsgate since August 2001.
Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and to respond to appropriate questions from shareholders.

Vote Required and Board Recommendation
The affirmative vote of a majority of votes cast by shareholders present or represented by proxy at the Annual Meeting is required for the re-appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm.
For purposes of this proposal, abstentions are not treated as votes cast and are not counted in the determination of the number of votes necessary for the re-appointment of Ernst & Young LLP as Starz’s independent registered public accounting firm.
Note that, because this proposal is considered a routine matter, if your common shares are held by a broker or nominee, such broker or nominee will have authority to exercise their discretion to vote your common shares on Proposal 2 if you do not provide instructions to them regarding how you would like your common shares to be voted. For the purposes of determining the number of votes cast, only shareholders voting “FOR” or “WITHHOLD” are counted. There are no broker non-votes for Proposal No. 2.
The Board recommends a vote “FOR” the re-appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.
UNLESS SUCH AUTHORITY IS WITHHELD OR A PROXY HOLDER OTHER THAN THE MANAGEMENT PROXY HOLDERS IS AUTHORIZED, THE PROXIES GIVEN PURSUANT TO THIS SOLICITATION WILL BE VOTED FOR THE RE-APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

THE BOARD RECOMMENDS A VOTE FOR THE RE-APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.	FOR

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PROPOSAL 3    ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY‑ON‑PAY VOTES
The Company is providing its shareholders with the opportunity to cast a non-binding, advisory vote regarding how frequently the Company should hold future advisory votes to approve the compensation of its named executive officers (“Say‑on‑Pay votes”). Shareholders may indicate whether they prefer that the Say‑on‑Pay vote be held every one year, every two years, or every three years.
After considering the alternatives, the Board of Directors believes that holding a Say‑on‑Pay vote every year is the most appropriate frequency for the Company and its shareholders. In making this determination, the Board considered that an annual vote provides shareholders with the most regular and timely mechanism to provide feedback on the Company’s executive compensation program, enhances accountability, and aligns with prevalent corporate governance practices.
In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, the Board will request your advisory vote on the following resolution at the Annual Meeting:
RESOLVED, that the Company’s shareholders recommend that the Company hold an advisory vote to approve the compensation of the Company’s named executive officers (“Say‑on‑Pay votes”) pursuant to Section 14A of the Securities Exchange Act of 1934 every:
ONE YEAR,
TWO YEARS, or
THREE YEARS,
as indicated on the proxy card or voting instruction form for this meeting, with the option receiving the highest number of votes constituting the shareholders’ preferred frequency.
This vote is an advisory vote only and will not be binding on the Company, the Board or the Compensation & Talent Committee of the Board and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board or the Compensation & Talent Committee. However, the Compensation & Talent Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by shareholders in their vote on this proposal, and will consider the outcome of the vote when determining the frequency of future Say‑on‑Pay votes.

Vote Required and Board Recommendation
Shareholders may cast their vote for ONE YEAR, TWO YEARS, or THREE YEARS (or may abstain). Because this is an advisory vote, there is no minimum vote required to approve any of the frequency options. The option receiving the highest number of votes cast by shareholders present in person or by proxy at the Annual Meeting will be considered the shareholders’ preferred frequency.
Note that if your shares are held by a broker or nominee, such broker or nominee will not have authority to exercise his or her discretion to vote your shares on Proposal No. 3 unless you provide instructions to him or her regarding how you would like your shares to be voted. If such broker or nominee does not receive such instructions, and as a result is unable to vote your shares on Proposal No. 3, this will result in a broker non-vote. For purposes of determining the number of votes cast, only shares voting “ONE YEAR,” “TWO YEARS” or “THREE YEARS” are counted. As such, abstentions and broker non-votes are not treated as votes cast and are not counted in the determination of the outcome of Proposal No. 3.
The Board recommends a vote “FOR ONE YEAR” as the preferred frequency for future Say-on-Pay votes.

STARZ 2026 Proxy Statement	21

UNLESS SUCH AUTHORITY IS WITHHELD OR A PROXY HOLDER OTHER THAN THE MANAGEMENT PROXY HOLDERS IS AUTHORIZED, THE PROXIES GIVEN PURSUANT TO THIS SOLICITATION WILL BE VOTED FOR THE ADVISORY VOTE TO APPROVE ONE YEAR AS THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES.

THE BOARD RECOMMENDS A VOTE FOR ONE YEAR AS THE PREFERRED FREQUENCY FOR FUTURE SAY‑ON‑PAY VOTES.	FOR ONE YEAR

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PROPOSAL 4    ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
The Company is providing its shareholders with the opportunity to cast a non-binding, advisory vote on the compensation of the Named Executive Officers (as defined below) as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this proxy statement (including in the compensation tables and narratives accompanying those tables as well as in the Compensation Discussion and Analysis).
In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, the Board will request your advisory vote on the following resolution at the Annual Meeting:
RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in this proxy statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.
This vote is an advisory vote only and will not be binding on the Company, the Board or the Compensation & Talent Committee of the Board and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board or the Compensation & Talent Committee. However, the Compensation & Talent Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by shareholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for the Named Executive Officers.
The Company’s current policy is to provide shareholders with an opportunity to approve the compensation of the Named Executive Officers each year at the Annual Meeting (though the Company will take the shareholder’s advisory vote regarding the frequency of such opportunities in Proposal No. 3 into account).

Vote Required and Board Recommendation
Because this is an advisory vote, there is no minimum vote required to approve this proposal. Approval of this Proposal No. 4 will be found if the holders of a majority of the votes are cast for the advisory vote to approve executive compensation by shareholders present in person or by proxy at the Annual Meeting.
Note that if your shares are held by a broker or nominee, such broker or nominee will not have authority to exercise his or her discretion to vote your shares on Proposal No. 4 unless you provide instructions to him or her regarding how you would like your shares to be voted. If such broker or nominee does not receive such instructions, and as a result is unable to vote your shares on Proposal No. 4, this will result in a broker non-vote. For purposes of determining the number of votes cast, only shares voting “FOR” or “AGAINST” are counted. As such, abstentions and broker non-votes are not treated as votes cast and are not counted in the determination of the outcome of Proposal No. 4.
UNLESS SUCH AUTHORITY IS WITHHELD OR A PROXY HOLDER OTHER THAN THE MANAGEMENT PROXY HOLDERS IS AUTHORIZED, THE PROXIES GIVEN PURSUANT TO THIS SOLICITATION WILL BE VOTED FOR THE ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION.

THE BOARD RECOMMENDS A VOTE FOR THE ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION.	FOR

STARZ 2026 Proxy Statement	23

ENVIRONMENTAL, SOCIAL AND GOVERNANCE
Our Board believes that social responsibility and human capital matters are vital to the Company’s organizational health and is strongly committed to a positive corporate culture, multicultural representation, equal opportunity, talent acquisition, retention, employee satisfaction and engagement, with the tone set from the top. We report on social responsibility and human capital matters at each regularly scheduled Board meeting and periodically throughout the year.

Environmental, Social Responsibility and Human Capital Matters

Human Capital Strategy
The Company’s leadership team works across the organization to oversee talent practices related to recruitment, hiring, advancement, workplace policies and culture, with the objective of supporting impartial opportunities and sustained organizational performance.
•Hiring Process: Starz has implemented hiring practices designed to attract the best talent in the industry through a fair, consistent, and accessible process.
•Internship Programs: Starz has implemented an internship program focused on widening the talent pipeline and increasing opportunities across the entertainment industry.
•Strategic Supplier Engagement Program: The mission of Starz’s Strategic Supplier Engagement Program is, to deliver more competitive pricing, quality, service, innovation and creativity in procurement of services by expanding access to partnership opportunities and embedding inclusive sourcing practices within our procurement framework
•Starz’s Code of Business Conduct and Ethics governs conduct with, and applies to, our suppliers, vendors, contractors and agents, as applicable.

Employee Resource Groups	Starz provides its employees with the opportunity to form an array of Employee Resource Groups (“ERGs”) which offers employees the chance to build community and enhance cross-cultural presence and awareness, develop leadership skills and network across various business units and levels at Starz. The ERGs are voluntary, employee-led groups that are open to everyone and help foster an engaging and inclusive workplace. We currently have eight ERGs that engage 60% of our employees, reflecting strong company-wide participation and connection to our culture.

Community Involvement
Starz is committed to act responsibly and to seek to make a positive difference in the community through strategic partnerships and Starz’s volunteer program, which seeks to provide opportunities for employees to partner with a wide range of charitable organizations.
Starz encourages employees to volunteer for and serve on boards of non-profit organizations and to be committed to the philanthropic contributions of Starz’s employees and provides corporate matching to eligible non-profit organizations.

Engagement	Starz conducts an annual employee engagement survey to measure engagement and evaluate employee experience and areas of organizational strength and opportunity. Starz employees complete performance management conversations at set points throughout the year focusing on performance, goals, development, feedback and well-being.

Training and Development	Starz conducts annual employee trainings on anti-harassment, privacy and information technology security, the Foreign Corrupt Practices Act, as well as manager training. Starz provides training and development to all employees, focusing on career development, professional development and industry knowledge.

Employee Benefits and Programs	Starz offers a comprehensive benefits package which includes health, dental and vision insurance, disability and life insurance, family forming benefits, mental health support, and resources for caregiving (children and adult family). Starz offers programs to develop and enrich the employee experience with offerings such as tuition reimbursement, leadership development programs, mentorship, and other career and professional development opportunities.

STARZ 2026 Proxy Statement	24

Corporate Governance
Corporate governance remains a central focus of the Company and is embedded throughout our organization, beginning with the Board and its committees and extending to management and employees. The Board and its committees oversee and regularly review the Company’s governance practices and business strategies throughout the year, both through formal meetings and ongoing dialogue with each other and with management.
Role of the Board and Corporate Governance Guidelines
Starz’s corporate governance practices are embodied in its Corporate Governance Guidelines established by the Board. These guidelines, which provide a framework for the conduct of the Board’s business, provide that:
othe Board review, monitor, and provide oversight of, and strategic guidance to, senior management over the effectiveness of Starz’s fundamental operating, financial and other business plans, policies and decisions, including the execution of its strategies and objectives;
othe Board act in the best interest of Starz to enhance long-term shareholder value;
oa majority of the members of the Board be independent directors;
othe independent directors meet at least quarterly in executive session, or more frequently as needed;
odirectors have complete access to management;
othe Board and each of its committees may retain outside legal counsel and other advisors at their discretion and at the expense of the Company; and
othe Board and each of its committees conduct annual self-evaluations to determine whether they are functioning effectively.
 The full text of the key practices and procedures of the Board are outlined in the Corporate Governance Guidelines, which are available on Starz’s website at https://investors.starz.com/governance/governance-documents or may be obtained in print, without charge, by any shareholder upon request to Starz’s Corporate Secretary, at either of its principal executive offices.
Board Leadership Structure
Mr. Hirsch is the Company’s Chief Executive Officer and President. The Board believes it is appropriate for Mr. Hirsch to be on the Board in an executive capacity, as he is responsible for the day-to-day supervision, management and control of the business and affairs of the Company, develops its strategic direction, and serves as a bridge between management and the Board to support the alignment of the goals of both.
Mr. Burns is the Chair of the Board. Mr. Burns provides leadership as a non-executive Chair and helps ensure oversight of the Company. Mr. Burns also presides over the regularly scheduled executive sessions of directors who are not employees of the Company (“Non-Employee Directors”). In furtherance of the independent oversight of management, the Non-Employee Directors routinely meet and hold discussions without management present.
The remaining nine members of the Board are all independent directors, and all committee chairs and committee members are independent directors.
Separate Chair and Chief Executive Officer Roles
The Board believes that the Company’s current leadership structure, in which the roles of the Chair and Chief Executive Officer are separate, is appropriate for the Company at this time, taking into consideration the Company’s evolving needs, corporate strategy, and operating environment. The separation of the Chair and Chief Executive Officer roles reinforces the independence of the Board and its oversight of the business and affairs of the Company, enables the Chief Executive Officer to focus on the business, operations, and strategy of the Company, and allows the Company to leverage the Chair’s experience, perspective, and vision to serve the best interests of its shareholders.

STARZ 2026 Proxy Statement	25

Board Role in Risk Oversight
The Company’s management is responsible for communicating material risks to the Board and its committees, who provide oversight over the risk management practices implemented by management. The Board and committee reviews occur principally through the receipt of reports from Company management on these areas of risk and discussions with management regarding risk assessment and risk management.

Board of Directors
At regularly scheduled Board meetings, management presents risks faced by the Company. Specifically, the Company’s Chief Executive Officer and other senior management provide strategic and operational reports, including the Company’s operating environment, strategic initiatives, and risks relating to the Company’s operating segment; the Company’s Chief Financial Officer reports on operating and financial performance and treasury matters; the Company’s President, Starz Networks provides updates on distributors and partners; the Company’s President, Original Programming provides programming updates; the Company’s head of Investor Relations provides investor updates; and the Company’s General Counsel reports on legal risks and reviews any material litigation with the Board. Additionally, the Board receives reports from its committees, which may include a discussion of risks initially overseen by the committees for discussion and input from the Board.
The Board also receives reports from the Company on specific areas of risk from time to time, such as cyclical or other risks that are not covered at regularly scheduled Board meetings.

Committees
The Board also delegates responsibilities to its committees related to the oversight of certain risks.
•The Audit & Risk Committee is generally responsible for reviewing the Company’s risk assessment and enterprise risk management. Among other responsibilities set forth in the Audit & Risk Committee’s charter, the committee: (i) oversees the integrity of Starz’s financial statements and accounting and financial reporting processes; (ii) oversees Starz’s processes for monitoring significant risks and compliance with legal and regulatory requirements; (iii) oversees the independent auditor’s qualifications and independence; (iv) oversees the performance of Starz’s internal audit function and independent auditor; (v) oversees the development of Starz’s guidelines and policies with respect to financial risk exposure, financial statement risk assessment and Starz’s plans or processes to monitor, control and minimize significant areas of risks and exposures; (vi) prepares the reports required by applicable SEC and Canadian securities commissions’ disclosure rules; and (vii) reviews and provides oversight over risk management related to Starz’s data privacy, technology and information security, including cybersecurity and back-up of information systems, policies and procedures and the steps the Company has taken to monitor and control such exposures.
•The Compensation & Talent Committee monitors risks related to the Company’s compensation practices, including practices related to incentive-compensation and equity-based plans, other executive or Company-wide incentive programs. Among other responsibilities set forth in the Compensation & Talent Committee’s charter, the committee: (i) reviews, evaluates and makes recommendations to the Board with respect to management’s proposals regarding Starz’s overall compensation policies and practices and overseeing the development and implementation of such policies and practices; (ii) evaluates the performance of and reviews and approves the level of compensation for Starz’s Chief Executive Officer; (iii) in consultation with Starz’s Chief Executive Officer, considers and approves the selection, retention and remuneration arrangements for other executive officers and establishes, reviews and approves compensation plans in which executive officers are eligible to participate; and (iv) reviews and recommends for adoption or amendment by the Board and, when required, Starz’s shareholders, of incentive compensation plans and equity-based compensation plans and administers such plans and approves award grants thereunder to eligible persons.

STARZ 2026 Proxy Statement	26

•The Nominating & Corporate Governance Committee oversees risk as it relates to monitoring developments in law and practice with respect to the Company’s corporate governance processes, independence of the Board and director and management succession and transition planning, as well as the Company’s activities and practices regarding corporate responsibility and environmental, social and related governance matters. Among other responsibilities set forth in the Nominating & Corporate Governance Committee Charter, the committee: (i) identifies, evaluates, and recommends individuals qualified to become members of the Board, consistent with criteria approved by the Board; (ii) considers and recommends to the Board the director nominees for each annual general and special meeting of shareholders, the Board committees and the Chairpersons thereof; (iii) periodically reviews Starz’s activities and practices regarding corporate responsibility and environmental, social and related governance matters that are significant to Starz, oversees Starz’s public reporting on these topics and receives updates from Starz’s management committee responsible for significant environmental, social and governance activities; (iv) reviews Starz’s human capital management policies; and (v) develops and recommends to the Board a set of corporate governance guidelines applicable to Starz, assists in the oversight of such guidelines; and oversees the evaluation of the Board and executive officers and other members of senior management.

The Board believes that the processes it has established for overseeing risk would be effective under a variety of leadership frameworks and, therefore, do not materially affect its choice of leadership structure as described under Board Leadership Structure above.
Succession Planning
The Board considers effective succession planning to be critical to the Company’s success and central to its long-term strategy. The Board oversees these programs through its Nominating & Corporate Governance Committee, which works with the Company’s Chief Diversity Officer and EVP, Human Resources to ensure that the Company has effective processes and programs in place for recruiting, developing, and retaining top talent, as well as for identifying and cultivating potential successors for key leadership positions. The Nominating & Corporate Governance Committee reviews and updates succession plans for the Company’s senior executives should one of these critical positions become vacant.
Cybersecurity and Information Security Risk Oversight
Our Board of Directors addresses the Company’s cybersecurity risk management as part of its general oversight function. The Audit & Risk Committee is responsible for overseeing the Company’s cybersecurity risk management processes, including oversight and mitigation of risks from cybersecurity threats.
Our cybersecurity risk assessment and management processes are implemented and maintained by certain members of the Company's management team, including our Executive Vice President, Technology and our General Counsel. Our cybersecurity incident response processes are designed to escalate certain cybersecurity incidents to members of management depending on the circumstances. Our Executive Vice President, Technology and our General Counsel and other senior executives work with the Company’s incident response team to help the Company mitigate and remediate cybersecurity incidents of which they are notified. Our cybersecurity incident response team has over 32 years of combined information technology and cybersecurity experience, and includes individuals with key information technology and cybersecurity certifications. In addition, the Company’s incident response processes include reporting to the Audit & Risk Committee for certain cybersecurity incidents.
Our cybersecurity risk assessment and management processes provide for regular updates to the Audit & Risk Committee. The Audit & Risk Committee receives reports from our Executive Vice President, Technology and our General Counsel concerning the Company’s significant cybersecurity threats and risk and the processes the Company has implemented to address them. The Audit & Risk Committee also receives various reports, summaries or presentations related to cybersecurity threats, risk and mitigation.
We have implemented and maintain various information security processes designed to identify, assess and manage material risks from cybersecurity threats to our critical computer networks, third party hosted services, communications

STARZ 2026 Proxy Statement	27

systems, hardware and software, and our critical data, including intellectual property, confidential information that is proprietary, strategic or competitive in nature, and employee and other personal data (“Information Systems and Data”).
The Company’s information security team helps identify, assess and manage the Company’s cybersecurity threats and risks. The information security team identifies and assesses risks from cybersecurity threats by monitoring and evaluating our threat environment and the Company’s risk profile using various methods including, for example with automated and manual tools, subscribing to reports and services that identify cybersecurity threats, analyzing reports of threats and threat actors, conducting scans of certain environments, evaluating threats reported to the Company, conducting cybersecurity audits, vulnerability assessments, and threat assessments, conducting response exercises, and coordinating with law enforcement.
Depending on the environment, systems, and data, we implement and maintain various technical, physical, and organizational measures, processes, standards and policies designed to manage and mitigate material risks from cybersecurity threats to our Information Systems and Data, including, for example, incident detection and response processes, vulnerability management policy, disaster recovery and business continuity plans, risk assessments, encryption of certain data, data segregation for certain data, network security and access controls, physical security controls, asset management, tracking and disposal, monitoring for certain systems, vendor risks management processes, employee training, penetration testing, cybersecurity insurance, and dedicated cybersecurity staff.
Our assessment and management of material risks from cybersecurity threats are integrated into the Company’s overall risk management processes. For example, the information security team lead by our Executive Vice President, Technology works with management and the legal department, to prioritize our risk management processes and mitigate cybersecurity threats that are more likely to lead to a material impact to our business and our senior management evaluates material risks from cybersecurity threats against our overall business objectives and reports to the Audit & Risk Committee of the Board of Directors, which evaluates our overall enterprise risk.
We use third-party service providers to assist us from time to time to identify, assess, and manage material risks from cybersecurity threats, including for example, cybersecurity consultants, cybersecurity software providers, managed cybersecurity service providers, threat intelligence service providers, penetration testing providers, dark web monitoring services, forensic investigators, and professional services firms, including legal counsel.
We use third-party service providers to perform a variety of functions throughout our business, application providers, hosting providers, supply chain resources and data back-up service providers. We have a vendor management program designed to manage cybersecurity risks associated with our use of these providers. Depending on the nature of the services provided, the sensitivity of the Information Systems and Data at issue, and the identity of the provider, our vendor management process may involve different levels of assessment designed to help identify cybersecurity risks associated with a provider and impose contractual obligations related to cybersecurity on the provider. Components of the vendor risk management program include, for example, conducting risk assessments for certain vendors, regularly reviewing certain vendors’ written security programs, reviewing security assessments and responses to security questionnaires, auditing of certain vendors, vulnerability scans related to vendors, and the imposition of certain contractual information security obligations for certain vendors.
The Company did not experience a material cybersecurity incident during the nine-month transitional period from April 1, 2025 to December 31, 2025.
Stock Ownership Guidelines
The Board believes that meaningful equity ownership by directors and executive officers supports long-term alignment with shareholders and reinforces a commitment to the Company’s sustained success. While the Company does not impose formal stock ownership or holding requirements on its directors or executive officers, many of them maintain significant equity interests in the Company, either through direct ownership or through equity-based awards. Equity compensation for executive officers is structured to promote long-term value creation. Awards such as restricted share units, stock options, and share appreciation rights generally vest in annual installments over a minimum of three years. This approach encourages long-term decision-making and aligns the interests of leadership with those of shareholders.

STARZ 2026 Proxy Statement	28

Policy on Hedging
The Board recognizes that hedging against losses in the Company’s securities may disturb the alignment between the interests of our officers and directors and those of our other shareholders in our performance and prospects. For this reason, under the Company’s Insider Trading Policy, officers, directors and employees are generally prohibited from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities. In addition, consistent with the Company’s Insider Trading Policy discussed below, Company directors and Section 16 Officers are prohibited from pledging as collateral for a loan, or holding in a margin account, any shares held in the Company up to a minimum unhedged ownership requirement under the Company’s Corporate Governance Guidelines. Shares in excess of that minimum unhedged ownership amount may be pledged or placed in a margin account only if the individual complies with all other requirements of the Insider Trading Policy.
Insider Trading Policy
The Company has adopted an Insider Trading Policy that applies to officers, directors, employees, temporary staff, contractors, consultants, and their household members, among other (each, a “covered individual”). The policy governs the purchase, sale and other dispositions of the registrant’s securities and is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations and Nasdaq listing standards, and to protect the integrity of the Company’s governance practices. Among other provisions, the policy:
•Prohibits trading in Company securities while in possession of material non-public information and restricts the disclosure (“tipping”) of such information to others.
•Prohibits speculative transactions, including short sales, transactions in derivative securities such as options, hedging arrangements, and certain pledging of shares.
•Establishes permitted trading windows during which trading is permitted absent possession of material non-public information by the covered individual.
•Requires prior notice and pre-clearance for transactions by directors, executive officers, and other specified employees.
•Addresses potential consequences for violations, including individual civil and criminal liability and penalties.
All covered individuals are required to certify their understanding of and compliance with the policy.
Board and Shareholder Meeting Attendance
The Board held a total of five (5) meetings in the nine-month transition period from April 1, 2025 to December 31, 2025 (including regularly scheduled and special meetings of the Board, which were held in person or via teleconference) and took action via unanimous written consent five times. Each director attended at least 75% of the aggregate number of meetings of the Board and meetings of committees on which he or she served in the nine-month transition period from April 1, 2025 to December 31, 2025. All directors are invited, but not required, to attend the annual general and special meeting. Accordingly, directors may not be present in person at the annual general and special meeting.

STARZ 2026 Proxy Statement	29

Board Committees and Responsibilities
The Board has a standing Audit & Risk Committee, Compensation & Talent Committee, and Nominating & Corporate Governance Committee. The table below provides membership information for our standing committees for the nine-month transition period from April 1, 2025 to December 31, 2025, as well as meeting information for such committees.

				Committee Membership
Name	Age	Independent	Director Since	Audit & Risk Committee	Compensation & Talent Committee	Nominating & Corporate Governance Committee
Michael Burns	67	No	05/2025
Mignon Clyburn	64	Yes	05/2025	X
Emily Fine	52	Yes	05/2025		X	X
Lisa Gersh	67	Yes	05/2025		X
Jeffrey A. Hirsch	54	No	05/2025
Bruce Mann	70	Yes	05/2025			X
Mark H. Rachesky, M.D.	67	Yes	05/2025		X
Joshua Sapan	75	Yes	05/2025			X
Hardwick Simmons	85	Yes	05/2025
Harry Sloan	76	Yes	05/2025	X
Ed Wilson	69	Yes	08/2025	X
= Chair; = Financial Expert

Audit & Risk Committee

Number of Members: 4 Current Members: Hardwick Simmons (Chair), Mignon Clyburn, Harry Sloan, Ed Wilson Meetings held in 2025: 5
Hardwick Simmons (Chair), Mignon Clyburn, Harry Sloan, and Ed Wilson are the current members of the Audit & Risk Committee.
The Audit & Risk Committee is governed by a written charter adopted by the Board, which is available on our website at https://investors.starz.com/governance/governance-documents, or may be obtained in print, without charge, by any shareholder upon request to our Corporate Secretary.
Pursuant to its charter, the duties and responsibilities of the Audit & Risk Committee include, among other things, the following:
•overseeing the integrity of Starz’s financial statements, accounting and financial reporting processes;
•overseeing Starz’s processes for monitoring significant risks and compliance with legal and regulatory requirements;
•overseeing the independent auditor’s qualifications and independence;
•overseeing the performance of Starz’s internal audit function and independent auditor;
•overseeing the development of Starz’s guidelines and policies with respect to financial risk exposure, financial statement risk assessment and Starz’s plans or processes to monitor, control and minimize significant areas of risks and exposures;
•preparing the reports required by applicable SEC and Canadian securities commissions’ disclosure rules; and

STARZ 2026 Proxy Statement	30

•reviewing and providing oversight over risk management related to Starz’s data privacy, technology and information security, including cybersecurity and back-up of information systems, policies and procedures and the steps the Company has taken to monitor and control such exposures.
The Board has determined that each member of the Audit & Risk Committee qualifies as an “independent” director under the SEC and Nasdaq listing standards and the enhanced independence standards applicable to audit committee members pursuant to Rule 10A-3(b)(1) under the Exchange Act, and that each member of the Audit & Risk Committee is “independent” and “financially literate” as prescribed by Canadian securities laws, regulations, policies and instruments. Additionally, the Board has determined that Mr. Simmons is an “audit committee financial expert” under applicable SEC rules and is “financially sophisticated” under the SEC and Nasdaq listing standards.

Compensation & Talent Committee
Number of Members: 4 Current Members: Ed Wilson (Chair), Lisa Gersh, Mark Rachesky, M.D., Emily Fine Meetings held in 2025: 7
Ed Wilson (Chair), Lisa Gersh, Mark Rachesky, M.D., and Emily Fine are the current members of the Compensation & Talent Committee.
The Compensation & Talent Committee is governed by a written charter adopted by the Board, which is available on our website at https://investors.starz.com/governance/governance-documents, or may be obtained in print, without charge, by any shareholder upon request to our Corporate Secretary.
Pursuant to its charter, the duties and responsibilities of the Compensation & Talent Committee include, among other things, the following:
•reviewing, evaluating and making recommendations to the Board with respect to management’s proposals regarding Starz’s overall compensation policies and practices and overseeing the development and implementation of such policies and practices;
•evaluating the performance of and reviewing and approving the level of compensation for Starz’s Chief Executive Officer;
•in consultation with Starz’s Chief Executive Officer, considering and approving the selection, retention and remuneration arrangements for other executive officers and establishing, reviewing and approving compensation plans in which executive officers are eligible to participate; and
•reviewing and recommending for adoption or amendment by Board and, when required, Starz’s shareholders, incentive compensation plans and equity-based compensation plans and administering such plans and approving award grants thereunder to eligible persons.
The Compensation & Talent Committee is also authorized, after considering such independence factors as may be required by the Nasdaq rules or applicable SEC rules, to retain independent compensation consultants and other outside experts or advisors as it believes to be necessary or appropriate to carry out its duties. See Compensation Discussion and Analysis for additional discussion of the Compensation & Talent Committee’s role and responsibilities, including a discussion on the role of our compensation consultant in the transition period from April 1, 2025 to December 31, 2025.

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Our executive officers, including the Named Executive Officers, do not have any role in determining the form or amount of compensation paid to the Named Executive Officers and our other senior executive officers (other than the Company’s Chief Executive Officer, who makes recommendations to the Compensation & Talent Committee with respect to compensation paid to the other Named Executive Officers).
The Board has determined that each member of the Compensation & Talent Committee qualifies as an “independent” director under the Nasdaq listing standards and the enhanced independence standards applicable to compensation committee members under the Nasdaq listing standards. In making its independence determination for each member of the Compensation & Talent Committee, our Board considered whether the director has a relationship with the Company that is material to the director’s ability to be independent from management in connection with the duties of a Compensation & Talent Committee member.

Nominating & Corporate Governance Committee
Number of Members: 4 Current Members: Lisa Gersh (Chair), Emily Fine, Bruce Mann, Joshua Sapan Meetings held in 2025: 5
Lisa Gersh (Chair), Emily Fine, Bruce Mann, and Joshua Sapan are the current members of the Nominating & Corporate Governance Committee.
The Nominating & Corporate Governance Committee is governed by a written charter adopted by the Board which is available on our website at https://investors.starz.com/governance/governance-documents, or may be obtained in print, without charge, by any shareholder upon request to our Corporate Secretary.
Pursuant to its charter, the duties and responsibilities of the Nominating & Corporate Governance Committee include, among other things, the following:
•identifying, evaluating and recommending individuals qualified to become members of the Board, consistent with criteria approved by the Board;
•considering and recommending to the Board the director nominees for each annual general and special meeting of shareholders, the Board committees and the Chairpersons thereof;
•periodically reviewing Starz’s activities and practices regarding corporate responsibility and environmental, social and related governance matters that are significant to Starz, overseeing Starz’s public reporting on these topics and receiving updates from Starz’s management committee responsible for significant environmental, social and governance activities;
•reviewing Starz’s human capital management policies;
•developing and recommending to the Board a set of corporate governance guidelines applicable to Starz and assisting in the oversight of such guidelines; and overseeing the evaluation of the Board and management.

The nominees for the Annual Meeting were recommended for selection by the Nominating & Corporate Governance Committee and were selected by the Board. The Nominating & Corporate Governance Committee did not engage a third party to identify or assist it in identifying or evaluating potential nominees to the Board.
The Board has determined that each member of the Nominating & Corporate Governance Committee qualifies as an “independent” director under the Nasdaq listing standards.

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The nominees for the Annual Meeting were recommended for selection by the Nominating & Corporate Governance Committee and were selected by the Board. The Nominating & Corporate Governance Committee did not engage a third party to identify or assist it in identifying or evaluating potential nominees to the Board.
The Board has determined that each member of the Nominating & Corporate Governance Committee qualifies as an “independent” director under the Nasdaq listing standards.

Determining Board Composition
The Board nominates directors for election at each annual meeting of shareholders and may appoint new directors to fill vacancies when they arise between annual meetings of shareholders. The Nominating & Corporate Governance Committee is responsible for recommending to the Board the types of skills and characteristics required of directors, based on the business, structure and needs of the Company, from time to time. This assessment should include issues of relevant experience, qualifications, attributes, skills, intelligence, independence, commitment, contribution to overall Board composition, understanding of the Company’s business, and other factors deemed relevant by the Board. In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.
The Board will nominate director candidates upon the recommendations of the Nominating & Corporate Governance Committee. Shareholders may also recommend director candidates for consideration by the Nominating & Corporate Governance Committee for election to the Board, consistent with the requirements of applicable law and the Articles.
 Term Limits
Each director will stand for election every year. The Board believes that term limits for Board membership are not necessary; however, no director should have an expectation of permanent membership. While term limits could help ensure that there are fresh ideas and viewpoints available to the Board, they hold the disadvantage of losing the contribution of directors who have been able to develop, over a period of time, increased insight into the Company and its operations and, therefore, are able to provide an increasing contribution to the Board as a whole.
For instructions on how shareholders may submit recommendations for director nominees to the Nominating & Corporate Governance Committee, see Shareholder Communications below. The Nominating & Corporate Governance Committee assesses the director nominees recommended by shareholders using the same criteria as described above.
Director Commitments
Our Board believes that our directors have demonstrated the ability to devote sufficient time and attention to fulfill the responsibilities required of directors.
Director Onboarding and Education
When a new director joins the Board, management will provide an orientation program to enable the new director promptly to gain an understanding of the Company and its industry. The Board expects each director to take steps reasonably necessary to be adequately informed about the Company and external matters affecting it and to enable the director to function effectively on the Board and committees on which the director serves. The Nominating & Corporate Governance Committee will oversee and work with the Company’s management to develop and monitor the process of orienting new directors and continuing education. Additionally, each director is expected to take steps reasonably necessary to be adequately informed about the Company and external matters affecting it and to enable the director to function effectively on the Board and on the Committees on which the director serves.

STARZ 2026 Proxy Statement	33

Shareholder Communications
The Board recognizes the importance of providing Starz shareholders and interested parties with a means of direct communication with the members of the Board. Shareholders and interested parties who would like to communicate with the Non-Executive Chair of the Board or its Non-Employee Directors may do so by writing to the Board or its Non-Employee Directors, care of Starz’s Corporate Secretary, at either of its principal executive offices. Additionally, shareholder recommendations for director nominees are welcome and should be sent to Starz at 1647 Stewart St., Santa Monica, California 90404 to the attention of the Company’s EVP and General Counsel, who will forward such recommendations to the Chair of the Nominating & Corporate Governance Committee.
Code of Business Conduct and Ethics
We have a Code of Business Conduct and Ethics (and an Anti-Bribery Corruption Policy) that applies to all of our directors, officers and employees (and, where applicable, to our suppliers, vendors, independent contractors and agents) that is available on our website at https://investors.starz.com/governance/governance-documents, or may be obtained in print, without charge, by any shareholder upon request to our Corporate Secretary, at either of our principal executive offices. We will disclose on our website any waivers of, or amendments to, the Code of Business Conduct and Ethics that applies to our Chief Executive Officer, Chief Financial Officer, Controller or persons performing similar functions.
Board and Committee Evaluations
Pursuant to our Corporate Governance Guidelines and the charter of the Nominating & Corporate Governance Committee, the Nominating & Corporate Governance Committee oversees an annual evaluation of the performance of the Board, its committees and each director in order to assess the overall effectiveness of the Board and its committees, director performance and Board dynamics, and suggested areas of improvement. The results of the evaluation are discussed by the Board and its Nominating & Corporate Governance Committee in executive session, with a view towards taking action to address any issues presented. The evaluation process is designed to facilitate ongoing, systematic examination of the Board’s effectiveness and accountability, and to identify opportunities for improving its operations and procedures. The effectiveness of individual directors is considered each year when the directors stand for re-nomination.
Director Independence
It is the policy of the Board that, as required by the requirements of the Nasdaq listing standards, a majority of directors be “independent” of the Company and its management. An “independent director” means a person who, as determined by the Board, complies with the independence criteria of the applicable legal and stock exchange requirements for serving as a director or member of a specific committee, and the Company’s Standards for Director Independence established by the Company’s Nominating & Corporate Governance Committee. Each director’s status under this definition is reviewed annually by the Nominating & Corporate Governance Committee and the Board. Each director is obligated to keep the Nominating & Corporate Governance Committee informed as to any developments that might affect the director’s independence.
Pursuant to our Corporate Governance Guidelines, the Board undertook its annual review of director independence in March 2025. During the annual review, the Board considered transactions and relationships between each director or any member of his/her immediate family and the Company and its subsidiaries and affiliates, including those reported under the heading Certain Relationships and Related Transactions below. The Board also examined transactions and relationships with the Company between directors or their affiliates and members of the Company’s senior management or their affiliates. As provided in our Corporate Governance Guidelines, the purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is “independent.” The Nominating & Corporate Governance Committee, with assistance from counsel, regularly reviews our Corporate Governance Guidelines to ensure their compliance with Canadian law, SEC and Nasdaq regulations. The full text of our Corporate Governance Guidelines is available on our website at https://investors.starz.com/governance/governance-documents, or may be obtained in print, without charge, by any shareholder upon request to our Corporate Secretary, at our principal executive offices.
As a result of this review, the Board affirmatively determined that nine of our current directors, including each of Messrs. Mann, Rachesky, Sapan, Simmons, Sloan, and Wilson and Mmes. Clyburn, Fine, and Gersh, are “independent” under our Standards for Director Independence, which is available on our website at https://investors.starz.com/governance/

STARZ 2026 Proxy Statement	34

governance-documents, Canadian standards, SEC rules and regulations (for Audit & Risk Committee members) and the Nasdaq listing standards (including the enhanced independence requirements for Compensation & Talent Committee members under Nasdaq Listing Rule 5605(d)).
A number of our independent Board members are currently serving or have served as directors or as members of senior management of other public companies. All of the committees of the Board are comprised solely of independent directors, each with a different independent director serving as chair of such committee. We believe that the number of independent experienced directors that make up the Board, along with the independent oversight of the Board by the non-executive Chair, benefits the Company and our shareholders.
Non-Management Director Meetings
The Company has taken steps to ensure that adequate structures and processes are in place to permit the Board to function independently of management. In matters that require independence of the Board from management, only the independent board members take part in the decision-making and evaluation of such matters. Additionally, at each of the Company’s regularly scheduled Board meetings and most Board committee meetings, the non-management, directors participate in an executive session, led by the Chair, without any members of the Company’s management present.
The independent members of the Board held a total of fifteen (15) executive sessions (including both standalone executive sessions and executive sessions following the Company’s regularly scheduled Board and committee meetings) in the nine-month transition period from April 1, 2025 to December 31, 2025 at which non-independent directors and members of management were not in attendance.

Director Compensation
For the nine-month transition period from April 1, 2025 to December 31, 2025, the members of the Company’s Board of Directors (the “Board”) who are not employees of the Company (“Non-Employee Directors”) were compensated as follows:

Type of Compensation	Amount
Annual Equity Retainer	$150,000
Annual Cash Retainer	$100,000
Annual Board Chair Retainer	$52,000
Annual Audit & Risk Committee Chair Retainer	$30,000
Annual Compensation & Talent Committee Chair Retainer	$30,000
Annual Nominating & Corporate Governance Committee Chair Retainer	$20,000
The annual equity retainer consists of an award of restricted share units granted under the Company’s equity incentive plan then in effect with a grant date value of $150,000, which is granted annually on or around the date of the Company’s annual general and special meeting of shareholders (with the value based on the closing price of the Company’s common shares on the date of grant, and the number of units rounded to the nearest whole unit). The restricted share units vest after one (1) year following the date of grant (or, if earlier, the date of the annual general and special meeting of shareholders in the year after the year of grant) and are settled in an equivalent number of the Company’s common shares. The Board retains discretion to provide for the award to instead be granted as a fixed amount of cash subject to the same vesting terms. The Board may also provide Non-Employee Directors an election to defer payment of their vested awards in accordance with applicable tax law.
The annual cash retainer and other retainers set for in the table above (other than the annual equity retainer) are paid, at the director’s election, in all cash, 50% in cash and 50% in the form of the Company’s common shares, or 100% in the form of the Company’s common shares. The Board retains discretion to provide for the retainers for one or more directors to be paid in a different mix of cash and the Company’s common shares as it determines appropriate. The retainers are paid in two (2) installments in January and July each year and, if applicable, the number of the Company’s common shares to be delivered in payment of the retainer are determined by dividing the dollar amount of the retainer to be paid by the closing price of the Company’s common shares on the date of payment, and fully vested at the time of payment.

STARZ 2026 Proxy Statement	35

Pursuant to the Company’s policies, the Non-Employee Directors are also reimbursed for reasonable expenses incurred in the performance of their duties.
The Board (or any committee of the Board within the authority delegated to it) has the right to amend this policy from time to time.
Transitional Fiscal Year Ended December 31, 2025 Director Compensation
The following table presents information regarding compensation earned or paid to each of our Non-Employee Directors for services rendered during transitional fiscal year ended December 31, 2025. Mr. Hirsch does not receive any compensation for his services on the Board. Certain directors served as members of Old Lionsgate’s Board of Directors during the transitional fiscal year ended December 31, 2025 only prior to the Separation on May 6, 2025. Mmes. Clyburn and Fine; and Messrs. Burns, Rachesky, Simmons and Sloan served on Old Lionsgate Board of Directors during the transition period from April 1, 2025 to the Separation and continue to serve on Starz’s Board following the Separation.

Name (a)	Fees Earned or Paid in Cash ($)(1)(2)(b)	Stock Awards ($)(2)(3)(c)	Option Awards ($)(3)(d)	Non-Equity Incentive Plan Compensation ($)(e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(f)	All Other Compensation ($)(4)(g)	Total ($)(h)
Michael Burns**	100,000	—	—	—	—	400,000	500,000
Mignon Clyburn**	66,667	—	—	—	—	—	66,667
Gordon Crawford*	12,164	—	—	—	—	—	12,164
Emily Fine**	76,804	—	—	—	—	—	76,804
Michael T. Fries*	10,137	—	—	—	—	—	10,137
Lisa Gersh	80,000	—	—	—	—	—	80,000
Marc Graboff	0	—	—	—	—	—	0
John D. Harkey, Jr.*	13,178	—	—	—	—	—	13,178
Susan McCaw*	10,137	—	—	—	—	—	10,137
Bruce Mann	66,667	—	—	—	—	—	66,667
Yvette Ostolaza*	12,164	—	—	—	—	—	12,164
Mark H. Rachesky, M.D.**	82,075	—	—	—	—	—	82,075
Joshua Sapan	86,667	—	—	—	—	—	86,667
Daryl Simm*	0	—	—	—	—	—	0
Hardwick Simmons**	86,667	—	—	—	—	—	86,667
Harry Sloan**	79,845	—	—	—	—	—	79,845
Ed Wilson	36,558	—	—	—	—	—	36,558

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*Indicates directors for Old Lionsgate prior to the Separation.
**Indicates directors who served on Old Lionsgate Board of Directors during transitional fiscal year 2025 prior to the Separation and continue to serve on Starz’s Board following the Separation.
(1)The amounts reported in column (b) represent the director annual cash retainer, chair retainer, and committee retainer, for transitional fiscal year ended December 31, 2025, paid, at the director’s election in cash, equity or a combination thereof. The directors make the election to receive their annual cash retainer, chair and committee retainers either 50% in cash and 50% in the form of the Company’s common stock, 100% in the form of the Company’s common stock, or 100% in cash, as described above. The value of the common shares is calculated using the closing price of shares of common stock on the day of payment.
(2)During transitional fiscal year ended December 31, 2025, the Non-Employee Directors who elected to receive 50% of their retainers and fees in the form of common shares received the following number of shares: Ms. Clyburn received 556 shares of common stock; Mr. Sapan received 723 shares of common stock; and Mr. Simmons received 723 shares of common stock. During the transitional fiscal year ended December 31, 2025, the Non-Employee Directors who elected to receive 100% of their retainers and fees in the form of common shares received the following number of shares: Ms. Fine received 1,112 shares of common stock; Ms. Gersh received 1,334 shares of common stock; Mr. Rachesky received 1,112 shares of common stock; and Mr. Sloan received 1,112 shares of common stock. Awards that were outstanding under the equity plans of Old Lionsgate immediately prior to the Separation that were held by Old Lionsgate directors who became directors of Starz were converted into awards of Starz immediately after the Separation and assumed under Starz’s equity plan, except that awards of individuals who will be serving as non-employee directors of both New Lionsgate and Starz were only partially converted into Starz awards under the Starz equity plan. For further discussion of this conversion, see the discussion contained in the Introductory Note to Starz’s Form 8-K filed on May 6, 2025. The amounts reported in column (c) reflect the fair value of these awards on the grant date as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC 718”). In addition, the amounts reported in column (c) reflect the amounts earned during the transitional fiscal year ended December 31, 2025 to be paid in January 2026 in common shares. For a discussion of the assumptions and methodologies used to calculate the amounts referred to above, see the discussion of stock awards contained in Note 9 to the Company’s Audited Consolidated Financial Statements, included as part of the Company’s 2025 Transition Report filed on Form 10-KT filed with the SEC on February 26, 2026.
(3)No directors have outstanding grants as of December 31, 2025 except as described in note 4.
(4)In connection with Mr. Burns’ Amended and Restated Advisory Services Agreement with the Company, he earns $50,000 per month for his advisory services, as well as he was awarded a one-time equity grant with a value of $3.0 million of non-qualified performance-based stock options, which vest as to one-third on each of the first, second and third anniversaries of the award date. In addition, Mr. Burns was awarded an annual award of performance-based restricted stock units with a value of $0.5 million which vest as to one-third on each of the first, second and third anniversaries of the award date. The value of the non-qualified performance-based stock options and the value of the performance-based restricted stock units are not included in the Director Compensation table for the transitional fiscal year ended December 31, 2025 because the awards are subject to performance metrics that were not yet determined in the transitional fiscal year ended December 31, 2025. Such awards will be reported in the year they are considered “granted” pursuant to FASB ASC 718. Finally, the Agreement provides that, in consideration of Mr. Burns’ service as Non-Executive Chairman, he will receive an annual board fee of $150,000 in lieu of participating in the Company’s Director Compensation Policy.

STARZ 2026 Proxy Statement	37

Management
Biographical Information
The following is a list of our current executive officers followed by their biographical information. Ages are as of February 28, 2025.

Name	Age	Position
Jeffrey A. Hirsch	54	Chief Executive Officer and President
Alison Hoffman	49	President, Starz Networks
Scott Macdonald	64	Chief Financial Officer
Jason Wyrick	56	Executive Vice President, Technology
Audrey Lee	55	Executive Vice President and General Counsel
Jeffrey A. Hirsch has served as the Chief Executive Officer and President of the Starz Business since September 2019, where he shapes its overall business and programming strategy and oversees the continued evolution and expansion of its streaming platform. Under Mr. Hirsch’s leadership, the Starz Business launched the highly rated STARZ app offering the ability to stream or download Starz premium content. Since the launch of the app, Mr. Hirsch has continued to lead Starz through a successful transition to a majority digital over-the-top business. Mr. Hirsch previously served as the Chief Operating Officer of the Starz Business from June 2016 to September 2019 after joining Starz in July 2015 as President of Global Marketing and Product Development. Prior to that, Mr. Hirsch served as Executive Vice President and Chief Marketing Officer, Residential Services at Time Warner Cable from January 2013 to January 2015. In 2012, Mr. Hirsch was recognized as the sole recipient of the Vanguard Award for Young Leadership and twice ranked by Forbes for his executive talents and influence in marketing and social media.
Alison Hoffman has served as President of Starz Networks since August 2024, and is responsible for content acquisitions and has revenue and operational responsibility for the retail and wholesale lines of the Starz Business. Ms. Hoffman also oversees key network operations, including distribution, marketing, publicity, product development, analytics and program planning. Ms. Hoffman previously served as President, Domestic Networks of the Starz Business from February 2020 to August 2024, Chief Marketing Officer of the Starz Business from July 2016 to February 2020, as Executive Vice President, Marketing from November 2014 to July 2016, and as Senior Vice President, Originals Marketing from July 2012 to November 2014. Prior to that, Ms. Hoffman served as Vice President, Creative and Brand Strategy at AMC Networks from September 2005 to September 2010 and was a brand and management consultant in New York from June 1998 to September 2005.
Scott Macdonald has served as Chief Financial Officer of the Starz Business since July 2012 and is responsible for its finance and accounting activities. Mr. Macdonald previously served as Executive Vice President, Finance, Accounting and Treasurer of the Starz Business from October 2007 to June 2012, and as Senior Vice President, Finance, Accounting and Controller from October 2006 to October 2007. Prior to that, Mr. Macdonald served as Senior Vice President and Chief Accounting Officer for Adelphia Communications Corporation from January 2003 to September 2006, Senior Vice President and Corporate Controller for AT&T Broadband from June 1999 to December 2002, and Vice President, Controller of PRIMESTAR, Inc. from October 1996 to May 1999.
Jason Wyrick has served as the Executive Vice President of Technology of the Starz Business since April 2021, and leads its digital, linear, data and content engineering technical transformation while expanding its technology, services, and products. Mr. Wyrick previously served as Senior Vice President, Digital Platforms of the Starz Business since April 2016. Prior to that, Mr. Wyrick held a variety of management and engineering positions at both Fortune 500 companies as well as startups.
Audrey Lee has served as the Executive Vice President and General Counsel of the Starz Business since January 2018 and is responsible for developing the strategic direction of the business and legal affairs division, including production, development, distribution, content acquisition, litigation, corporate and employment matters, and legal/regulatory compliance. Prior to that, Ms. Lee served as Executive Vice President and Deputy General Counsel for Lionsgate from December 2015 to December 2017, and Senior Vice President, Legal Affairs at Sony Pictures

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Entertainment from December 2007 to December 2015. Ms. Lee began her career at the international law firm of Latham & Watkins, LLP.
Appointment of Executive Officers
Our officers are appointed and serve at the discretion of the Board. The employment arrangements for the Named Executive Officers (as defined under Executive Compensation below) are described in Executive Compensation Information — Description of Individual Agreements below.

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COMPENSATION DISCUSSION AND ANALYSIS

Named Executive Officers
This Compensation Discussion and Analysis (“CD&A”) is intended to provide shareholders with an understanding of the Company’s executive compensation philosophy, objectives, and practices. In doing so, it describes the philosophy, objectives, and key elements of the Company’s executive compensation program for the transitional fiscal year ended December 31, 2025. It explains how the Compensation & Talent Committee determined compensation for the individuals who served as our principal executive officer, principal financial officer, and three other most highly compensated executive officers for transitional fiscal year ended December 31, 2025 (the “Named Executive Officers” or “NEOs”). Because the Separation occurred during the nine-month transition fiscal year period from April 1, 2025 to December 31, 2025, the information set forth below includes the compensation paid to Old Lionsgate’s Chief Executive Officer and Chief Financial Officer during this period prior to Separation. Such compensation does not, except where specified, reflect the compensation programs and decisions of Starz following the Separation.
The NEOs for the transitional fiscal year ended December 31, 2025 include the following:

Named Executive Officer	Position
Jeffrey A. Hirsch	Chief Executive Officer and President
Alison Hoffman	President, Starz Networks
Scott Macdonald	Chief Financial Officer
Audrey Lee	Executive Vice President and General Counsel
Jason Wyrick	Executive Vice President, Technology
Jon Feltheimer*	Chief Executive Officer for Old Lionsgate
James W. Barge*	Chief Financial Officer for Old Lionsgate
*Messrs. Feltheimer and Barge are included in this CD&A in their roles as Executive Officers for Old Lionsgate prior to the Separation.

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Executive Summary

Who We Are

Starz is a leading provider of premium subscription video programming to consumers in the U.S., offering thousands of hours of content to its subscribers including its critically acclaimed and award-winning scripted original series. Starz sells its services on a direct-to-consumer basis and through various distributors, including over-the-top providers (such as Amazon, Apple, Google and Hulu) and multichannel video programming distributors (such as Comcast, Charter, DIRECTV and DISH Network). Starz’s over- the-top service is consistently among the top dozen most subscribed video subscription services in the U.S.
Starz offers premium original series and recently released library movies without advertisements. Starz’s services include a stand-alone, direct-to-consumer app, 17 linear networks, and on-demand and online viewing platforms. Starz’s “linear networks” offer the exhibition of titles on a scheduled basis on a programmed channel (as compared to on demand viewing at a time chosen by the subscriber). The STARZ app and online viewing platforms offer thousands of hours of monthly movies and series episodes from studio partners on an on-demand basis, including first-run content, along with a growing line-up of successful original programming. Starz’s services are offered directly to consumers via the STARZ app and via Starz’s website at www.starz.com as well as through Starz’s retail partners (such as Apple and Google) for a recurring fee, or by Starz’s distributors to their subscribers either at a recurring price as part of a programming tier, package or bundle with other products or services, or on an a la carte basis.
Designed to complement any television offering for general audiences across both wholesale and retail over-the-top, as well as traditional multichannel video programming distributor platforms, Starz is a subscription service delivering premium original series and hit movies with appeal to women and underrepresented audiences.
Starz focuses on developing and distributing authentic and engaging original programming that resonates with audiences that have been traditionally underrepresented (or underserved) in the premium television space. Starz believes this strategy, combined with a proven management team, will ensure its services remain a “must have” for subscribers and a meaningful profit center for its distributors.

What Management Accomplished in the Transitional Fiscal Year Ended December 31, 2025
Below is a summary of some of the impressive accomplishments achieved by the Company during 2025, only 7 months post-separation from Lionsgate.

Separation of the Starz Business Finalized the Separation and completed the subsequent launch of Starz Entertainment Corp. (NASDAQ: STRZ) as a standalone, publicly-traded company

Delivered Record US Over-The-Top (“OTT”) Subscribers Ended the year with 12.7 million U.S. OTT subscribers, up 7.6% year-over-year	Exceeded or Met Every Key Financial Guidance Metric for Transition Year 2025	Established New Term Loan A and Revolving Credit Facility to Facilitate Separation Into Standalone Company
Greenlit and Completed the First-Ever Starz-Owned Original Series - “Fightland”	Successfully Restructured Canadian Operations and Refocused on the U.S. Market	Positioned Company for Adjusted Operating Income Before Depreciation and Amortization (“OIBDA”) and OTT Revenue Growth, Significant Delevering, and Positive Free Cash Flow in 2026*

*Adjusted OIBDA and Free Cash Flow are non-GAAP financial measures. For additional information, see “Exhibit A—Use of Non-GAAP Financial Measures.”
“Power Book III: Raising Kanan” received nominations from GLAAD and the NAACP Image Awards, reflecting industry recognition of the series’ cultural impact and representation. In addition, “Outlander,” “Outlander: Blood of My Blood,” and “Spartacus: House of Ashur” received nominations from the Saturn Awards, which celebrate achievement across genre storytelling.

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Executive Compensation Program Guiding Principles

✓Attract, retain, and motivate top executive talent in a dynamic media environment
✓Align executive compensation with financial and strategic metrics that drive shareholder value
✓Foster long-term value creation through a well-balanced compensation framework
✓Maintain appropriate level of “at-risk” compensation
✓Avoid undue compensation-related risk

Compensation & Talent Committee Practices

✓Pay-for-performance philosophy and culture
✓Strong emphasis on performance-based incentive awards
✓Comprehensive Nasdaq compliant clawback policy
✓Responsible use of shares under our long-term incentive program
✓Engage an independent compensation consultant
✓Perform an annual risk assessment of our compensation program
✓“Double-trigger” change-in-control provisions for cash payments

Process for Determining Executive Compensation

The Compensation & Talent Committee (the “Committee”) oversees all elements of executive compensation and engages independent consultants to ensure alignment with industry standards. The Committee, composed entirely of independent directors, is responsible for establishing and overseeing the Company’s executive compensation program. The Committee’s key responsibilities include:
•Reviewing performance and approving compensation for executive officers;
•Engaging an independent compensation consultant to advise on market data and best practices; and
•Evaluating the alignment between pay outcomes and Company performance.
 The Committee reviews market data from the peer group, considers individual performance, and consults with an independent compensation advisor. No executive participates in decisions regarding their own compensation.

The Components of Executive Compensation
Executive compensation consists of three key components: base salary, annual short-term incentive bonuses, and long-term equity incentives. Each component is structured to link pay to Company performance and shareholder value creation.

Component	Nature	Purpose	Basis
Base Salary	Fixed; Short-term	Provides a stable source of income reflecting day-to-day responsibilities and experience.	Reviewed annually and adjusted moderately based on role, experience, and market data.
Annual Incentive (Short-Term Bonus)	At-risk; Short-term	Rewards achievement of annual performance goals tied to financial and strategic metrics.	Metrics include adjusted OIBDA and revenue.
Long-Term Incentives (Equity)	At-risk; Long-term	Aligns executives with long-term shareholder value creation.	Delivered through a combination of restricted share units (“RSUs”) and performance-based restricted share units (“PSUs”). Vesting typically occurs over 3 years.

For more information on the compensation of the Named Executive Officers, please see the Summary Compensation Table of this proxy statement.

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Say-on-Pay and Shareholder Engagement
We proactively engage with shareholders and other stakeholders throughout the year to discuss significant issues, including company performance and strategy, corporate governance, executive compensation, and environmental, social, and governance topics. We take feedback and insights from our engagement with shareholders and other stakeholders into consideration, as we review and evolve our practices and disclosures, and further share them with the Board, as appropriate. We remain committed to fostering a culture of accountability, transparency, and active dialogue, and we will prioritize meaningful engagement as a critical component of our corporate governance framework going forward as a standalone company.

Key Features of Our Executive Compensation Program
The Compensation & Talent Committee believes that our executive compensation program aligns the interests of the Named Executive Officers with the Company’s long-term strategic direction and the interests of our shareholders. Our program’s key features include:
•Competitive pay using peer group and industry data for compensation decisions.
•Significant “at risk” pay:
oThe Company provides annual incentive opportunities and other long-term equity awards, which constitute a significant portion of each executive’s total compensation opportunity.
oThe Compensation & Talent Committee retains discretion in assessing performance and awarding payouts under the annual incentive plan and performance-based equity awards.
oCompensation is balanced – the compensation program provides a mix of fixed compensation and short-term and long-term variable compensation.
•Limited benefits and perquisites are provided.
We have entered into employment agreements and/or severance agreements with each of the Named Executive Officers and believe these agreements have helped create stability for our management team. These agreements have been structured to incorporate a number of features that we believe represent best practices in executive compensation and are generally favored by shareholders. In particular, these agreements do not provide for any accelerated vesting of equity awards or other payments or benefits that are triggered solely by a change in control (i.e., there are no “single-trigger” benefits) or any rights for the executive to be grossed up for any taxes imposed on excess parachute payments in connection with a change in control. These agreements also do not include any right for the executive to voluntarily terminate employment in connection with a change in control and receive severance (other than certain “good reason” terminations that we believe would constitute a constructive termination of the executive’s employment).
As noted below, equity award grants to Named Executive Officers are generally determined annually based on terms in an employment agreement or based on position. The Company typically does not consider equity-based awards to its executive officers at any other time but may pay annual bonuses in cash and/or equity awards and retains discretion to grant equity awards to executives at other times as the Compensation & Talent Committee may determine appropriate.

Program Objectives
The Company’s compensation program is designed to attract, retain, and motivate top executive talent in a dynamic media environment. We recognize that the capabilities and experience of our employees, especially our Named Executive Officers, are essential factors in driving strong business results and increasing shareholder value.
Our executive compensation program follows a pay-for-performance philosophy that is in the long-term best interests of our shareholders and is guided by the following principles:
•Pay for Performance: A significant portion of compensation is “at risk” and tied to performance metrics aligned with our strategic objectives, including creative success, revenue growth, and financial performance.

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•Alignment with Shareholders: Incentive programs are structured to link executive rewards with long-term shareholder value through equity-based compensation.
•Market Competitiveness: Total compensation opportunities are benchmarked against a peer group of entertainment, media, and technology companies competing for top creative and business talent.
•Retention and Motivation: Our programs aim to retain key talent capable of driving sustainable growth in a dynamic global entertainment market. We offer competitive pay packages to retain top creative and operational talent in a media industry undergoing rapid transformation.
•Compensation Mix: Our incentive award programs are structured with a higher percentage tied to company performance. For the 2025 long-term incentive award, the equity mix was 70% PSUs, and for the annual incentive award, 70-80% was tied to overall company performance.
•Balanced Approach: Our performance metrics combine financial performance with strategic priorities to attract, motivate and retain top executive talent in an intensely competitive industry.

Compensation Governance Practices
The Compensation & Talent Committee regularly reviews our executive compensation program to ensure that we maintain strong governance standards. Below is a summary of our key compensation practices:

What We Do
✓Pay-for-performance philosophy and culture
✓Strong emphasis on performance-based incentive awards
✓Comprehensive Nasdaq compliant clawback policy
✓Responsible use of shares under our long-term incentive program
✓Engage an independent compensation consultant
✓Perform an annual risk assessment of our compensation program
✓“Double-trigger” change-in-control provisions for cash payments

What We Don’t Do
✗No hedging of pledging of Company stock
✗No excise tax gross-ups
✗No backdating or repricing of stock option awards
✗No ongoing supplemental executive retirement plans
✗No excessive perquisites
✗No buyout of underwater stock options or stock appreciation rights (“SARs”)
✗No evergreen provisions

Process for Determining Executive Compensation

Role of the Compensation & Talent Committee
The Compensation & Talent Committee oversees all elements of executive compensation and engages independent consultants to ensure alignment with industry standards.
The Committee, composed entirely of independent directors, is responsible for establishing and overseeing the Company’s executive compensation program. The Committee’s key responsibilities include:
•Reviewing performance and approving compensation for NEOs;
•Engaging an independent compensation consultant to advise on market data and best practices;
•Benchmarking pay levels and structure against a defined peer group; and
•Evaluating the alignment between pay outcomes and Company performance.
The Committee reviews market data from the peer group, considers individual performance, and consults with an independent compensation advisor. No executive participates in decisions regarding their own compensation.

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The Committee met seven times during the transition period from April 1, 2025 to December 31, 2025 and conducted an annual review of executive compensation competitiveness and effectiveness. Additionally, the Committee approved an overhaul of the Company’s compensation structure to reflect the Company’s transition to a stand-alone company and reduce share dilution, as explained in further detail below.

Role of Management
The Compensation & Talent Committee reviews information provided by management, such as data, analysis, and recommendations, in order to align the design and operation of the executive compensation program with the Company’s business strategies and objectives. At various times during transitional fiscal year ended December 31, 2025, the Company’s Chief Executive Officer and President and certain other executives attended relevant portions of Compensation & Talent Committee meetings to provide information and answer questions regarding the Company’s strategic objectives and financial performance that may be relevant to the Compensation & Talent Committee’s decisions. Generally, the Company’s Chief Executive Officer and President makes recommendations to the Compensation & Talent Committee with respect to terms of employment for other executive officers (other than himself), considering competitive market information, the Company’s compensation strategy, his qualitative assessment of the particular executive’s individual performance, and the experience level of the particular executive. The Compensation & Talent Committee discusses these recommendations with the Company’s Chief Executive Officer and President and either approves or modifies them in its discretion. The Compensation & Talent Committee is solely responsible for determining the compensation of the Company’s Chief Executive Officer and President. None of the Named Executive Officers are members of the Compensation & Talent Committee or otherwise have any role in determining their own compensation.

Role of Compensation Consultant
The Compensation & Talent Committee retains the services of an outside compensation consultant to assist in its review and determination of the Company’s executive compensation program. For the transitional fiscal year ended December 31, 2025, the Compensation & Talent Committee engaged Pay Governance as its independent compensation consultant. Pay Governance assists the Committee in the development and evaluation of the Company’s executive compensation program, policies and practices, and its determination of executive compensation, and provides advice to the Compensation & Talent Committee on other matters related to its responsibilities. Pay Governance reports directly to the Compensation & Talent Committee and the Compensation & Talent Committee has the sole authority to retain and terminate the consultant, and to review and approve the consultant’s fees and other retention terms.
Independence of the Compensation Consultant: During the nine-month transition period from April 1, 2025 to December 31, 2025, Pay Governance did not perform work for the Company other than pursuant to its engagement by the Compensation & Talent Committee. The Compensation & Talent Committee has assessed the independence of Pay Governance and concluded that its engagement of Pay Governance does not raise any conflict of interest with the Company or any of its directors or executive officers.

Competitive Market Benchmarking and Peer Group Analysis
To ensure competitiveness, the Compensation & Talent Committee benchmarks compensation against a peer group of companies (based on input from our compensation consultant) that:
•Operate in similar industries or markets.
•Are comparable in size, revenue, and complexity.
•Compete for similar executive talent.

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Pay Governance determined a peer group for the Company that was in place for the transition period from April 1, 2025 to December 31, 2025. Pay Governance identified a pool of companies spanning entertainment, cable, streaming, and adjacent industries, which selection was then refined to exclude entities with disproportionately large revenues. Based on this review, Pay Governance recommended a peer group consisting of the following companies:

Peer Group
AMC Networks Inc.	Madison Square Garden Entertainment Corp.
Urban One, Inc.	Madison Square Garden Sports Corp.
Roku, Inc.	Nexstar Media Group, Inc.
The E.W. Scripps Company	Sphere Entertainment Co.
Sinclair, Inc.	TKO Group Holdings, Inc.
iHeartMedia, Inc.	fuboTV, Inc.
Pay Governance also recommended that the Company continue to utilize industry survey data to provide compensation data for entertainment-industry specific roles that may not be reflected within the peer group. The participants in this survey include the following:

Entertainment Industry Group

ABC	NBCUniversal
Amazon Studios	Netflix
AMC Networks	Paramount/Showtime
AppleTV	Sony Pictures Entertainment
ESPN	Walt Disney Studios
Lions Gate Entertainment	Warner Bros. Discovery
Mattel
The Compensation & Talent Committee determined that it would be appropriate to consider this survey data for executive positions, in addition to the peer group data, as companies in these surveys reflect critical competitors for talent. In using this survey data, the Compensation & Talent Committee does not focus on any particular companies in the survey (other than the peer companies listed above). In this Compensation Discussion and Analysis, the term “market” as used for comparison purposes generally refers to the peer companies and the survey data described above.

Use of Market Data
Utilizing this market data, the Compensation & Talent Committee evaluates the amount and proportions of base salary, annual incentive pay, and long-term compensation, as well as the target total direct compensation (defined as base salary, target annual bonus, and the grant date fair value of equity awards granted to the executive during the fiscal year) for a select number of the Company’s executive officers, including each of the Named Executive Officers, relative to the compensation of similarly situated executives with these companies.
Except as otherwise noted in this Compensation Discussion and Analysis, decisions by the Compensation & Talent Committee are qualitative and the result of the Compensation & Talent Committee’s business judgment, which is informed by the analysis of the members of the Compensation & Talent Committee as well as input from, and peer group and survey data provided by Pay Governance. The Compensation & Talent Committee believes that the compensation opportunities provided to the Named Executive Officers are appropriate considering competitive considerations. The Compensation & Talent Committee continues to monitor current trends and issues in Starz’s competitive landscape and will modify its programs as it determines appropriate.

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Individual Agreements
We have entered into employment agreements and/or severance agreements with each of the Named Executive Officers (“NEOs”). The terms of each employment arrangement are described below under Description of Individual Agreements.
In transitional fiscal year ended December 31, 2025, the Compensation & Talent Committee approved changes to employment contracts for Mr. Hirsch and Ms. Hoffman, as described below:
New Contract – Jeffrey A. Hirsch
On November 11, 2025, the Company entered into a new 3-year employment agreement with Mr. Hirsch. The Compensation & Talent Committee believes it is in the Company’s interest to have continuity in leadership at this stage of the Company’s evolution and that the agreement reflects Mr. Hirsch’s new role as Chief Executive Officer and President of a public company. The employment agreement was designed to reflect the expanded responsibilities as the leader of a public company and to closely align compensation opportunities with the achievement of long‑term performance objectives, shareholder value and returns, and the Company’s overall financial and strategic results. Pay‑for‑performance principles were emphasized in structuring the agreement, with a significant portion of compensation tied to equity incentives and performance‑based outcomes intended to promote long‑term shareholder value. This agreement was negotiated by and approved by the Compensation & Talent Committee in consultation with the Company’s compensation consultant and the Company’s outside counsel. Details of the employment agreement can be found below in the Description of Individual Agreements section.
Contract Amendment – Alison Hoffman
On November 6, 2025, the Company amended Ms. Hoffman’s employment agreement. Details of the employment agreement can be found below in the Description of Individual Agreements section.

Compensation Components
The Company’s executive compensation program is generally based on three principal components:
(1)Base salary;
(2)Annual incentive bonuses; and
(3)Long-term incentive awards that are subject to time-based and/or performance-based vesting.
The Company also provides certain perquisites and personal benefits to the Named Executive Officers pursuant to their employment agreements, and severance benefits if the Named Executive Officer’s employment terminates under certain circumstances. In structuring executive compensation packages, the Compensation & Talent Committee considers how each component of compensation promotes retention and/or motivates performance by the executive. Executives are also eligible for standard health, retirement, and perquisites consistent with industry norms.

(1) Base Salary
We provide our executive officers and other employees with an annual base salary as a component of compensation that is fixed. We believe that in order to attract and retain highly qualified executives, we need to provide them with certain predictable compensation levels that reward their continued service. Annual base salaries are established when we hire or otherwise enter into an employment agreement with executives, and are periodically reviewed and adjusted. For our executive officers who are not subject to an employment agreement, their base salaries are reviewed annually. In determining base salary, the Compensation & Talent Committee primarily considers market data and compensation levels of executive officers of companies in the Company’s peer group and entertainment industry group, an internal review of the executive’s compensation (both individually and relative to other executive officers), and the executive’s individual performance.
The Named Executive Officers’ base salaries as of December 31, 2025 are set forth below. The Compensation & Talent Committee believes that the base salary levels of each of the Named Executive Officers are reasonable in view of the Compensation & Talent Committee’s assessment of peer group data for similar positions and the Committee’s assessment of the Company’s overall performance and contribution of those officers to that performance.

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Named Executive Officer	Base Salary
Jeffrey A. Hirsch	$1,550,000
Alison Hoffman	$1,250,000
Scott Macdonald	$968,096
Audrey Lee	$801,358
Jason Wyrick	$604,267

(2) Annual Incentive Bonuses
Annual incentive bonuses are primarily intended to motivate our executive officers to achieve annual financial, operational and individual performance objectives and focus on promotion of and contribution to achievement of the Company’s business strategy. The Company awards bonuses each year at amounts determined in the discretion of the Compensation & Talent Committee, taking into account the recommendation of the Company’s Chief Executive Officer and President (except with respect to his own bonus), based on performance criteria established by the Compensation & Talent Committee. Annual bonuses historically have been paid in cash and traditionally have been paid in a single installment in the first quarter of the subsequent fiscal year upon certification of performance by the Committee.
The Annual Incentive Plan rewards both overall company and individual performance, and the Named Executive Officers are awarded bonuses based on defined performance criteria. The Company utilizes a level-based weighting to put more emphasis on enterprise outcomes the higher the employee level. At the President/C-level, awards are weighted 80% company performance and 20% individual performance, while at the EVP level, awards are weighted 70% company performance and 30% individual performance. The Compensation & Talent Committee develops financial and strategic goals for each fiscal year and evaluates performance against those goals after the fiscal year has ended to arrive at its compensation decisions.
We believe that annual bonuses based on performance serve to align the interests of management and shareholders. Individual bonuses are performance-based and, as such, can vary significantly from year to year. The annual incentive bonus opportunities for our Named Executive Officers are reviewed and approved by our Compensation & Talent Committee, taking into account the recommendation of our Chief Executive Officer and President (except with respect to his own bonus).
Transition Year 2025 Annual Incentive Plan Awards
In August 2025, the Compensation & Talent Committee approved the following framework and metrics:
A)Transition Year 2025 Target Awards

Named Executive Officer	Target Bonus (as % of base salary)	Target Bonus ($)
Jeffrey A. Hirsch	300%	3,340,685
Alison Hoffman	130%	1,010,274
Scott Macdonald	125%	645,839
Audrey Lee	75%	406,329
Jason Wyrick	75%	316,619

B)Company Performance (70-80%)
For the transition year ending December 31, 2025, the Compensation & Talent Committee determined the financial measures and relative weights for calculating the portion of the Named Executive Officers’ bonuses that are tied to company performance as follows:

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Performance Metric	Weight	Why Chosen
Adjusted OIBDA[1]	60%	Focuses on core operations and normalizes earnings showing what the company earns under normal, sustainable circumstances
Revenue	40%	Promotes growth mindset
The Compensation & Talent Committee believe these metrics motivate management and serve as clear goals for management to drive growth while supporting responsible cost management.
The Compensation & Talent Committee also approved ranges for these measures, which are used to determine the multiplier that is applied to the company performance factor for each Named Executive Officer’s target bonus. The performance multiple for each measure is zero if performance is below the threshold, and the multiplier ranges to a maximum of 150% at or above the top end of the range.
The following table shows the performance ranges approved by the Compensation & Talent Committee for the transition year ending December 31, 2025 and actual performance (dollars in millions).

Metric	Transition Year 2025 Performance Threshold ($)	Transition Year 2025 Performance Target ($)	Transition Year 2025 Performance Maximum ($)	Transition Year 2025 Performance Achievement to Performance Target	Transition Year 2025 Actual Performance Payout as % of Target
Adjusted OIBDA[1]	59.0	109.3	159.7	101.4%	102.7%
Revenue	869.7	1,002.6	1,135.5	95.9%	59.3%
Total					85.4%
(1)Adjusted OIBDA is a non-GAAP measure. For additional information, see “Exhibit A—Use of Non-GAAP Financial Measures.”
C)Individual Performance (20-30%)
Individual performance is tied to the overall goals set by the Compensation & Talent Committee and encompasses the remaining percentage of the target bonus. These goals reflect both financial performance and strategic priorities for the year. The Compensation & Talent Committee believes that there is a correlation between strategic and financial factors and the importance of establishing a successful culture that supports the Company’s strategic goals.
For transition year 2025, the Compensation & Talent Committee approved the following goals for the Named Executive Officers:
•Prepare the business to be a successful standalone company.
•Achieve our business targets across segment profit, subscribers, and revenue.
•Bring audiences bold and fearless content that delivers on our programming mandate and drives achievement of business goals.
•Differentiate our brand as the premium streaming destination and a leader in driving positive change through our #TakeTheLead commitment.
•Build a team-first culture that drives success and excellence, and encourages belonging and bravery in thought and action.
The Compensation & Talent Committee recognizes strong performance achieved in transition year 2025 and that the Named Executive Officers delivered results on these goals. Below are the accomplishments for each Named Executive Officer along with their individual performance score.

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Jeffrey A. Hirsch (Chief Executive Officer and President)
Performance Highlights
LED SUCCESSFUL SEPARATION & PUBLIC COMPANY TRANSITION
•Successfully prepared the company for separation including closing on $450M in senior secured credit facilities, completed over 50 investor meetings, several investor conferences and roadshow presentations.
•Successfully completed the separation and launched the STRZ stock on Nasdaq with strong initial performance.
•Led public company transition.
•Drove meaningful progress in solving the company’s dilution issue inherited from the separation with both short-and long-term strategies including recommending to the Compensation & Talent Committee to overhaul the going-forward compensation structure of the company.
•Improved company cost structure by unwinding dis-synergies from separation including FCF and costs.
LED ACHIEVEMENT OF STRONG FINANCIAL & OPERATING PERFORMANCE
•Delivered on 2025 financial plan that was ahead of guidance, OTT revenue growth and improved leverage ahead of schedule.
•Advanced technological capabilities to prepare for AVOD tier and other revenue-generating opportunities with partners.
•Strengthened market position as most-bundled service with both broadband and targeted partners.
LED ADVANCEMENT OF COMPANY GROWTH STRATEGIES
•Successfully advanced the company’s growth strategy by rebuilding content library by greenlighting and producing the first STARZ-owned original series “Fightland” and secured co-commission partner improving content cost structure.
•Generated new international licensing revenue by restructuring Canadian operation.
•Continued to advance M&A transaction opportunities.
Individual Performance Rating: 100%
Alison Hoffman (President, Starz Networks)
Performance Highlights
•Delivered record number of STARZ OTT subscribers while reducing marketing spend by 15%.
•Drove significant improvements in OTT churn, managing an 18% year-over-year reduction*, through strategic scheduling, bundling, and offer management.
*Annual average of weighted quarterly churn of top three OTT channels.
•Drove the company becoming the most bundled video service on a key partner platform, yielding double-digit improvements in customer retention in bundled versus a la carte subscribers.
•Delivered our strongest launch for a new STARZ original series since 2021 and the best performance ever for a STARZ acquired series.
•Successfully negotiated the extension of affiliate deals, improving economics and material terms, and restructured Canadian JV to benefit margin, simplify operations and align with new, international content distribution strategy.
Individual Performance Rating: 105%
Scott Macdonald (Chief Financial Officer)
Performance Highlights
•Closed on $450M in senior secured credit facilities ($300M Term Loan A and $150M Revolving Credit Facility) which were instrumental in company’s separation and key for future strategic growth initiatives.
•Strengthened company’s management of cash by improving content payment timing and progressing towards improving free cash flow and deleveraging.
•Launched a successful public company reporting processes for STARZ to operate as a standalone public company and oversaw timely filing of our Forms 10-K and 10-Q throughout 2025.
•Developed entirely new capabilities for the company at Separation including creating a standalone tax department as well as establishing a treasury function implementing interest rate risk and foreign currency exposure management.
Individual Performance Rating: 100%

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Audrey Lee (EVP, General Counsel)
Performance Highlights
•Directed the legal and governance buildout of the company’s standalone public entity following its corporate spin-off, leading negotiation and drafting of all separation agreements, overhauling governance policies and committee charters, and assuming oversight of ethics, compliance, risk management, and equity administration.
•Led all U.S. and Canadian securities filings in connection with the spin-off, including drafting and coordinating the Form S-4 and Nasdaq listing application, ensuring regulatory approval and a successful public market debut.
•Successfully defended STARZ’s Terms of Use in a landmark Ninth Circuit decision, eliminating $200M+ in potential arbitration exposure and establishing favorable legal precedent across 9 states.
•Oversaw the company’s transition to a fully integrated studio model by formalizing new production governance frameworks, implementing standardized onboarding and compliance protocols, and developing a new licensing and third-party studio deal model aligned with post-separation capital constraints and original content strategy.
•Designed a firmwide patent-harvesting initiative to systematically identify and protect proprietary innovations across the company’s technology stack, expanding the patent portfolio by 50% through new filings and strategic acquisitions.
Individual Performance Rating: 85%
Jason Wyrick (EVP, Technology)
Performance Highlights
•Accelerated product enhancements geared towards improving acquisition and revenue by building first-of-its-kind unified single-click signup, billing and authentication that opened new line of high-volume retail business partnerships and reduced involuntary churn.
•Achieved strong customer-facing platform uptime for both app and linear channels, enhanced platform across a wide-range of dimensions designed to improve customer experience and retention, and scaled data infrastructure.
•Strengthened security, compliance and partnerships by achieving PCI compliance, upgrading NIST CSF 2.0 audit and SOX controls, and improving enterprise protection and continuity.
•Drove cost savings by securing $1M annually through lower cost systems replacements, right sizing renewals, and vendor negotiations while maintaining or improving performance.
•Advanced automation and AI/ML capabilities by building scalable infrastructure that streamlines metadata workflows, accelerates productivity, elevates personalization and augments short-form content creation.
Individual Performance Rating: 105%
Transition Year 2025 Bonus Payouts for Named Executive Officers
The Compensation & Talent Committee considered the company and individual performance metrics discussed above to determine the Named Executive Officer’s transition year 2025 incentive awards. The table below calculates the final bonus payouts for the Named Executive Officers for 2025.

Named Executive Officer	Eligible Earnings ($)[1]	Target Bonus (as % of base salary)[2]	Company Performance (weighted 70- 80%)	Individual Performance (weighted 20- 30%)	Final Annual Bonus Payout ($)
Jeffrey A. Hirsch	1,162,877	300%	85.4%	100%	2,950,493
Alison Hoffman	856,165	130%	85.4%	105%	902,376
Scott Macdonald	682,971	125%	85.4%	100%	570,405
Audrey Lee	562,435	75%	85.4%	85%	346,517
Jason Wyrick	438,714	75%	85.4%	105%	289,010
(1)Eligible earnings is based on the 9-month transition fiscal year, prorated at 75%, and changes to base salary during the performance period.
(2)Reflects target bonus as of the end of the calendar year. Total target bonus is prorated based on any changes to the target bonus during the performance period.

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(3) Long-term Incentive Awards
The Compensation & Talent Committee believes that our equity-based compensation program furthers our goal to attract, retain and motivate talented executives by enabling such executives to participate in the Company’s long-term growth and financial success and aligns the interests of management and shareholders.
Our annual grants are split between RSUs and PSUs.
The ratio of RSUs to PSUs varies primarily based on an executive’s level in the organization and the company’s business needs. The Compensation & Talent Committee considers the following objectives in determining the appropriate ratio of equity to be awarded:
•Increased accountability for senior executives with higher weight to PSUs to motivate and focus performance on achievement of pre-established financial goals over a designated period.
•Retention of talent and alignment with shareholder interests through RSUs to provide real retention value in the form of awards that are earned over a specified vesting period, with the value of awards tied to the value of our stock price.
Awards of time-vesting RSUs vest over a period of several years following the date of grant, aligning executives’ interests with shareholders and promoting retention by maintaining value regardless of share price fluctuations. Awards of PSUs also cover multiple years, with portions eligible to vest annually based on Company performance relative to annual goals set by the Compensation & Talent Committee. The Compensation & Talent Committee determines performance criteria for PSUs early each fiscal year to ensure selected metrics continue to align with business strategy. Before any PSUs are paid, the Compensation & Talent Committee must certify that the performance target(s) has been satisfied. The Compensation & Talent Committee has discretion to determine the performance target(s) and any other restrictions or other limitations of performance-based restricted share units and may reserve discretion to reduce payments below maximum award limits, enabling these awards to drive annual performance while reinforcing long-term retention. In no event will the award vest as to more than 100% of the shares subject to the award. Each RSU and PSU represents the right to receive one share of the Company’s common stock on a future settlement date.
Each Named Executive Officer has a long-term incentive target, represented by a percentage of base salary, which is either determined in their employment agreement or by level-based targets. This target amount is used as the basis of the grant awarded each year pursuant to the Starz Entertainment Corp. 2025 Performance Incentive Plan (the “2025 Plan”). However, the Compensation & Talent Committee retains the ability to grant at their discretion considering market conditions, executive performance, and other business considerations.
The Compensation & Talent Committee discusses with management and ultimately approves the award value, mix, and type of annual grants, subject to the terms of an executive’s employment agreement. The award value is then divided by a stock price, which is typically the closing price for our common stock on the date of grant, to determine the number of RSUs and PSUs granted.
Accelerated Awards
During the transition year ended December 31, 2025, no Starz NEOs had accelerated awards.
Changes to Long-term Incentive Award Design in 2025
On August 4, 2025, the Compensation & Talent Committee reviewed and approved changes to the level-based target values for the Company’s long-term incentive plan for all eligible employees at the Company, including the Named Executive Officers (other than the Chief Executive Officer and President). These changes reduced the individual equity target amounts while increasing base salary and bonus target to maintain overall total target compensation. The Compensation & Talent Committee focused on balancing the competitiveness of the individual awards and their ability to motivate and retain executives with their desire to optimize share utilization and address dilution considerations.

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Transition Year 2025 Equity Grants
On August 4, 2025, the Compensation & Talent Committee awarded grants to the Named Executive Officers and other eligible employees, other than Mr. Hirsch, pursuant to the 2025 Plan. Mr. Hirsch’s equity grant was approved in December 2025 following the Company’s execution of his new employment agreement.
Congruous to the Board’s approval to change the Company’s fiscal year, the Compensation & Talent Committee determined to prorate the 2025 grant awards at 75% of target based on the shortened fiscal year. In addition, commencing in 2026, the Compensation & Talent Committee determined to move the timeline of equity grants from being awarded after the first Board meeting after July 1 to the first board meeting after March 1 each year to align with the new fiscal year.
For the Named Executive Officers, 30% of the award amount was awarded in RSUs and 70% in PSUs to further align the executive team’s focus on long-term value creation for the company. Per the applicable award agreements, these grants will vest one-third each anniversary of the award date over a three-year period (provided that Mr. Hirsch’s awards will vest on the same schedule as the other Named Executive Officers’ awards).
The Compensation & Talent Committee designated the same performance metrics, Adjusted OIBDA and Revenue, and payout as the Transition Year 2025 Annual Incentive Plan Awards for PSUs awarded in 2025 and scheduled to vest in 2026.

Named Executive Officer	RSUs ($)	PSUs ($)	Total 2025 Equity Award ($)
Jeffrey A. Hirsch	$900,000	$2,100,000	$3,000,000
Alison Hoffman	$196,875	$459,375	$656,250
Scott Macdonald	$130,693	$304,950	$435,643
Audrey Lee	$90,153	$210,356	$300,509
Jason Wyrick	$67,980	$158,620	$226,600
The number of shares each NEO, including Mr. Hirsch, received was determined by dividing the target values above by the closing price of our common stock on August 4, 2025. Under SEC rules, the value of equity awards is reported as compensation for the fiscal year in which the grant dates (as determined for accounting purposes) occur. Accordingly, the PSUs are generally not reported until the Compensation & Talent Committee sets and communicates the performance metrics for a particular performance period under the award, and the portion of the award that relates to that performance period is reported as compensation for the fiscal year in which such determination was made.
Performance Results for Payout of Equity Awards Vested in 2025
For PSU awards granted in 2022, 2023, and 2024, the Compensation & Talent Committee approved vesting at 88% of the value for tranches scheduled to vest in July and August of 2025 based on performance results of Old Lionsgate for the fiscal year ending March 31, 2025. These PSUs were cash-settled to address dilution considerations.

	FY2025 Performance Target ($ in millions)	FY 2025 Performance Achievement to Performance Target (%)
Adjusted OIBDA[1] (weighted 60%)	208.1	93.7%
Revenue (weighted 40%)	1,450.5	93.5%
(1)Adjusted OIBDA is a non-GAAP measure. For additional information, see “Exhibit A—Use of Non-GAAP Financial Measures.”

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Severance and Other Policy Considerations
Severance and Other Benefits upon Termination of Employment
The Company provides severance and change of control protections for the Named Executive Officers under their respective employment and/or severance agreements. The Compensation & Talent Committee determines the level of severance benefits on a case-by-case basis, and, in general, considers them an important part of an executive’s compensation, consistent with competitive practices and, particularly in the context of a change in control transaction, playing a valuable role in attracting and retaining key executive officers.
As described in more detail under Potential Payments Upon Termination or Change in Control below, the Named Executive Officers would be entitled to severance benefits under their employment agreements in the event of a termination of employment by the Company “without cause” or, in certain cases, for “good reason,” as such terms are defined in the executive’s employment agreement. The Company has determined that it is appropriate to provide these executives with severance benefits under these circumstances in light of their positions with the Company and as part of their overall compensation package.
The Company also believes that the occurrence, or potential occurrence, of a change in control transaction will create uncertainty regarding the continued employment of our executive officers. This uncertainty results from the fact that many change in control transactions result in significant organizational changes, particularly at the senior executive level. In order to encourage our executive officers to remain employed with the Company during an important time when their prospects for continued employment following the transaction are often uncertain, we provide certain Named Executive Officers with enhanced severance benefits if their employment is terminated by the Company “without cause” or, in certain cases, by the executive for “good reason” in connection with a change in control. We believe that such enhanced severance benefits the Company and the shareholders by incentivizing the executives to be receptive to potential transactions that are in the best interest of shareholders even if the executives face great personal uncertainty in the change in control context.
As noted above, we do not provide any benefits to the Named Executive Officers that would be payable solely because a change in control occurs or any right to receive a gross-up payment for any parachute payment taxes that may be imposed in connection with a change in control.
See Potential Payments Upon Termination or Change in Control below for more information on the severance benefits provided under the Named Executive Officers’ employment agreements.
Clawback Policy
In accordance with SEC and Nasdaq requirements, the Compensation & Talent Committee has adopted an executive compensation recovery policy regarding the adjustment or recovery of certain incentive awards or payments made to current or former executive officers in the event that we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. In general, the policy provides that, unless an exception applies, we will seek to recover compensation that is awarded to an executive officer based on the Company’s attainment of a financial metric during the three-year period prior to the fiscal year in which the restatement occurs, to the extent such compensation exceeds the amount that would have been awarded based on the restated financial results.
Policy with Respect to Section 162(m)
U.S. federal income tax law generally prohibits a publicly held company from deducting compensation paid to a current or former named executive officer that exceeds $1 million during the tax year. As one of the factors in its consideration of compensation matters, the Compensation & Talent Committee notes this deductibility limitation. However, the Compensation & Talent Committee has the flexibility to take any compensation-related actions that it determines are in the best interests of the Company and its shareholders, including awarding compensation that may not be deductible for tax purposes. There can be no assurance that any compensation will in fact be deductible.

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Compensation & Talent Committee Report On Executive Compensation
The following Report of the Compensation & Talent Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of our other filings under the Securities Act or the Exchange Act, except to the extent the report is specifically incorporated by reference in that filing.
The Compensation & Talent Committee has certain duties and powers as described in its charter. The Compensation & Talent Committee is currently composed of the four Non-Employee Directors named below, each of whom the Board has determined is independent as defined by the SEC and Nasdaq listing standards. The Compensation & Talent Committee has reviewed and discussed with the Company’s management the disclosures contained in the Compensation Discussion and Analysis section of this report. Based upon this review and discussion, the Compensation & Talent Committee recommended to the Board that the Compensation Discussion and Analysis section be included in this proxy statement to be filed with the SEC.
Current Compensation & Talent Committee of the Board of Directors
Ed Wilson (Chair),
Lisa Gersh,
Mark Rachesky, M.D., and
Emily Fine
COMPANY’S COMPENSATION POLICIES AND RISK MANAGEMENT
In accordance with Item 402(s) of Regulation S‑K, the Compensation & Talent Committee has reviewed the Company’s compensation practices and considered whether any of the Company’s compensation programs create incentives that could reasonably be expected to have a material adverse effect on the Company.
The compensation program includes features to mitigate potential risk‑taking behavior, such as performance metrics tied to both short‑ and long‑term goals and equity-based incentive compensation. (See “Compensation Components” above for more information). Equity‑based compensation mitigates excessive risk‑taking by aligning executives’ interests with long‑term shareholder value, as the value of equity awards depends on sustained Company performance rather than short‑term results. Vesting schedules and performance conditions further discourage actions that could generate short‑term gains at the expense of long‑term stability.
The Company also has policies to mitigate such risks including a comprehensive Nasdaq compliant clawback policy and hedging prohibitions. (See “Clawback Policy,” “Stock Ownership Guidelines” and “Policy on Hedging” sections above for more information.)
The Compensation & Talent Committee has therefore determined that the Company’s compensation programs do not create or encourage the taking of risks that are reasonably likely to have a material adverse effect on the Company.
COMPENSATION & TALENT COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Compensation & Talent Committee currently consists of Ed Wilson (Chair), Lisa Gersh, Mark Rachesky, M.D., and Emily Fine. Joshua Sapan was the chairperson of the Committee from May 2025 to December 2025, and Harry Sloan also served as a member of the Committee during that time. No member who served on the Compensation & Talent Committee at any time during the transitional fiscal year ended December 31, 2025 is or has been a former or current executive officer of the Company, or had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation & Talent Committee during the transitional fiscal year ended December 31, 2025.

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EXECUTIVE COMPENSATION INFORMATION

Summary Compensation Table
The Summary Compensation Table below quantifies the value of the different forms of compensation earned by or awarded to the Named Executive Officers for the transition period from April 1, 2025 to December 31, 2025 and, as applicable, the three prior fiscal years. The primary elements of each Named Executive Officer’s total compensation reported in the table are base salary, an annual bonus and long-term equity incentives. The Named Executive Officers also received the other benefits listed in All Other Compensation of the Summary Compensation Table, as further described in footnote 5 to the table.
The Summary Compensation Table should be read in conjunction with the tables and narrative descriptions that follow. The Grants of Plan-Based Awards table and the accompanying description of the material terms of equity awards granted in the transitional fiscal year ended December 31, 2025 provide information regarding the long-term equity incentives awarded to the Named Executive Officers in the transitional fiscal year ended December 31, 2025. The Outstanding Equity Awards at Transitional Fiscal 2025 Year-End and Option Exercises and Stock Vested tables provide further information on the Named Executive Officers’ potential realizable value and actual value realized with respect to their equity awards. The Pay Versus Performance table reflects certain information regarding compensation actually paid to the Named Executive Officers, as defined by Item 402(v) of Regulation S-K, and certain measures of our financial performance for transitional fiscal 2025.

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Summary Compensation Table — Transitional Fiscal 2025
The following table provides information concerning the total compensation earned in 2025 for the Named Executive Officers.

Name (a)	Year (b)	Salary[1] ($) (c)	Bonus ($) (d)	Stock Awards[2] ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation [3] ($) (g)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings[4] ($) (h)	All Other Compensation[5] ($) (i)	Total ($) (j)
Jeffrey A. Hirsch Chief Executive Officer and President	TF25	1,162,877	–	2,530,994	–	2,950,493	96,218	13,241	6,753,823
Alison Hoffman President, Starz Networks	TF25	856,164	–	969,297	–	902,376	–	26,332	2,754,169
Scott Macdonald Chief Financial Officer	TF25	682,972	–	708,290	–	570,405	21,451	25,332	2,008,450
Audrey Lee EVP, General Counsel	TF25	562,436	–	361,910	–	346,517	–	27,783	1,298,646
Jason Wyrick EVP, Technology	TF25	438,714	–	231,129	–	266,600	–	21,247	957,690
Jon Feltheimer Chief Executive Officer, Old Lionsgate	TF25*	152,055	–	–	–	–	–	72,028	224,083
	FY25	1,500,000	1,200,000	6,727,032	–	–	–	396,200	9,823,232
	FY24	1,500,000	11,000,000	5,427,902	–	–	–	286,046	18,213,948
	FY23	1,500,000	10,000,000	9,750,004	–	–	–	278,405	21,528,409
James W. Barge Chief Financial Officer, Old Lionsgate	TF25*	126,712	–	–	–	–	–	2,674	129,386
	FY25	1,250,000	3,000,000	2,858,023	–	–	–	18,144	7,126,167
	FY24	1,166,667	3,500,000	3,033,711	911,481	–	–	15,236	8,627,095
	FY23	1,000,000	3,000,000	5,965,724	891,066	–	–	14,285	10,871,075
*Messrs. Feltheimer and Barge’s 2025 compensation information represents the pro-rata amount of compensation paid for the portion of the nine-month transition period 2025 during which they served as Executive Officers for Old Lionsgate, from April 1, 2025 until the Separation on May 7, 2025. During this period they were not granted any equity awards.
(1)For the nine-month transition period ended December 31, 2025, salaries earned by the NEOs accounted for approximately the following percentages of their total Company compensation: Mr. Hirsch – 17.28%; Ms. Hoffman – 31.09%; Mr. Macdonald – 34.09%; Ms. Lee – 43.31%; Mr. Wyrick – 45.81%; Mr. Feltheimer – 67.86%; and Mr. Barge – 97.93%.
(2)Stock Awards represent the fair value of RSUs and PSUs on the accounting grant date in accordance with FASB ASC 718. For a discussion of the assumptions and methodologies used to calculate the amounts referred to above, see the discussion of stock awards and option awards contained in Note 9, Capital Stock to Starz’s Audited Consolidated Financial Statements, included as part of Starz’s Transition Report on Form 10-KT for the nine-month transition period from April 1, 2025 to December 31, 2025 filed with the SEC on February 26, 2026. As described in the Compensation Discussion and Analysis above under Long-Term Incentive Awards, the Compensation & Talent Committee has approved certain grants of PSUs to each of the Named Executive Officers that would vest based on such company performance criteria determined by the Compensation & Talent Committee for each of the 12-month performance periods covered by these awards (with a tranche of each award being allocated to each of the performance periods for that award). Under SEC rules, the value of equity awards is reported as compensation for the fiscal year in which the grant dates (as determined for accounting purposes)

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occur. Accordingly, the PSUs are generally not reported until the Compensation & Talent Committee sets and communicates the performance metrics for a particular performance period under the award, and the portion of the award that relates to that performance period is reported as compensation for the fiscal year in which such determination was made. Awards that were outstanding under the equity plans of Old Lionsgate immediately prior to the Separation that were held by Old Lionsgate employees who became Starz employees were converted into Starz awards immediately after the Separation and assumed under Starz’s 2025 Plan. For further discussion of this conversion, see the discussion contained in the Introductory Note to Starz’s Form 8-K filed on May 6, 2025.
(3)Non‑Equity Incentive Plan Compensation represents cash payouts earned under the Company’s annual bonus plan.
(4)Prior to December 31, 2016, the Company periodically permitted its Named Executive Officers and certain other key employees to elect to receive a portion of their compensation (salary and/or bonus) on a deferred basis, under a legacy deferred compensation plan that was frozen on December 31, 2016 (see Non-Qualified Deferred Compensation below for further information). Under this plan, participants earn 9% per annum on deferred compensation. In accordance with Treasury Regulations, at the time the rate was set, 4% of the 9% interest earned was deemed to be above market rate. As such, the amounts in the table represent the above market interest earned.
(5)All Other Compensation includes employer contributions to retirement plans, benefits, and other perquisites. The following table outlines the amounts included in All Other Compensation in All Other Compensation in the Summary Compensation Table for the Named Executive Officers in the nine-month transition period ended December 31, 2025:

Name	401(k) Contributions ($)	Term Life Insurance Premiums (a) ($)	Severance/ Retirement ($)	Automobile Allowance ($)	Miscellaneous ($) (b)	Disability Benefits ($)	Total ($)
Jeffrey A. Hirsch	1,577	3,091	–	7,777	–	796	13,241
Alison Hoffman	23,500	2,016	–	–	–	816	26,332
Scott Macdonald	13,200	11,336	–	–	–	796	25,332
Audrey Lee	21,495	5,492	–	–	–	796	27,783
Jason Wyrick	14,959	5,492	–	–	–	796	21,247
Jon Feltheimer*	3,462	70	–	–	68,370	127	72,029
James W. Barge*	2,462	85	–	–	–	127	2,674
*Messrs. Feltheimer and Barge’s 2025 compensation information represents the other compensation paid for the portion of the nine-month transition period 2025 during which they served as Executive Officers for Old Lionsgate, from April 1, 2025 until the Separation on May 7, 2025.
(a)Starz is not the beneficiary of the life insurance policies, and the premiums that Starz pays are taxable as income to the applicable officer. This insurance is not split-dollar life insurance.
(b)For Mr. Feltheimer, the amount in this column includes $24,491 in security service costs, and $43,879 in incremental costs for the personal use of the Old Lionsgate-leased aircraft, each of which were incurred while he served as CEO of Old Lionsgate, from April 1, 2025 until the Separation on May 7, 2025. Personal use of the aircraft was valued by Old Lionsgate using an incremental cost method that takes into account variable cost per flight hour, as well as other direct operating costs to Old Lionsgate, including fuel costs, crew fees and travel expenses, trip-related repairs and maintenance, landing fees, and other direct operating costs. Incremental costs do not include certain fixed costs that do not change based on usage (e.g., maintenance not related to personal trips, flight crew salaries, and depreciation).

Description of Individual Agreements
We have entered into employment agreements with two of the current Named Executive Officers and, prior to the Separation, the two former Named Executive Officers, the key terms of which are described below. Provisions of these

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agreements relating to post-termination of employment benefits are discussed below under Potential Payments Upon Termination or Change in Control.

Jeffrey A. Hirsch	Current Employment Agreement:	November 11, 2025
	Title:	Chief Executive Officer and President
	Term:	May 7, 2025 through December 31, 2028
	Base Salary:	$1,550,000.00
	Annual Discretionary Bonuses:	Beginning in 2026, eligible for an annual incentive bonus to be determined at the full discretion of the Compensation & Talent Committee, with a target of 300% of base salary; for transitional year 2025, the target bonus was pro-rated to reflect the difference in base salaries and target incentive payouts between his prior agreement and current agreement, and any payout is made in cash.
	Other Benefits:	Eligible to participate in the usual benefit programs for executives at the same level, including life and disability insurance, as well as to receive a car allowance of $1,111 per month.
	Annual Equity Awards:	Eligible for annual long-term incentive awards with a target value of $9,000,000, including time-based RSUs, adjusted OIBDA performance-based awards and stock-based performance awards. In addition, Mr. Hirsch may earn up to $6,000,000 in annual stock out-performance bonuses for achievement of higher stock price targets. All awards are subject to continued employment and applicable performance and vesting conditions.
	Prior Employment Agreement: Title:	September 30, 2019, as amended from time to time Chief Executive Officer and President of Starz LLC
	Term: Base Salary:	August 1, 2019 through November 11, 2025 (superseded by current agreement) $1,500,000 effective August 1, 2024; $1,250,000.00 from August 1, 2019 July 31, 2024
	Annual Discretionary Bonuses:	Eligible for an annual incentive bonus to be determined at the full discretion of the Compensation Committee of Lions Gate, with a target of 200% of base salary.
	Other Benefits: Annual Equity Awards:	Eligible to participate in the usual benefit programs for executives at the same level. Eligible for annual long-term incentive awards with a target value of $4,000,000.

Alison Hoffman	Employment Agreement:	February 27, 2023, as amended on March 15, 2023, on August 23, 2024, and on November 6, 2025
	Title:	President, Starz Networks

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	Term :	February 27, 2023 through August 5, 2026
	Base Salary:	$1,250,000, effective August 4, 2025; $1,000,000 from April 1, 2025 through August 3, 2025
	Bonus:	Eligible for an annual incentive bonus to be determined at the full discretion of the Compensation & Talent Committee, with a target of 130% of base salary.
	Other Benefits:	Eligible to participate in the usual benefit programs for executives at the same level.
Equity Award:
Eligible to receive annual grants as to Starz common shares each year from fiscal 2025 through fiscal 2026 with a grant date value of 70% base salary, each with a three-year vesting period, and to consist of: (i) one-third time-based restricted share units, (ii) one-third time-based options, and (iii) one-third performance-based restricted share units, as determined by the Compensation & Talent Committee.

Jon Feltheimer	Employment Agreement:	August 8, 2024
	Title:	Chief Executive Officer, Old Lionsgate
	Term:	N/A following the Separation
	Base Salary:	$1,500,000
Bonus:
Was eligible for an annual incentive bonus to be determined at the full discretion of the Old Lionsgate Compensation & Talent Committee, with a target of $7,500,000 and maximum of 200% of the target amount; any portion that exceeds $1,500,000 for a particular year may be paid in the form of fully vested existing common stock.

Other Benefits:
Eligible to participate in Old Lionsgate’s usual benefit programs for executives at the same level, as well as company-provided life and disability insurance coverage, reasonable club membership dues, and limited use of Old Lionsgate’s private aircraft.

	Annual Equity Awards:	Eligible to receive annual grants as to common shares each year beginning in fiscal 2026.

James W. Barge	Employment Agreement:	August 1, 2023
	Title:	Chief Financial Officer, Old Lionsgate
	Term:	N/A following the Separation
	Base Salary:	$1,250,000
Bonus:
Eligible for an annual incentive bonus to be determined at the full discretion of the Old Lionsgate Compensation & Talent Committee in consultation with Old Lionsgate’s Chief Executive Officer, with a target amount two hundred forty percent (240%) of his base salary.

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Other Benefits:	Eligible to participate in Old Lionsgate’s usual benefit programs for executives at the same level.
Annual Equity Awards:
Eligible to receive annual grants as to common shares each year from fiscal 2024 through fiscal 2026 with a grant date value of $3,750,000, each with a three-year vesting period and to consist of restricted share units and/or options (or SARs) as determined by the Old Lionsgate Compensation & Talent Committee.

Grants of Plan-Based Awards
The following table presents information regarding the incentive awards granted to the Named Executive Officers during the transitional fiscal year ended December 31, 2025. Each of the equity-based awards was granted under the 2025 Plan. This plan assumed all outstanding awards from the prior Old Lionsgate plans with respect to Starz employees. Detailed information on each equity award is presented in the narrative that follows the table.

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Grants of Plan-Based Awards Table — Transitional Fiscal 2025

			Estimated future payouts under non-equity incentive plan awards [2]			Estimated future payouts under equity incentive plan awards [3]			All Other Stock Awards: Numbers of Shares of Stock or Units (#) (i)[4]	All Other Options Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/sh) (k)	Grant Date Fair Value of Stock and Option Awards ($) (l) [5]
Name (a)	Grant Date (b)* [1]	Award Date	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Jeffrey A. Hirsch Chief Executive Officer and President	6/26/2025	7/27/2022	—	—	—	—	35,475	—	—	—	—	546,670
	6/26/2025	7/3/2023	—	—	—	—	43,937	—	—	—	—	695,083
	6/26/2025	8/1/2024	—	—	—	—	39,228	—	—	—	—	630,394
	12/8/2025	12/8/2025	—	—	—	—	—	—	61,517	—	—	658,847
			—	3,340,684	5,011,026	—	—	—	—	—	—	—
Alison Hoffman President, Starz Networks	6/26/2025	7/27/2022	—	—	—	—	11,440	—	—	—	—	176,290
	6/26/2025	7/3/2023	—	—	—	—	19,223	—	—	—	—	304,108
	6/26/2025	8/1/2024	—	—	—	—	18,172	—	—	—	—	292,024
	8/4/2025	8/4/2025	—	—	—	—	—	—	13,457	—	—	196,875
			—	1,010,273	1,515,409	—	—	—	—	—	—	—
Scott Macdonald Chief Financial Officer	6/26/2025	7/27/2022	—	—	—	—	10,399	—	—	—	—	160,249
	6/26/2025	7/3/2023	—	—	—	—	13,136	—	—	—	—	207,812
	6/26/2025	8/1/2024	—	—	—	—	13,039	—	—	—	—	209,537
	8/4/2025	8/4/2025	—	—	—	—	—	—	8,933	—	—	130,693
			—	645,839	968,758	—	—	—	—	—	—	—
Audrey Lee EVP, General Counsel	6/26/2025	7/27/2022	—	—	—	—	4,927	—	—	—	—	75,925
	6/26/2025	7/3/2023	—	—	—	—	6,223	—	—	—	—	98,448
	6/26/2025	8/1/2024	—	—	—	—	6,060	—	—	—	—	97,384
	8/4/2025	8/4/2025	—	—	—		—	—	6,162	—	—	90,153
			—	406,329	609,493	—	—	—	—	—	—	—
Jason Wyrick EVP, Technology	6/26/2025	7/27/2022	—	—	—	—	2,794	—	—	—	—	43,056
	6/26/2025	7/3/2023	—	—	—	—	3,530	—	—	—	—	55,845
	6/26/2025	8/1/2024	—	—	—	—	3,998	—	—	—	—	64,248
	8/4/2025	8/4/2025	—	—	—	—	—	—	4,647	—	—	67,980
			—	316,619	474,928	—	—	—	—	—	—	—
Jon Feltheimer* Chief Executive Officer, Old Lionsgate	—	—	—	—	—	—	—	—	—	—	—	—
James W. Barge* Chief Financial Officer, Old Lionsgate	—	—	—	—	—	—	—	—	—	—	—	—
*Messrs. Feltheimer and Barge’s 2025 grants of plan-based awards information represents the transition fiscal year 2025 during which they served as Executive Officers for Old Lionsgate, from April 1, 2025 until the Separation on May 7, 2025. During this period they were not granted any equity awards.
(1)The grant date is presented in accordance with FASB ASC 718.
(2)Amounts reported in the “Estimated Future Payouts Under Non‑Equity Incentive Plan Awards” column represent potential cash incentive awards under the Company’s annual incentive program for the applicable fiscal year. These awards are contingent upon the achievement of pre‑established performance goals approved by the Compensation & Talent Committee at the beginning of the performance period. The performance metrics for the program include, among other measures, Adjusted OIBDA and Revenue. For the applicable performance period, the annual incentive program provided for payout opportunities based on the level of performance attained relative

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to target. Threshold performance corresponds to achievement of target performance below 75% of Adjusted OIBDA and at or below 90% for Revenue and results in a payout equal to 0% on the company performance factor. However, the Compensation & Talent Committee retains discretion to approve bonus payments based on individual performance or other factors. Target performance corresponds to achievement of 100% of expected performance and results in a payout equal to 100% of the target award. Maximum performance reflects exceptional performance that is at or above 125% of target performance for Adjusted OIBDA and at or above 110% of target performance for Revenue, and results in a payout of up to 150% of the target award. Payouts, if any, are determined by the Compensation & Talent Committee following the conclusion of the performance period based on the Company’s actual performance results.
(3)Amounts reported in the “Estimated Future Payouts Under Equity Incentive Plan Awards” column represent PSUs granted under the Company’s long‑term incentive program. Awards of PSUs vest annually over a three‑year period based on Company performance relative to annual goals set by the Compensation & Talent Committee. The performance metrics applicable to these PSU awards include Adjusted OIBDA and Revenue. Awards that were outstanding under the equity plans of Old Lionsgate immediately prior to the Separation that were held by Old Lionsgate employees who became Starz employees were converted into Starz awards immediately after the Separation and assumed under Starz’s 2025 Plan. For further discussion of this conversion, see the discussion contained in the Introductory Note to Starz’s Form 8-K filed on May 6, 2025. As previously discussed under Performance Results for Payout of Equity Awards Vested in 2025, the Compensation & Talent Committee approved a payout at 88% based on company performance for the PSUs awarded in 2022, 2023, and 2024 and vesting in 2025. These PSUs were cash-settled to address dilution consideration.
(4)Amounts reported in the “All Other Stock Awards” column represent time‑based RSUs granted under the Company’s equity incentive plan. The RSUs vest in equal annual installments over a three‑year vesting period, subject to the executive’s continued employment with the Company through each applicable vesting date. Unvested RSUs are subject to forfeiture upon termination of employment prior to the applicable vesting date, in accordance with the terms of the equity incentive plan and the individual award agreements.
(5)The amounts reported in the “Grant Date Fair Value of Stock and Option Awards” column reflect the fair value of these awards on the grant date as determined under the principles used to calculate the value of equity awards for purposes of the Company’s financial statements. For a discussion of the assumptions and methodologies used to value the awards reported in this column, see footnote (2) to the Summary Compensation Table.
In the transitional fiscal year ended December 31, 2025, the Compensation & Talent Committee granted long-term incentive awards designed to align with the Company’s multi-year strategy of expanding content slate, increasing subscribers and revenue growth. For the Named Executive Officers, the Compensation & Talent Committee increased the percentage of PSUs within the long‑term incentive award to reinforce alignment with shareholders and emphasize the importance of generating sustainable long‑term returns. This design focuses executive compensation on delivering consistent creative excellence and executing the strategic initiatives expected to drive meaningful shareholder value over time.
Each of the equity-based awards reported in the Grants of Plan-Based Awards table was granted under, and is subject to, the terms of the 2025 Plan. The 2025 Plan is administered by the Compensation & Talent Committee, which has authority to interpret the plan provisions and make all required determinations under the plan. This authority includes, subject to the provisions of the 2025 Plan, selecting participants and determining the type(s) of award(s) that they are to receive, determining the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award, accelerating or extending the vesting or exercisability or extending the term of any or all outstanding awards, making certain adjustments to an outstanding award and authorizing the conversion, succession or substitution of an award, determining the manner in which the purchase price of an award or the Company’s common shares may be paid, making required proportionate adjustments to outstanding awards upon the occurrence of certain corporate events such as reorganizations, mergers and stock splits, and making provisions to ensure that any tax withholding obligations incurred in respect of awards are satisfied. Awards granted under the plan are generally only transferable to a beneficiary of a Named Executive Officer upon his death or, in certain cases, to family members for tax or estate planning purposes.
Under the terms of the 2025 Plan, a change in control of the Company does not automatically trigger vesting of the awards then outstanding under the plan. If there is a change in control, each participant’s outstanding awards granted under the plan will generally be assumed by the successor company, unless the Compensation & Talent Committee provides that the award will not be assumed and will become fully vested and, in the case of options, exercisable. Any options that become

STARZ 2026 Proxy Statement	63

vested in connection with a change in control will generally terminate to the extent they are not exercised prior to the change in control.
As described below under Potential Payments upon Termination or Change in Control, certain equity awards granted to the Named Executive Officers are subject to accelerated vesting under the terms of their respective employment agreements in the event of a termination of their employment under certain circumstances.
Restricted Share Units
Columns (g) and (i) in the table above report awards of restricted share units that are treated as granted to the Named Executive Officers during the transitional fiscal year ended December 31, 2025 under applicable accounting rules. Each RSU and PSU represents a contractual right to receive, upon vesting of the unit, payment equal to the value shares. The Named Executive Officer does not have the right to vote or dispose of the RSU or PSU, but will be credited with additional share units under the award as dividend equivalents based on the amount of dividends (if any) paid by the Company during the term of the award on a number of shares equal to the number of outstanding and unpaid share units then subject to the award. Such dividend equivalents will be paid only if and when vesting requirements applicable to the underlying share units are met.

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Outstanding Equity Awards
The following table presents information regarding the outstanding equity awards held by each of the Named Executive Officers as of December 31, 2025, including the vesting dates for the portions of these awards that had not vested as of that date.
Outstanding Equity Awards at Transitional Fiscal 2025 Year-End

Name (a)	Grant Date	Option Awards					Stock Awards

		Number of Securities Underlying Unexercised Options (#) Exercisable (b)[1]	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity incentive plan awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)[3]	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)[2]	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity incentive plan awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#) (i)[3]	Equity incentive plan awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($) (j)[3]
Jeffrey A. Hirsch, Chief Executive Officer and President	1/2/2019	145,883	—	—	24.69	1/2/2029	—	—	—	—
	9/26/2019	236,283	—	—	13.87	9/26/2029	—	—	—	—
	5/7/2020	33,304	—	—	11.42	5/7/2027	—	—	—	—
	7/3/2023	—	—	—	—	—	49,928	584,157	—	—
	8/1/2024	—	—	—	—	—	89,154	1,043,101	—	—
	8/4/2025	—	—	—	—	—	61,517	719,748	—	—
Alison Hoffman, President, Starz Networks	7/1/2019	50,533	—	—	19.20	7/1/2029	—	—	—	—
	3/11/2020	13,661	—	—	8.38	3/11/2030	—	—	—	—
	7/3/2023	—	—	—	—	—	21,843	255,563	—	—
	8/1/2024	—	—	—	—	—	41,298	483,186	—	—
	8/4/2025	—	—	—	—	—	13,457	157,446	—	—
Scott Macdonald, Chief Financial Officer	7/1/2019	77,718	—	—	19.20	7/1/2029	—	—	—	—
	5/7/2020	10,328	—	—	11.42	5/7/2027	—	—	—	—
	7/3/2023	—	—	—	—	—	14,926	174,637	—	—
	8/1/2024	—	—	—	—	—	29,632	346,694	—	—
	8/4/2025	—	—	—	—	—	8,933	104,516	—	—
Audrey Lee, EVP, General Counsel	7/1/2019	33,749	—	—	19.20	7/1/2029	—	—	—	—
	5/7/2020	414	—	—	11.02	5/7/2027	—	—	—	—
	5/7/2020	3,208	—	—	11.42	5/7/2027	—	—	—	—
	7/3/2023	—	—	—	—	—	7,071	82,730	—	—
	8/1/2024	—	—	—	—	—	13,770	161,109	—	—
	8/4/2025	—	—	—	—	—	6,162	72,095	—	—
Jason Wyrick, EVP, Technology	7/1/2019	2,803	—	—	19.20	7/1/2029	—	—	—	—
	7/3/2023	—	—	—	—	—	4,010	46,917	—	—
	8/1/2024	—	—	—	—	—	9,086	106,306	—	—
	8/4/2025	—	—	—	—	—	4,647	54,369	—	—
Jon Feltheimer,* Chief Executive Officer, Old Lionsgate	—	—	—	—	—	—	—	—	—	—
James W. Barge,* Chief Financial Officer, Old Lionsgate	—	—	—	—	—	—	—	—	—	—

STARZ 2026 Proxy Statement	65

*Messrs. Feltheimer and Barge’s 2025 grants of plan-based awards information represent the transition fiscal year 2025 during which they served as Executive Officers for Old Lionsgate, from April 1, 2025 until the Separation on May 7, 2025. During this period they were not granted nor did they exercise any awards.
(1)The “Option Awards” column reflects unexercised stock options outstanding at fiscal year‑end that were granted under the Company’s long‑term incentive plan. The options vested in three equal annual installments beginning on the first anniversary of the grant date, subject to continued service, and have a contractual term of seven to ten years. Each option has an exercise price equal to the closing market price of the Company’s common stock on the applicable grant date. Awards that were outstanding under the equity plans of Old Lionsgate immediately prior to the Separation that were held by Old Lionsgate employees who became Starz employees were converted into Starz awards immediately after the Separation and assumed under Starz’s 2025 Plan. Awards that were outstanding under the equity plans of Old Lionsgate immediately prior to the Separation that were held by Old Lionsgate employees who became New Lionsgate employees were converted into New Lionsgate awards immediately after the Separation. For further discussion of this conversion, see the discussion contained in the Introductory Note to Starz’s Form 8-K filed on May 6, 2025.
(2)The “Stock Awards” column reflects outstanding time‑based RSUs that vest over a three‑year period, generally in equal annual installments, subject to continued employment through each applicable vesting date. The market value of RSUs is based on the closing market price of the Company’s common stock of $11.70 per share as of December 31, 2025. Awards that were outstanding under the equity plans of Old Lionsgate immediately prior to the Separation that were held by Old Lionsgate employees who became Starz employees were converted into Starz awards immediately after the Separation and assumed under Starz’s 2025 Plan. Awards that were outstanding under the equity plans of Old Lionsgate immediately prior to the Separation that were held by Old Lionsgate employees who became New Lionsgate employees were converted into New Lionsgate awards immediately after the Separation. For further discussion of this conversion, see the discussion contained in the Introductory Note to Starz’s Form 8-K filed on May 6, 2025.
(3)As of December 31, 2025, there are no outstanding PSUs that have been granted for accounting purposes. However, the table below details certain PSUs which have been awarded by the Compensation & Talent Committee but do not meet the grant date accounting guidance as of December 31, 2025, assuming target performance and with market values calculated using the closing market price of the Company’s common stock of $11.70 per share as of December 31, 2025:

		Stock Awards
Name	Award Date	Equity incentive plan awards: Number of Unearned Shares, Units, or Other Rights That Have Been Awarded But Not Granted or Vested (#)	Equity incentive plan awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Been Awarded But Not Granted or Vested ($)
Jeffrey A. Hirsch, Chief Executive Officer and President	7/3/2023	49,928	584,157
	8/1/2024	89,154	1,043,101
	12/8/2025	143,541	1,679,429
Alison Hoffman, President, Starz Networks	7/3/2023	21,843	255,563
	8/1/2024	41,298	483,186
	8/4/2025	31,400	367,380
Scott Macdonald, Chief Financial Officer	7/3/2023 8/1/2024 8/4/2025	14,926 29,632 20,844	174,637 346,694 243,874
Audrey Lee, EVP, General Counsel	7/3/2023 8/1/2024 8/4/2025	7,071 13,770 14,378	82,730 161,109 168,222
Jason Wyrick, EVP, Technology	7/3/2023 8/1/2024 8/4/2025	4,010 9,086 10,842	46,917 106,306 126,851
Jon Feltheimer, Chief Executive Officer, Old Lionsgate	—	—	—
James W. Barge, Chief Financial Officer, Old Lionsgate	—	—	—

STARZ 2026 Proxy Statement	66

Option Exercises and Stock Vested
The following table presents information regarding the exercise of options by the Named Executive Officers during the transitional fiscal year ended December 31, 2025 and the vesting during transitional fiscal 2025 of other stock awards previously granted to the Named Executive Officers.
Option Exercises and Stock Vested — Transitional Fiscal 2025

Name (a)	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e) [1]
Jeffrey A. Hirsch, Chief Executive Officer and President	—	—	253,457	3,999,568
Alison Hoffman, President, Starz Networks	—	—	104,329	1,650,169
Scott Macdonald, Chief Financial Officer	—	—	78,134	1,233,935
Audrey Lee, EVP, General Counsel	—	—	36,765	580,543
Jason Wyrick, EVP, Technology	—	—	22,051	348,534
Jon Feltheimer, Chief Executive Officer, Old Lionsgate	—	—	—	—
James W. Barge, Chief Financial Officer, Old Lionsgate	—	—	—	—
(1)The dollar amounts shown in column (e) above for stock awards are determined by multiplying the number of shares or units, as applicable, that vested by the per-share closing price of the applicable class of shares of existing common stock on the day prior to the vesting date and were settled in cash.
The NEOs realized value from RSUs and PSUs awarded in 2022, 2023 and 2024 that vested based on the achievement of Adjusted OIBDA performance objectives as well as individual performance. No stock option repricings or reload grants occurred during the transitional fiscal year ended December 31, 2025. As previously discussed, awards that were outstanding under the equity plans of Old Lionsgate immediately prior to the Separation that were held by Old Lionsgate employees who became Starz employees were converted into Starz awards immediately after the Separation and assumed under Starz’s 2025 Plan. For further discussion of this conversion, see the discussion contained in the Introductory Note to Starz’s Form 8-K filed on May 6, 2025.
The value realized upon vesting reflects historical grant decisions, performance outcomes, and stock price fluctuations and should not be viewed as indicative of compensation levels or pay opportunities in future periods. Reported compensation for the transitional fiscal year ended December 31, 2025, including equity award grant‑date values, is reflected in the Summary Compensation Table, while the related equity value included in CAP is discussed under the Pay Versus Performance section of this proxy statement.

Non-Qualified Deferred Compensation
The Company has periodically permitted its Named Executive Officers and certain other key employees to elect to receive a portion of their compensation (salary and/or bonus) on a deferred basis under a legacy deferred compensation plan that was frozen on December 31, 2016 (the “Legacy Plan”). Under this Legacy Plan, the Company was also permitted to make additional discretionary contributions with respect to amounts deferred under the plan.
For cash amounts deferred under the Legacy Plan, the applicable interest rate was set at 9% per annum by the Deferred Compensation Plan Committee in January of 2015. Amounts could be deferred until a specified date, retirement or other termination of service, disability or death. At the participant’s election, compensation deferred until a specified date or termination of service could be paid as a lump sum or in annual installments as specified in the Legacy Plan document. If

STARZ 2026 Proxy Statement	67

the participant’s employment terminates due to death or disability, the participant’s deferred compensation balance will be paid in a single lump sum. Emergency hardship withdrawals are also permitted under the plan.

NON-QUALIFIED DEFERRED COMPENSATION TABLE – Transitional Fiscal 2025
Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawals / Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f) [1]
Jeffrey A. Hirsch	0	0	216,490	0	3,338,083
Alison Hoffman	0	0	0	0	0
Scott Macdonald	0	0	48,265	0	744,209
Audrey Lee	0	0	0	0	0
Jason Wyrick	0	0	0	0	0
Jon Feltheimer	0	0	0	0	0
James W. Barge	0	0	0	0	0
(1)These amounts represent balances from the Legacy Plan which was frozen December 31, 2016. No new contributions have been made since February 14, 2017 with respect to any Named Executive Officers. No amounts reported in the contributions and earnings columns are reported in this year’s Summary Compensation Table and no amounts reported in the aggregate balance column are reported in Old Lionsgate’s prior year Summary Compensation Tables.
 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following section describes the benefits that may become payable to the Named Executive Officers in connection with a termination of their employment with us pursuant to the terms of their respective employment and/or severance agreements with the Company. In addition to the benefits described below, outstanding equity-based awards held by the Named Executive Officers may also be subject to accelerated vesting in connection with a change in control of the Company under the terms of our equity incentive plans if the awards are not assumed or otherwise continued upon the transaction, as noted under Grants of Plan-Based Awards above. None of the Named Executive Officers are entitled to any reimbursement or gross-up payment for any excise taxes imposed under Section 280G of the U.S. Internal Revenue Code of 1986. The Named Executive Officers also do not have a right to voluntarily terminate employment (other than for “good reason” in certain cases) following a change in control and receive severance and are not entitled to any “single-trigger” vesting of equity awards or other benefits upon a change in control unless the executive’s employment terminates in the circumstances described below. In each case, the Named Executive Officer’s right to receive the severance benefits described below in connection with a termination of the executive’s employment (other than as a result of death or disability) is subject to his or her execution of a release of claims in favor of the Company.
Jeffrey A. Hirsch
Severance Benefits—Termination of Employment. In the event that Mr. Hirsch’s employment is terminated by Starz without cause or for “good reason” (as such terms are defined in Mr. Hirsch’s employment agreement), Mr. Hirsch would be entitled to (i) lump sum cash severance equal to 0.75 times the sum of (x) base salary and (y) target bonus, (ii) a pro-rated bonus for the year in which his termination occurs (based on actual performance), (iii) accelerated vesting of (x) all outstanding RSUs and prior equity awards scheduled to vest within 12 months following his termination, (y) 50% of all RSUs and prior equity awards scheduled to vest between 12 and 24 months following his termination, and (z) any long-term incentives that are earned but unvested, (iv) payment of COBRA premiums for 18 months following his termination (or until Mr. Hirsch become eligible for coverage under a future employer’s plan, if earlier) and (v) payment of life and disability insurance premiums through December 31, 2028.
Severance Benefits—Termination of Employment in Connection with Change in Control. In the event that Mr. Hirsch’s employment is terminated by Starz “without cause” or for “good reason” and such termination occurs on or within 12 months following a “change in control” (as such term is defined in Mr. Hirsch’s employment agreement), in lieu of the severance provided above, Mr. Hirsch would be entitled to (i) lump sum cash severance equal to 1.25 times the sum of (x) base salary and (y) target bonus, (ii) a pro-rated bonus for the year in which his termination occurs (based on actual performance), (iii) accelerated vesting of (x) all outstanding RSUs and prior equity awards and (y) any long-term incentives

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that are earned but unvested, (iv) payment of COBRA premiums for 18 months following his termination (or until Mr. Hirsch becomes eligible for coverage under a future employer’s plan, if earlier) and (v) payment of life and disability insurance premiums through December 31, 2028.
Severance Benefits—Termination of Employment Without an Agreement (Non-renewal). In the event Mr. Hirsch’s employment is terminated by Starz for not extending or renewing his employment agreement with substantially similar terms on before December 31, 2028, Mr. Hirsch would be entitled to (i) lump sum cash severance equal to 12 months’ base salary, (ii) a pro-rated bonus for the year in which his termination occurs (based on actual performance), and (iii) accelerated vesting of (x) all outstanding RSUs and prior equity awards scheduled to vest within 12 months following his termination, and (y) any long-term incentives that are earned but unvested and scheduled to vest within 12 months following his termination.
Severance Benefits—Death or Disability. In the event of Mr. Hirsch’s death or disability during the term, Mr. Hirsch (or his estate, as applicable) would be entitled to (i) accelerated vesting of (x) all outstanding RSUs and prior equity awards scheduled to vest within 24 months following his termination, and (y) any long-term incentives that are earned but unvested, and (ii) payment of COBRA premiums for 18 months following his termination.
In each scenario above, the provision of such severance benefits, other than the pro-rated bonus amounts, would be subject to Mr. Hirsch’s execution and non-revocation of a general release of claims in favor of the Company.
Alison Hoffman
Severance Benefits—Termination of Employment. In the event that Ms. Hoffman’s employment is terminated by Starz for a “qualifying termination” that is not an “excluded termination” or by her for “voluntary termination for good reason” (as such terms are defined in Ms. Hoffman’s employment agreement), Ms. Hoffman would be entitled to (i) cash severance payments equal to the greater of (x) her base salary through August 5, 2026 and (y) 18 months of her base salary (such greater amount, the “Hoffman Severance Pay Amount”), and (ii) a prorated amount of the annual bonus that Ms. Hoffman would have received for the fiscal year in which her termination occurs. With respect to the Hoffman Severance Pay Amount, (i) the amount for the lesser of six months or through August 5, 2026 would be paid in a lump sum and (ii) the remaining amount would be paid in installments over six months.
Severance Benefits—Termination of Employment in Connection with Change in Control. In the event that Ms. Hoffman’s employment is terminated by Starz for a “qualifying termination” and such termination occurs within 30 days preceding or 12 months immediately following a “change in control” (as such term is defined in Ms. Hoffman’s employment agreement), Ms. Hoffman would be entitled to (i) the severance benefits described above, (ii) an additional lump sum cash severance payment equal to 70% of the Hoffman Severance Pay Amount and (iii) payment of COBRA premiums throughout the period beginning on her termination date and ending on the earlier of (i) 18 months following her termination, or (ii) the expiration of the coverage period specified under COBRA. Additionally, in the event Ms. Hoffman’s employment is terminated by Starz for a “qualifying termination” and such termination occurs on or within 6 months following a “change in control,” (a) any portion of the equity awards granted under Ms. Hoffman’s employment agreement (to the extent such awards have been granted prior to her termination and are then outstanding) that are scheduled to vest within 12 months following her termination date and prior to August 5, 2026 would accelerate and be fully vested on her termination date, and (b) Ms. Hoffman would be entitled to receive a lump sum cash payment equal to 50% of the value of each portion of the annual equity award grants provided in her employment agreement that have not previously been granted and are otherwise scheduled to be granted after her termination date and prior to August 5, 2026.
Severance Benefits—Termination of Employment Without an Agreement. In the event Ms. Hoffman’s employment is terminated by Starz for a “qualifying termination” after the expiration of her agreement during the at-will period, Ms. Hoffman will be entitled to a lump sum cash severance payment equal to 12 months base salary.
In each scenario above, the provision of the Hoffman Severance Pay Amount would be subject to Ms. Hoffman’s execution and non-revocation of a general release of claims in favor of the Company.
Scott Macdonald
Severance Benefits—Termination of Employment. In the event that Mr. Macdonald’s employment is terminated by Starz for a “qualifying termination” that is not an “excluded termination” (as such terms are defined in Mr. Macdonald’s severance

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agreement), Mr. Macdonald would be entitled to cash severance payments equal to 18 months of his base salary (the “Macdonald Severance Pay Amount”). With respect to the Macdonald Severance Pay Amount, (i) the amount for six months’ base salary would be paid in a lump sum and (ii) the remaining amount would be paid in installments over six months.
Severance Benefits—Termination of Employment in Connection with Change in Control. In the event that Mr. Macdonald’s employment is terminated by Starz for a “qualifying termination” and such termination occurs within 30 days preceding or 12 months immediately following a “change in control” (as such term is defined in Mr. Macdonald’s severance agreement), Mr. Macdonald would be entitled to (i) the severance benefits described above, (ii) an additional lump sum cash severance payment equal to 70% of the Macdonald Severance Pay Amount and (iii) payment of COBRA premiums throughout the period beginning on his termination date and ending on the earlier of (i) 18 months following his termination, or (ii) the expiration of the coverage period specified under COBRA.

In each scenario above, the provision of such severance benefits would be subject to Mr. Macdonald’s execution and non-revocation of a general release of claims in favor of the Company.
Audrey Lee
Severance Benefits—Termination of Employment. In the event that Ms. Lee’s employment is terminated by Starz for a “qualifying termination” that is not an “excluded termination” (as such terms are defined in Ms. Lee’s severance agreement), Ms. Lee would be entitled to a lump sum cash severance payment equal to 18 months of her base salary (“Lee Severance Pay Amount”).
Severance Benefits—Termination of Employment in Connection with Change in Control or Shutdown or Sale of Business Unit. In the event that Ms. Lee’s employment is terminated by Starz for a “qualifying termination” and such termination occurs within 30 days preceding or 12 months immediately following a “change in control” or a “shutdown or sale of executive’s business unit” (as such terms are defined in Ms. Lee’s severance agreement), Ms. Lee would be entitled to (i) the severance benefits described above, (ii) an additional lump sum cash payment equal to 70% of the Lee Severance Pay Amount and (iii) payment of COBRA premiums throughout the period beginning on her termination date and ending on the earlier of (i) 18 months following her termination, or (ii) the expiration of the coverage period specified under COBRA. Additionally, in the event Ms. Lee’s employment is terminated by Starz for a “qualifying termination” and such termination occurs on or within 12 months following a “change in control” or a “shutdown or sale of executive’s business unit”, all equity awards that have been granted to Ms. Lee (to the extent such awards have been granted prior to her termination and are then outstanding) would accelerate and be fully vested on her termination date.
In each scenario above, the provision of such severance benefits would be subject to Ms. Lee’s execution and non-revocation of a general release of claims in favor of the Company.
Jason Wyrick
Severance Benefits—Termination of Employment. In the event that Mr. Wyrick’s employment is terminated by Starz for a “qualifying termination” that is not an “excluded termination” (as such terms are defined in Mr. Wyrick’s severance agreement), Mr. Wyrick would be entitled to cash severance payments equal to 15 months of his base salary (the “Wyrick Severance Pay Amount”). With respect to the Wyrick Severance Pay Amount, (i) the amount for six months’ base salary would be paid in a lump sum and (ii) the remaining amount would be paid in installments over six months.
Severance Benefits—Termination of Employment in Connection with Change in Control. In the event that Mr. Wyrick’s employment is terminated by Starz for a “qualifying termination” and such termination occurs within 30 days preceding or 12 months immediately following a “change in control” (as such term is defined in Mr. Wyrick’s severance agreement), Mr. Wyrick would be entitled to (i) the severance benefits described above, (ii) an additional lump sum cash payment equal to 30% of the Wyrick Severance Pay Amount and (iii) payment of COBRA premiums throughout the period beginning on his termination date and ending on the earlier of (i) 18 months following his termination, or (ii) the expiration of the coverage period specified  under COBRA.
In each scenario above, the provision of such severance benefits would be subject to Mr. Wyrick’s execution and non-revocation of a general release of claims in favor of the Company.

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Estimated Severance and Change in Control Benefits
The following table summarizes the estimated payments and benefits payable to each Named Executive Officer (NEO) if employment had been terminated under various circumstances. All amounts are estimated and subject to change based on contractual terms and applicable Company policies.
Amounts assume a stock price of $11.70 per share and that the triggering event occurred on December 31, 2025. Actual amounts may differ depending on the circumstances at the time of termination. Since this hypothetical termination would have occurred on the last day of the fiscal year, the full bonus was included in the cash severance amounts in the charts below.

Name	Type of Termination	Cash Severance ($) [1]	Continuation of Benefits ($) [2]	Accelerated Equity Vesting ($) [3]	Outplacement / Other ($)	Total Estimated Value ($)
Jeffrey A. Hirsch, Chief Executive Officer and President	Without Cause / Good Reason	7,600,493	21,640	3,932,557	—	11,554,690
	Death or Disability	—	21,640	4,853,971	—	4,875,611
	Without Cause/ Good Reason Change in Control (Double Trigger)	10,700,493	21,640	5,653,697	—	16,375,830
Alison Hoffman, President, Starz Networks	Without Cause / Good Reason	2,777,376	76,753	—	—	2,854,129
	Death or Disability	—	—	—	—	—
	Without Cause/ Good Reason Change in Control (Double Trigger)	4,527,376	76,753	1,169,255	—	5,773,384
Scott Macdonald, Chief Financial Officer	Without Cause / Good Reason	1,452,144	64,634	—	—	1,516,778
	Death or Disability	—	—	—	—	—
	Without Cause/ Good Reason Change in Control (Double Trigger)	2,468,645	64,634	—	—	2,533,279
Audrey Lee, EVP, General Counsel	Without Cause / Good Reason	1,202,037	64,633	—	—	1,266,670
	Death or Disability	—	—	—	—	—
	Without Cause/ Good Reason Change in Control (Double Trigger) or Shutdown or Sale of Business Unit	2,043,462	64,633	727,997	—	2,836,092
Jason Wyrick, EVP, Technology	Without Cause / Good Reason	755,333	76,753	—	—	832,086
	Death or Disability	—	—	—	—	—
	Without Cause/ Good Reason Change in Control (Double Trigger)	981,934	76,753	—	—	1,058,687
(1)Cash severance generally equals a multiple of base salary. For Mr. Hirsch and Ms. Hoffman, this also includes a prorated bonus for the year of termination pursuant to their employment agreements the 2025 annual bonus payment is included in the estimated payment amount.
(2)Continuation of Benefits may include health, dental, life and/or disability insurance coverage consistent with the terms of the applicable severance arrangements described in the narrative above. In addition, the Company has

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historically provided such benefits following terminations without cause or for good reason outside of a change in control.
(3)Accelerated vesting includes all unvested RSUs and PSUs as of December 31, 2025, and the value is calculated using the Company’s closing stock price as of December 31, 2025.
Old Lionsgate’s CEO, Jon Feltheimer and CFO, James W. Barge, were NEOs of the Company from April 1, 2025 until the Separation on May 7, 2025. Their employment at the Company terminated upon the Separation without any severance or change in control benefits accruing.
Under each named executive officer’s employment or severance arrangements, equity awards do not vest solely upon the occurrence of a change in control. Any accelerated vesting of equity awards is generally contingent upon a qualifying termination of employment following a change in control, consistent with a “double‑trigger” structure.
The Company does not provide excise tax gross‑up payments in connection with any change‑in‑control arrangements. In addition, all incentive compensation awards remain subject to the Company’s clawback and recoupment policies, as well as applicable SEC rules, which may require recovery of compensation under specified circumstances.

Pay Ratio Disclosure
As required by Item 402(u) of Regulation S-K, the Company is providing the following disclosure regarding the ratio of the annual total compensation of the Company’s Chief Executive Officer and President (“CEO”) to that of the Company’s median employee for the transitional fiscal year ended December 31, 2025. Based on SEC rules for this disclosure and applying the methodology described below, we have determined that our CEO’s total compensation for transitional fiscal year 2025 was $6,753,823 and the median of the total compensation of all of our employees (excluding our CEO) for transitional fiscal year 2025 was $100,157. Accordingly, we estimate the ratio of our CEO’s total compensation for transitional fiscal 2025 to the median of the total compensation of all of our employees (excluding our CEO) for transitional fiscal year 2025 to be 67 to 1.
For purposes of identifying the median employee, the Company reviewed the annual total compensation of all employees (other than the CEO) as of December 31, 2025. Total compensation for this purpose was calculated in a manner consistent with the requirements for determining total compensation for Named Executive Officers under the Summary Compensation Table and included salary, cash incentive compensation, and equity-based awards, as applicable. We selected December 31, 2025 which is a date within the last three months of transitional fiscal year 2025, as the date we would use to identify our median employee. As of December 31, 2025, we had a total of 515 employees, all of whom are based in the US. To find the median of the annual total compensation of all our employees (excluding our CEO), we used the amount of each employee’s total cash compensation (i.e., base salary, wages, overtime and bonus) from our payroll records. In making this determination, we did not annualize compensation for those employees who did not work for the Company for the entire fiscal year. We also did not make any cost-of-living adjustments in identifying the median employee. We believe total cash compensation for all employees is an appropriate measure because total cash compensation data is readily available, and the Company considers this a reasonable measure of employees’ overall compensation.
The pay ratio disclosed above is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodology described above and is intended to provide a standardized comparison of CEO compensation relative to the compensation of the Company’s median employee. The pay ratio does not necessarily reflect the Company’s overall compensation philosophy, the structure of its workforce, or pay practices in any particular jurisdiction, and comparisons of pay ratios across companies may not be meaningful due to differences in methodologies, exclusions, estimates or assumptions and differences in employee populations, business operations, geographic distribution, and compensation practices.

Pay Versus Performance
This section summarizes the relationship between the total compensation paid for Starz’s Chief Executive Officer and President and the other Starz Named Executive Officers and Starz’s financial performance for the transitional fiscal year ended December 31, 2025 shown in the table (in this discussion, Starz’s Chief Executive Officer is also referred to as the

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principal executive officer or “PEO”, and the Named Executive Officers other than Starz’s Chief Executive Officer are referred to as the “Non-PEO NEOs”).
As described in greater detail in the “Compensation Discussion & Analysis” section above, the Company’s approach to executive compensation is designed to link pay to performance, recognize both corporate and individual performance, promote long-term stock ownership, attract, retain and motivate talented executives, and balance risk and reward while taking into consideration market trends and practices. The Compensation & Talent Committee assesses how realized pay outcomes align with Company performance in making executive compensation decisions. The following table provides information required under Item 402(v) of Regulation S-K, showing the relationship between compensation actually paid and company performance metrics, including total shareholder return (TSR) for the company and peer indices based on a fixed, initial investment of $100 at the beginning of the measurement period, May 7, 2025 (the date STRZ began trading on Nasdaq) through December 31, 2025.

							Value of Initial Fixed $100 Investment Based On:
Year	Summary Comp. Table Total for PEO (Mr. Hirsch) ($)[1,2]	Summary Comp.Table Total for Former PEO (Mr. Feltheimer) ($)[1,2]	Comp. Actually Paid to PEO (Mr. Hirsch) ($)[3]	Comp. Actually Paid to Former PEO (Mr. Feltheimer) ($)[3]	Average Summary Comp. Table Total for Non-PEO NEOs ($)[1,2]	Average Comp. Actually Paid to Non-PEO NEOs ($)[3]	Starz TSR ($)[4]	Dow Jones U.S. Media Sector TSR ($)[4]	Starz Net Income (Loss) ($Millions)[5]	Starz Adjusted OIBDA ($Millions)[6]
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
TY2025	6,753,823	224,083	9,525,582	224,083	1,429,668	1,865,777	104.5	113.8	(115.8)	110.7
(1)Mr. Feltheimer served as Chief Executive Officer for Old Lionsgate from April 1, 2025 until the Separation on May 7, 2025, and his compensation paid during this period is included in the table above for compensation paid to PEOs. Mr. Hirsch was Starz’s Chief Executive Officer and President for the remainder of the transitional fiscal year ended December 31, 2025 and his compensation information for such transitional fiscal year is included in the table above for compensation paid to PEOs. For the transitional fiscal year ended December 31, 2025, Starz’s Non-PEO NEOs were Messrs. Macdonald, Wyrick, and Barge and Mmes. Hoffman and Lee. Mr. Barge served as Chief Financial Officer for Old Lionsgate from April 1, 2025 until the Separation on May 7, 2025, and his compensation paid during this period is included in the average compensation paid to Non-PEO NEOs.
(2)See the Summary Compensation Table above for detail on the total compensation for the PEOs and Non-PEO NEOs for the transition fiscal year 2025.
(3)For purposes of this table, the compensation actually paid (also referred to as “CAP”) to each NEO (including, for purposes of this table, former Named Executive Officers as noted above) is equal to the NEO’s total compensation reported in the Summary Compensation Table above and adjusted for the following with respect to that NEO:
•Less the amounts reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table,
•Plus the fiscal year-end value of Starz’s option and stock awards granted in the transition fiscal year 2025, which were outstanding and unvested at the end of the transition fiscal year,
•Plus/(less) the change in value as of the end of the transition fiscal year 2025 as compared to the value at the end of the prior fiscal year for Old Lionsgate option and stock awards which were granted in prior fiscal years and were outstanding and unvested at the end of the transition fiscal year,
•Plus the vesting date value of Starz’s option and stock awards which were granted and vested during the same transition fiscal year,
•Plus/(less) the change in value as of the vesting date as compared to the value at the end of the prior fiscal year for Old Lionsgate’s option and stock awards which were granted in prior fiscal years and vested in the covered fiscal year,
•Less, as to any Old Lionsgate option and stock awards which were granted in prior fiscal years and were forfeited during Starz’s transition fiscal year 2025, the value of such awards as of the end of the prior fiscal year,
•Plus the dollar value of any dividends or other earnings paid during the transition fiscal year 2025 on outstanding and unvested stock awards not otherwise included,

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•Plus, as to any option or stock award that was materially modified during the transition fiscal year, the amount by which the value of the award as of the date of the modification exceeds the value of the original award on the modification date.
In making each of these adjustments, the “value” of an option or stock award is the fair value of the award in STRZ stock on the applicable date determined in accordance with FASB ASC Topic 718 using the valuation assumptions Starz then used to calculate the fair value of its equity awards. For more information on the valuation of Starz’s equity awards, please see the notes to Starz’s financial statements that appear in its Transition Report on Form 10-KT.
The table above reflects the CAP (determined as noted above) for Starz’s Chief Executive Officer and President, Mr. Hirsch; Mr. Feltheimer, who served as Chief Executive Officer for Old Lionsgate, from April 1, 2025 until the Separation on May 7, 2025; and, for the Non-PEO NEOs, the average of the CAPs determined for the Non-PEO NEOs for each of the transition fiscal year 2025 shown in the table.
The following tables provide reconciliations of the Summary Compensation Table Total to Compensation Actually Paid for PEOs Messrs. Hirsch and Feltheimer in transition fiscal year 2025.

Reconciliation of Summary Compensation Table Total to Compensation Actually Paid Mr. Hirsch	Transition Fiscal Year 2025 ($)
Summary Compensation Table Total	6,753,823
Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year	(2,530,994)
Fair Value at Transition Fiscal Year-End of Outstanding and Unvested Option and Stock Awards Granted in Fiscal Year	719,749
Change in Fair Value of Outstanding and Unvested Option and Stock Awards Granted in Prior Fiscal Years	583,436
Fair Value at Vesting of Option and Stock Awards Granted in the Fiscal Year That Vested During the Fiscal Year	1,872,147
Change in Fair Value as of Vesting Date of Option and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	2,127,421
Fair Value as of Prior Fiscal Year-End of Option and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	0
Compensation Actually Paid	9,525,582

Reconciliation of Summary Compensation Table Total to Compensation Actually Paid Mr. Feltheimer	Transition Fiscal Year 2025 ($)
Summary Compensation Table Total	224,083
Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year	—
Fair Value at Transition Fiscal Year-End of Outstanding and Unvested Option and Stock Awards Granted in Fiscal Year	—
Change in Fair Value of Outstanding and Unvested Option and Stock Awards Granted in Prior Fiscal Years	—
Fair Value at Vesting of Option and Stock Awards Granted in the Fiscal Year That Vested During the Fiscal Year	—
Change in Fair Value as of Vesting Date of Option and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	—
Fair Value as of Prior Fiscal Year-End of Option and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—
Compensation Actually Paid	224,083
The following table provides a reconciliation of the average of the Summary Compensation Table Total for the Non-PEO NEOs for the transition fiscal year 2025 to the average of the Compensation Actually Paid for the Non-PEO NEOs for transition fiscal year 2025. As Mr. Barge served as Chief Financial Officer for Old Lionsgate from April 1, 2025 until the Separation on May 7, 2025, his 2025 compensation information for the compensation paid during this period is included in the average compensation paid to Non-PEO NEOs. If Mr. Barge were not included in this calculation, the average of the Summary Compensation Table Total for the Non-PEO NEOs for the transition fiscal year 2025 would be $1,754,739 and the average of the Compensation Actually Paid for the Non-PEO NEOs for transition fiscal year 2025 would be $2,299,875.

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Reconciliation of Average Summary Compensation Table Total to Average Compensation Actually Paid for Non-PEO NEOs	Transition Fiscal Year 2025 ($)
Summary Compensation Table Total	1,429,668
Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year	(454,125)
Fair Value at Fiscal Year-End of Outstanding and Unvested Option and Stock Awards Granted in Fiscal Year	77,686
Change in Fair Value of Outstanding and Unvested Option and Stock Awards Granted in Prior Fiscal Years	49,911
Fair Value at Vesting of Option and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	356,985
Change in Fair Value as of Vesting Date of Option and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	405,652
Fair Value as of Prior Fiscal Year-End of Option and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	0
Compensation Actually Paid	1,865,777
(4)Starz’s Total Shareholder Return (“TSR”) represents cumulative total shareholder return on a fixed investment of $100 in Starz’s STRZ common stock for the period beginning on May 7, 2025 (the date STRZ began trading on Nasdaq) through December 31, 2025, and is calculated assuming the reinvestment of dividends. The Dow Jones U.S. Media Sector Index TSR (which Starz used in the stock performance graph required by Item 201(e)(1)(ii) of Regulation S-K included in its Annual Reports for transition fiscal year 2025 covered by the table) represents cumulative total shareholder return on a fixed investment of $100 in the Dow Jones U.S. Media Sector Index for the period beginning for the period beginning on May 7, 2025 (the date STRZ began trading on Nasdaq) through December 31, 2025, and is calculated assuming the reinvestment of dividends.
(5)This column shows Starz’s net income (loss) for each fiscal year covered by the table.
(6)This column shows Starz’s adjusted OIBDA for the transition fiscal year 2025 covered by the table. Starz considered adjusted OIBDA to be the most important financial metric in its executive compensation program, used in determining corporate performance under the transitional fiscal year 2025 annual incentive plan and for PSUs awarded in 2022, 2023, and 2024 that vested in 2025. See the Compensation Discussion and Analysis section of this report for more information regarding the use of this performance measure in Starz’s executive compensation program.
In accordance with Item 402(v) of Regulation S-K, we are providing the following graphical depictions of the relationships between information presented in the Pay versus Performance Table.
The following chart illustrates the CAP for Starz’s Chief Executive Officer and President, Mr. Hirsch, for the transition fiscal year 2025, the CAP for Mr. Feltheimer, who served as Chief Executive Officer for Old Lionsgate from April 1, 2025 until the Separation on May 7, 2025, and the average CAP for Non-PEO NEOs for the transition fiscal year 2025, each compared against Starz’s total shareholder return and the total shareholder return for the Dow Jones U.S. Media Sector Index TSR from May 7, 2025, when the STRZ common stock began trading, to December 31, 2025.

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The following chart illustrates the CAP for Starz’s Chief Executive Officer, Mr. Hirsch, for the transition fiscal year 2025, the CAP for Mr. Feltheimer, who served as Chief Executive Officer for Old Lionsgate, from April 1, 2025 until the Separation on May 7, 2025, and the average CAP for the Non-PEO NEOs for the transition fiscal year 2025, each compared against Starz’s net income for the transition fiscal year 2025.

The following chart illustrates the CAP for Starz’s Chief Executive Officer, Mr. Hirsch, the CAP for Mr. Feltheimer, who served as Chief Executive Officer for Old Lionsgate, from April 1, 2025 until the Separation on May 7, 2025, and the

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average CAP for the Non-PEO NEOs for the transition fiscal year 2025, each compared against Starz’s Adjusted OIBDA for the transition fiscal year 2025.

The following is an unranked list of Starz’s financial performance measures it considered most important in linking the compensation actually paid to Starz’s NEOs for the transition fiscal year 2025 with Starz’s performance.
•Adjusted OIBDA (used in determining corporate performance for purposes of the annual incentive plan);
•Revenue; and
•Certain Discretionary Assessment of Achievement of Operational and Strategic Goals (used in determining individual performance for purposes of the annual incentive plan and the vesting of performance-based equity awards).
See the Compensation Discussion and Analysis section for more information regarding the use of these performance measures in Starz’s executive compensation program in transition year 2025.
In general, Starz also viewed its stock price, upon which the value of the equity awards granted by Starz in transition year 2025 was dependent, as a key performance-based component of its executive compensation program to further align the interests of senior management with the interests of shareholders.
EQUITY COMPENSATION PLAN INFORMATION
Old Lionsgate maintained four equity compensation plans: the Lions Gate Entertainment Corp. 2023 Performance Incentive Plan (the “2023 Plan”), the Lions Gate Entertainment Corp. 2019 Performance Incentive Plan (the “2019 Plan”), the Lions Gate Entertainment Corp. 2017 Performance Incentive Plan (the “2017 Plan”) and the Lions Gate Entertainment Corp. 2012 Performance Incentive Plan (the “2012 Plan”) and, together with the 2023 Plan, the 2019 Plan and the 2017 Plan, each of which were approved by Old Lionsgate shareholders (the “Old Lionsgate Plans”). No new awards may be granted under the 2023 Plan, the 2019 Plan, the 2017 Plan or the 2012 Plan.

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Starz currently maintains one equity compensation plan: the 2025 Plan. This plan assumed all outstanding awards from the prior Old Lionsgate Plans with respect to Starz employees.
The following table sets forth, for each of Starz’s equity compensation plans, the number of shares of common stock subject to outstanding awards, the weighted-average exercise price of outstanding stock options and SARs, and the number of shares remaining available for future award grants as of December 31, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding stock options, warrants and rights	Weighted-average exercise price of outstanding stock options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)
Equity compensation plans approved by shareholders	832,143	$16.59	5,811,040
Equity compensation plans not approved by shareholders	—	—	—
Total	832,143	$16.59	5,811,040

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table presents certain information about beneficial ownership of Starz Common Shares as of March 12, 2026 (unless otherwise indicated) by each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the outstanding shares of any class of common stock. All such information is based on publicly available filings. The security ownership information is given as of March 12, 2026 and, in the case of percentage ownership information, is based upon 16,789,079 STRZ shares outstanding on that date. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and dispositive power with respect to all shares shown as beneficially owned by them, subject to community property laws, where applicable. In general, “beneficial ownership” includes those shares that a person has the sole or shared power to vote or dispose of, including shares that the person has the right to acquire within 60 days.

Beneficial Owner(a)	Number of Shares	% of Shares
Mark H. Rachesky, M.D.[1]	2,879,319	17.2%
Byron Allen Folks[2]	1,803,786	10.7%
BlackRock, Inc.[3]	1,157,826	6.9%
Capital Research Global Investors[4]	870,042	5.2%
(a)The addresses for the listed beneficial owners are as follows: Mark H. Rachesky, M.D., c/o MHR Fund Management LLC, 40 W57th Street, 24th Floor New York, New York 10019; Byron Allen Folks, c/o Allen Family Capital, LLC, 9903 Santa Monica Bl., #418 Beverly Hills, CA, 90212; BlackRock, Inc., 50 Hudson Yards, New York, NY, 10001; and Capital Research Global Investors 333 South Hope Street, 55th Fl, Los Angeles, CA 90071.
[1] The information is based solely on Amendment No. 32 to Schedule 13D/A filed with the SEC on June 4, 2025 by Mark, H. Rachesky, M.D.
[2] The information is based solely on Schedule 13D filed with the SEC on March 12, 2026 by Byron Allen Folks.

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[3] BlackRock, Inc. has not filed a report regarding its greater than five percent ownership of Starz shares with the SEC to date. The number of shares for such stockholder included in the table above is estimated based on holdings disclosed for transitional fiscal year 2025 on a Schedule 13F-HR filed with the SEC on February 12, 2026.
[4] The information is based solely on Amendment No. 1 to Schedule 13G/A filed with the SEC on February 12, 2026 by Capital Research Global Investors.
SECURITY OWNERSHIP OF MANAGEMENT
The table below presents certain information about beneficial ownership of Starz Common Shares as of March 12, 2026 (unless otherwise indicated) by (i) each current director and nominee for director and (ii) all current directors and executive officers of Starz as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and dispositive power with respect to all shares shown as beneficially owned by them, subject to community property laws, where applicable. In general, “beneficial ownership” includes those shares that a person has the sole or shared power to vote or dispose of, including shares that the person has the right to acquire within 60 days, including stock options/SARs.

Beneficial Owner	Number of Shares	% of Shares*
Michael Burns	77,769	0.46%
Mignon Clyburn	20,446	0.12%
Emily Fine[1]	14,188	0.08%
Lisa Gersh	7,037	0.04%
Jeffrey A. Hirsch[2]	475,078	2.83%
Alison Hoffman [3]	64,194	0.38%
Audrey Lee [4]	40,593	0.24%
Scott Macdonald [5]	101,803	0.61%
Bruce Mann	10,000	0.06%
Mark H. Rachesky, M.D.[6]	2,885,366	17.2%
Joshua W. Sapan	9,312	0.06%
Hardwick Simmons	37,644	0.22%
Harry Sloan	47,013	0.28%
Ed Wilson	2,058	0.01%
Jason Wyrick [7]	5,963	0.04%
All executive officers and directors and director nominees, as a group (15 persons)	3,798,464	22.62%
*Based on 16,789,079 shares outstanding.
[1] The information is based solely on a Form 4 filed with the SEC on January 29, 2026.
[2] Includes 179,187 shares underlying stock options and 236,283 underlying stock appreciation rights.
[3] Includes 64,194 shares underlying stock options.
[4] Includes 37,371 shares underlying stock options.
[5] Includes 88,046 shares underlying stock options.
[6] The information is based solely on a Form 4 filed with the SEC on January 29, 2026.
[7] Includes 2,803 shares underlying stock options.

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REPORT OF THE AUDIT & RISK COMMITTEE
The following Report of the Audit & Risk Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate the report by reference in that filing.
The members of the Audit & Risk Committee are all Non-Employee Directors. In addition, the Board has determined that each meets the current Nasdaq and SEC independence requirements. The full text of our current Audit & Risk Committee charter is available on our website at http://investors.starz/governance/governance-documents or may be obtained in print, without charge, by any shareholder upon request to our Corporate Secretary.
The Audit & Risk Committee oversees the integrity of the Company’s financial statements, accounting and financial reporting processes; oversees the Company’s exposure to risk and compliance with legal and regulatory requirements; oversees the independent auditor’s qualifications and independence; oversees the performance of the Company’s internal audit function and independent auditor; oversees the development, application and execution of all the Company’s risk management and risk assessment policies and programs; prepares the reports required by applicable SEC and Canadian securities commissions’ disclosure rules; and reviews and provides oversight over the Company’s data privacy, technology and information security, including cybersecurity and back-up of information systems, policies and procedures.
The Audit & Risk Committee also recommends to the shareholders the selection of independent auditors. Management and our independent auditors are responsible for planning or conducting audits. Our management is responsible for determining that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles and for assuring compliance with applicable laws and regulations and our business conduct guidelines.
The Audit & Risk Committee is also directly responsible for the appointment, compensation (including approval of the audit fee), retention and oversight of the independent registered public accounting firm that audits our financial statements and our internal control over financial reporting. The committee selected Ernst & Young LLP as our independent auditor for the nine-month transitional period ended December 31, 2025. Ernst & Young LLP has served as our independent auditor since 2023. Ernst & Young LLP previously served as the independent auditor for Old Lionsgate from August 2001 to May 2025.
In performing its oversight function, the Audit & Risk Committee reviewed and discussed our audited consolidated financial statements for the nine-month transition period ended December 31, 2025 with management and the independent auditors. The Audit & Risk Committee also discussed with our independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, which relates to the conduct of our audit, including our auditor’s judgment about the quality of the accounting principles applied for the transitional fiscal year ended December 31, 2025. The Audit & Risk Committee received the written disclosures and the letter from our independent auditors required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the Audit & Risk Committee concerning independence, and has discussed with our auditors their independence from management and the Company. When considering the independent auditor’s independence, the Audit & Risk Committee considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the consolidated financial statements was compatible with maintaining their independence. The Audit & Risk Committee also reviewed, among other things, the amount of fees paid to the independent auditors for non-audit services.
The Audit & Risk Committee meets with our independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. The Audit & Risk Committee held five meetings during the transitional fiscal year ended December 31, 2025 (in person or via teleconference).
Based upon the review and discussions described in this report, the Audit & Risk Committee recommended to the Board that the audited consolidated financial statements be included in our Transition Report on Form 10-KT for the nine-month transition period ended December 31, 2025 for filing with the SEC.
The Audit & Risk Committee recommends to the Company’s shareholders the re-appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2026.

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The Audit & Risk Committee of the Board of Directors
Hardwick Simmons (Chair)
Mignon Clyburn
Harry Sloan
Ed Wilson

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STATEMENT OF CORPORATE GOVERNANCE PRACTICES
National Instrument 58-101 Disclosure of Corporate Governance Practices (“NI 58-101”) adopted by the Canadian Securities Administrators requires us to disclose, on an annual basis, our approach to corporate governance. The Canadian Securities Administrators has also adopted National Policy 58-201 Corporate Governance Guidelines which includes recommendations on such matters as the constitution and independence of corporate boards, their functions, the effectiveness and education of board members, and other items dealing with sound corporate governance. The Board and senior management consider good corporate governance to be central to our effective and efficient operation. Set out below is a description of certain of our corporate governance practices, as required by NI 58-101.

Board of Directors
NI 58-101 defines “independence” of directors and requires disclosure as to whether a board of directors is composed primarily of independent directors. An “independent director” generally is one who is independent of management and is free from any interest and any other business or other material relationship with the Company which could, or could reasonably be expected to, interfere with the exercise of the director’s independent judgment.
The Board currently has 11 members. As of the date of this proxy statement, 9 directors are Non-Employee Directors and two directors are non-independent. Mr. Hirsch is non-independent as he is the Chief Executive Officer and President of the Company. Mr. Burns is the Chair of the Board and is non-independent as he has an advisory services agreement with the Company, wherein Mr. Burns was engaged as an independent contractor to act as a senior advisor to the Chief Executive Officer and President of Starz, providing strategic guidance to the CEO, with a primary focus on corporate finance, mergers, acquisitions, and related deal structuring transactions. The Board undertakes an annual review of the independence of all Non-Employee Directors. A majority of the members of the Board are independent directors.
The Board is currently made up of the following directors:

Michael Burns	Non-Independent per advisory services agreement
Mignon Clyburn	Independent
Emily Fine	Independent
Lisa Gersh	Independent
Jeffrey A. Hirsch	Non-Independent as President and Chief Executive Officer
Bruce Mann	Independent
Mark H. Rachesky, M.D.	Independent
Joshua Sapan	Independent
Hardwick Simmons	Independent
Harry E. Sloan	Independent
Ed Wilson	Independent
The Board held a total of five (5) meetings in the transitional fiscal year ended December 31, 2025. Additionally, the independent members of the Board held a total of 5 sessions in the transitional fiscal year ended December 31, 2025 at which non-independent directors and members of management were not in attendance. The attendance (via teleconference) of the current directors at such meetings was as follows:

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Director	Board Meetings Attended	Independent Board Sessions Attended
Michael Burns	5/5	n/a
Mignon Clyburn	5/5	5/5
Emily Fine	5/5	5/5
Lisa Gersh	5/5	5/5
Jeffrey A. Hirsch	5/5	n/a
Bruce Mann	5/5	5/5
Mark H. Rachesky, M.D.	5/5	5/5
Joshua Sapan	5/5	5/5
Hardwick Simmons	5/5	5/5
Harry E. Sloan	4/5	4/5
Ed Wilson*	2/2	2/2
*Joined the Board in August 2025.
The following directors or director nominees serve on the board of directors of other Canadian and U.S. public companies listed below.

Director	Public Company Board Membership
Michael Burns	Lionsgate Studios Corp. (through April 2025)
Mignon Clyburn	RingCentral, Inc. (through December 2025), Lionsgate Studios Corp. (through April 2025)
Emily Fine	Lionsgate Studios Corp.
Lisa Gersh	Hasbro, Inc.; Money Lion (through 2025)
Jeffrey A. Hirsch
Bruce Mann
Mark H. Rachesky, M.D.	Telestat Corporation, Titan International, Inc., Lionsgate Studios Corp.
Joshua Sapan
Hardwick Simmons	Lionsgate Studios Corp. (through April 2025)
Harry E. Sloan	Draft Kings, Inc., Ginkgo Bioworks Holdings, Inc., Lionsgate Studios Corp.
Ed Wilson

Board Mandate
Under the Corporate Governance Guidelines established by the Board, which includes the Board’s mandate, the Board has overall responsibility to review and regularly monitor the effectiveness of our fundamental operating, financial and other business plans, policies and decisions, including the execution of its strategies and objectives. Generally, the Board seeks to enhance shareholder value over the long term. The full text of our Corporate Governance Guidelines is available on our website at http://investors.starz.com/governance/governance-documents, or may be obtained in print, without charge, by any shareholder upon request to our Corporate Secretary, at our principal executive offices.

Position Descriptions
To date, we have not developed position descriptions for the Chair positions, the Chair positions of each board committee or the Chief Executive Officer. The Board determines the appropriate roles for such positions from time-to-time as serves

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the best interests of the Company. With respect to the Chief Executive Officer, the Board currently sets our annual objectives that become the objectives against which the Chief Executive Officer’s performance is measured.

Orientation and Continuing Education
The Nominating & Corporate Governance Committee, with the assistance of senior management, is responsible for overseeing and making recommendations to the Board regarding the orientation of new directors and a continuing education program for existing directors. Currently, the Board has an informal process for the orientation of new directors regarding the role of the Board, its committees and its directors and the nature of operation of the business. New directors meet with senior management and incumbent directors. Due to the experience level of the members of the Board, no formal continuing education program is believed to be required at this time, but the Nominating & Corporate Governance Committee monitors both external developments and the Board’s composition to determine whether such a program may become useful in the future. However, directors are made aware of their responsibility to keep themselves up to date and the Nominating & Corporate Governance Committee advises all directors of major developments in corporate governance and important trends and new legal and regulatory requirements. Additionally, from time to time, members of the Board participate in various leadership workshops and programs concerning topics of interest to directors of public companies as well subjects they determine keep them informed with current issues relevant to their service as directors of the Company.

Ethical Business Conduct
We have a Code of Business Conduct and Ethics (and an Anti-Bribery Corruption Policy) that applies to all our directors, officers and employees. The code is available on our website at http://investors.starz.com/governance/governance-documents, on SEDAR+ at https://www.sedarplus.ca/ or may be obtained in print, without charge, by any shareholder upon request to our Corporate Secretary, at our principal executive offices. The Code of Business Conduct and Ethics is administered by our third-party compliance administrator, or his/her designee, and our Office of the General Counsel, and is overseen by the Nominating & Corporate Governance Committee to monitor compliance.
Additionally, we recognize that transactions we may conduct with any of our directors, director nominees or executive officers may present potential or actual conflicts of interest and create the appearance that decisions are based on considerations other than in our best interests and those of its shareholders. We have established, and the Board has adopted, a written Related Person Transaction Policy to monitor transactions, arrangements or relationships, including any indebtedness or guarantee of indebtedness, in which the amount involved exceeds $120,000 and the Company and any persons who either currently or at any time since the beginning of the Company’s last fiscal year have met the following criterion (“Related Persons”) have a direct or indirect material interest:
(a)an executive officer (as defined under Rule 3b-7 of the Securities Exchange Act of 1934, as amended), director, or nominee for director; a record or beneficial owner of more than 5% of any class of the Company’s voting securities (a “Significant Shareholder”); or
(b)an Immediate Family Member (as defined in the Related Person Transaction Policy) of any of the persons in (a); or
(c)any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position, or in which all the Related Persons, in the aggregate, have a 10% or greater beneficial ownership interest, or;
(d)any other person who may be a “related person” pursuant to Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended.
Such transactions, arrangements or relationships, or series of similar transactions, arrangements or relationships will only be considered approved or ratified if authorized by the Audit & Risk Committee or the Audit & Risk Committee Chairperson, as applicable, in accordance with the standards set forth in the Related Person Transaction Policy after full disclosure of the related person’s interests in the transaction. The full text of the Related Person Transaction Policy is available on our investor relations website at http://investors.starz.com/governance/governance-documents, on SEDAR+ at https://www.sedarplus.ca/ or may be obtained in print, without charge, by any shareholder upon request to our Corporate Secretary, at our principal executive offices.

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Nomination of Directors
The Nominating & Corporate Governance Committee, which is comprised of four independent directors, is responsible for reviewing proposed new members of the Board and establishing full criteria for board membership. The Nominating & Corporate Governance Committee is also responsible for evaluating the performance of the Board as a whole, as well as that of the individual members of the Board. The Nominating & Corporate Governance Committee is governed by a written charter adopted by the Board, which is available on our website at http://investors.starz.com/governance/governance-documents, on SEDAR+ at https://www.sedarplus.ca/ or may be obtained in print, without charge, by any shareholder upon request to our Corporate Secretary, at our principal executive offices. For further information with respect to the Nominating & Corporate Governance Committee see Board Committees and Responsibilities above.

Compensation Practices
The Board, through the Compensation & Talent Committee, which is comprised of four independent directors, periodically reviews the adequacy and form of the compensation of directors and officers. The Compensation & Talent Committee is governed by a written charter, which is available on our website at http://investors.starz.com/governance/governance-documents, on SEDAR+ at https://www.sedarplus.ca/, or may be obtained in print, without charge, by any shareholder upon request to our Corporate Secretary, at our principal executive offices. For further information with respect to the Compensation & Talent Committee see Board Committees and Responsibilities above.

Other Board Committees
The Board has a standing Compensation & Talent Committee, Nominating & Corporate Governance Committee, and an Audit & Risk Committee. Each committee is governed by a written charter adopted by the Board, which is available on our website at http://investors.starz.com/governance/governance-documents, on SEDAR+ at https://www.sedarplus.ca/ or may be obtained in print, without charge, by any shareholder upon request to our Corporate Secretary, at our principal executive offices. For further information with respect to this committee see Board Committees and Responsibilities above.

Board Assessments
Pursuant to the Corporate Governance Guidelines and the charter of the Nominating & Corporate Governance Committee, the Nominating & Corporate Committee oversees an annual evaluation of the performance of the Board, its committees and each director in order to assess the overall effectiveness of the Board and its committees, director performance and Board culture, and suggested areas of improvement. The results of the evaluation are discussed by the Board and its committees in executive session, with a view towards taking action to address any issues presented. The evaluation process is designed to facilitate ongoing, systematic examinations of the Board’s effectiveness and accountability, and identify opportunities for improving its operations and procedures. The effectiveness of individual directors is considered each year when the directors stand for re-nomination.

Term Limits
Each director will stand for election every year. The Board believes that term limits for Board membership are not necessary; however, no director should have an expectation of permanent membership. While term limits could help ensure that there are fresh ideas and viewpoints available to the Board, they hold the disadvantage of terminating the potential contribution of directors who have been able to develop, over a period of time, increased insight into the Company and its operations which would otherwise provide an ever-increasing contribution to the Board as a whole.

Considerations of the Representation of Women on the Board
The Board has not adopted a specific written policy or set mandatory targets relating to the identification and nomination of women directors. The Company believes that considering candidates for the Board that contribute to a wide range of experiences, including but not limited to background, gender, ethnicity, viewpoint and national origin, is in the best interest

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of the Company and its shareholders. There are currently three (3) female directors on the Board, representing approximately 27% of the Board.

Executive Officer Diversity
In appointing executive officers to the management team, the Company does not set specific targets; however, the Company seeks to recruit, develop and promote a broad group of executive talent, reflecting our community and customers, factoring in the background, competencies, skills and personal and varied qualities required for new executive officers, in order to add value to the Company and produce the most appealing content for our customers in light of opportunities and risks facing the Company. Currently, two (2) of the Named Executive Officers of the Company are women, representing 40% of the Named Executive Officers.

Indebtedness of Directors and Executive Officers
Since the beginning of the last completed financial year, no current or former director, executive officer, employee or proposed director of the Company or any associate of such persons, or of any of its subsidiaries, has been indebted to the Company or to any of its subsidiaries, nor have any of these individuals been indebted to another entity which indebtedness is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.
CERTAIN RELATIONSHIPS AND RELATED
TRANSACTIONS
We recognize that transactions we may conduct with any of our directors, director nominee or executive officers may present potential or actual conflicts of interest and create the appearance that decisions are based on considerations other than our best interests and those of our shareholders.
We have established, and the Board has adopted, a written Related Person Transaction Policy to monitor transactions, arrangements or relationships, including any indebtedness or guarantee of indebtedness, in which the amount involved exceeds $120,000 and the Company and any of the following who either currently or at any time since the beginning of the Company’s last fiscal year have met the following criterion (each a “Related Person”) have a direct or indirect material interest:
(a)an executive officer (as defined under Rule 3b-7 of the Securities Exchange Act of 1934, as amended), director, or nominee for director; a record or beneficial owner of more than 5% of any class of the Company’s voting securities (a “Significant Shareholder”);
(b)an Immediate Family Member (defined in the Related Person Transaction Policy) of any of the persons in (a);
(c)any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position, or in which all the Related Persons, in the aggregate, have a 10% or greater beneficial ownership interest; or
(d)any other person who may be a “related person” pursuant to Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended.
The Related Person Transaction Policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company was, is or will be a participant, the amount involved exceeds $120,000, and a Related Person had, has or will have a direct or indirect material interest. Such transactions, arrangements or relationships, or series of similar transactions, arrangements or relationships will only be considered approved or ratified if authorized by the Audit & Risk Committee or the Audit & Risk Committee Chairperson, as applicable, in accordance with the standards set forth in the Related Person Transaction Policy after full disclosure of the related person’s interests in the transaction. The full text of the Related Person Transaction Policy is available on our investor relations website at http://investors.starz.com/governance/governance-documents, or may be obtained in print, without charge, by any shareholder upon request to our Corporate Secretary.

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Certain Other Agreements
On May 6, 2025, Starz entered into an advisory services agreement with Michael Burns (the “Burns Agreement”), wherein Mr. Burns was engaged as an independent contractor to act as a senior advisor to the Chief Executive Officer of Starz, providing strategic guidance to the CEO, with a primary focus on corporate finance, mergers, acquisitions, and related deal structuring transactions. The Burns Agreement has an initial term ending May 5, 2026, but may be extended for additional one year periods for up to three years. The Burns Agreement provides for a monthly fee of $50,000. In accordance with the Burns Agreement, Mr. Burns was awarded a one-time equity grant with a value of $3,000,000 of non-qualified performance-based stock options which has the potential to vest as to one-third on each of the first, second and third anniversaries of the award date, subject to achievement of a financial structuring performance metrics/criteria target and Mr. Burns’ continued service. In addition, the Burns Agreement provides for an annual award of PSUs with a value of $500,000 which has the potential to vest as to one-third on each of the first, second and third anniversaries of the award date, subject to achievement of a financial structuring performance metrics/criteria target and Mr. Burns’ continued service. Finally, the Burns Agreement provides that, in consideration of Mr. Burns’ service as Non-Executive Chairman, he will receive an annual board fee of $150,000 in lieu of participating in the Company’s Director Compensation Policy. The foregoing description is not meant to be complete and is qualified by reference to the full text of the Amended and Restated Advisory Services Agreement, which is filed as an exhibit to the Company’s Form 10-KT for the nine-month transition period ended December 31, 2025, and is incorporated by reference herein.
Investor Rights Agreement.
See Proposal 1 - Investor Rights Agreement above for a description of the Company’s investor rights agreement.
Voting and Standstill Agreement.
In connection with the Purchases described in the Proposal 1 — Investor Rights Agreement above, on November 10, 2015, Old Lionsgate entered into a voting and standstill agreement with Liberty Global, Liberty, Discovery Lightning, Discovery, Dr. John C. Malone, MHR Fund Management and certain affiliates of MHR Fund Management (as amended from time to time, the “Old Lionsgate Voting and Standstill Agreement”). As part of the Separation, on May 6, 2025, Starz entered into an agreement that was substantially similar to the Old Lionsgate Voting and Standstill Rights Agreement (“Starz Voting and Standstill Agreement”).
Under the Starz Voting and Standstill Agreement, Liberty and Discovery have agreed to vote, in any vote of the Company’s shareholders on a merger, amalgamation, plan of arrangement, consolidation, business combination, third party tender offer, asset sale or other similar transaction involving the Company or any of its subsidiaries (and any proposal relating to the issuance of capital, increase in the authorized capital or amendment to any constitutional documents in connection with any of the foregoing), all of the common shares beneficially owned by them (together with certain of their affiliates) in excess of 18.5% of the Company’s outstanding voting power in the aggregate in the same proportion as the votes cast by other shareholders.
In addition, each of Liberty, Discovery and MHR Fund Management (together with certain of their affiliates) has agreed that as long as any of them have the right to nominate at least one representative to the Board, each of them will vote all of the Company’s common shares owned by them (together with certain of their affiliates) in favor of each of the other’s respective director nominees, subject to certain exceptions set forth in the Starz Voting and Standstill Agreement.
Under the Starz Voting and Standstill Agreement, Liberty and Discovery (together with certain of their affiliates) have also agreed that if they sell or transfer any of their common shares to a shareholder or group of shareholders that beneficially own 5% or more of the Company’s common shares, or that would result in a person or group of persons beneficially owning 5% or more of the Company’s common shares, any such transferee would have to agree to the Voting and Standstill Agreement, subject to certain exceptions set forth in the Voting and Standstill Agreement.
Discovery has since divested itself of its shares of Starz, and thus has no rights or obligations under the Starz Voting and Standstill Agreement.
The full Voting and Standstill Agreement may be found as Exhibit 10.8 to the Company’s Form 10-KT filed with the SEC on February 26, 2026.

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Registration Rights Agreements.
On October 22, 2009, Old Lionsgate entered into a registration rights agreement with certain affiliates of MHR Fund Management, which was later amended on February 3, 2016. In addition, on November 10, 2015, Old Lionsgate entered into separate registration rights agreements with each of Liberty and Discovery (together with certain of their affiliates). The three registration rights agreements described in the foregoing are referred to herein as the “Old Lionsgate Registration Rights Agreements.” As part of the Separation, on May 6, 2025, Starz entered into agreements with each of MHR Fund Management, Liberty, and Discovery (together with certain of each of their affiliates) that were substantially similar to the Old Lionsgate Registration Rights Agreements (collectively the “Starz Registration Rights Agreements”).
Each Starz Registration Rights Agreement provides that the applicable investor is entitled to two demand registration rights to request that the Company register all or a portion of their common shares. In addition, in the event that the Company proposes to register any of the Company’s equity securities or securities convertible into or exchangeable for the Company’s equity securities, either for its own account or for the account of other security holders, the applicable investor will be entitled to certain “piggyback” registration rights allowing them to include their shares in such registration, subject to customary limitations. As a result, whenever the Company proposes to file a registration statement under the Securities Act, other than with respect to a registration statement on Forms S-4 or S-8 or certain other exceptions, the applicable investor will be entitled to notice of the registration and have the right, subject to certain limitations, to include their shares in the registration.
The registration rights described above of Liberty and Discovery (together with certain of each of their affiliates, as applicable) will terminate on the first anniversary of the date that the applicable investor (together with certain of its affiliates) both (i) beneficially owns in the aggregate less than 334,436 Common Shares (which represented approximately 2% of the common shares outstanding as of May 7, 2025) subject to certain equitable adjustments, and (ii) ceases to have a designated representative on the Board. The registration rights described above of MHR Fund Management (together with certain of its affiliates) will terminate on the first anniversary of the date that it (together with certain of its affiliates) both (i) beneficially owns less than 1,672,181 Common Shares (which represented approximately 10% of the common shares outstanding as of May 7, 2025), subject to certain equitable adjustments, and (ii) ceases to have a designated representative on the Board.
Discovery has since divested itself of its shares of Starz and thus has no rights under any Starz Registration Rights Agreement.
The full Investor Rights Agreement may be found as Exhibits 10.9, 10.10, and 10.11 to the Company’s Form 10-KT filed with the SEC on February 26, 2026.
Transactions with Equity Method Investees
The Company’s policies and procedures with respect to related‑party transactions are described above under Certain Relationships and Related Transactions. During the nine-month transition period ended December 31, 2025, the Company did not enter into any reportable transactions with equity method investees.
ACCOUNTANTS’ FEES
During the nine-month transition period ended December 31, 2025, Starz retained its independent registered public accounting firm, Ernst & Young LLP, to provide services in the categories listed below. Prior to the Separation, Old Lionsgate also retained Ernst & Young LLP to provide services during their fiscal year ended March 31, 2025.

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The following are the aggregate fees billed for the last two fiscal years for such services:

	Starz Transition Fiscal Year April 1, 2025 to December 31, 2025	Old Lionsgate Fiscal Year Ended March 31, 2025
Audit Fees	$2,983,405	$9,426,275
Audit-Related Fees	$—	$2,432,500
Tax Compliance Fees	$39,131	$1,819,920
Tax Planning and Advisory Fees	$—	$3,101,192
Audit Fees for the nine-month transition fiscal year of April 1, 2025 to December 31, 2025 include fees associated with the annual audit of Starz’s financial statements, reviews of Starz’s Quarterly Reports on Form 10-Q, statutory audits, and services that only the independent auditors can reasonably provide, such as services associated with SEC registration statements or other documents issued in connection with securities offerings (including consents and comfort letters). Tax Compliance Fees consist of professional services related to miscellaneous tax projects of a non-material nature, along with foreign tax compliance.
For Old Lionsgate’s fiscal year ended March 31, 2025, Audit Fees also include fees associated with the integrated audit and associated quarterly reviews of Old Lionsgate and fees associated with the carve-out audits of the Starz Business in connection with the Starz Separation, accounting consultations, due diligence services related to acquisitions, and attestation services not required by statute or regulation. Audit-Related Fees include fees associated with other assurance and related services that traditionally are performed by the independent auditors, such as accounting consultations, due diligence services related to acquisitions, attestation services related to financial reporting that are not required by statute or regulation and consultations concerning financial accounting and reporting standards (not classified as audit fees). Tax Compliance Fees consist of professional services related to tax compliance, including foreign tax return preparation and transfer pricing studies and consultations. Tax Planning and Advisory Fees consist of professional services related to tax planning and tax advisory services. Tax Compliance Fees consisted of $1,819,920 for professional services related to tax compliance, including foreign tax return preparation and transfer pricing studies and consultations, for the year ended March 31, 2025 and Tax Planning and Advisory Fees consisted of $3,101,192 for professional services related to tax planning and tax advisory services for the year ended March 31, 2025.
Pursuant to Starz’s Audit & Risk Committee’s policy to pre-approve all permitted audit and non-audit services, the Audit & Risk Committee pre-approved all professional services provided by Ernst & Young LLP during the nine-month transition fiscal year ended December 31, 2025 and determined that the provision of non-audit services in the nine-month transition fiscal year ended December 31, 2025 was compatible with maintaining Ernst & Young LLP’s independence. Old Lionsgate’s audit committee pre-approved all professional services provided by Ernst & Young LLP during Old Lionsgate’s fiscal year ended March 31, 2025 and determined that the provision of non-audit services during Old Lionsgate’s fiscal year ended March 31, 2025 was compatible with maintaining Ernst & Young LLP’s independence. The Starz Audit & Risk Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the full Audit & Risk Committee at its next scheduled meeting.
OTHER INFORMATION
Information regarding the Company is contained in its Transition Report on Form 10-KT and other periodic reports required by Section 13(a) or 15(d) of the Exchange Act. The Company makes available, free of charge through its website (http://investors.starz.com), its Annual Reports on Form 10-K and Transition Reports on Form 10-KT, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after such documents are electronically filed with or furnished to the SEC. These reports can be found under “SEC Filings” on our website at http://investors.starz.com. Registered and Non-Registered Shareholders may request a copy, provided free of charge, of the Company’s annual financial statements and MD&A by mailing a written request to the Corporate Secretary of the Company at the Company’s executive office in Santa Monica.

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The exhibits to our Transition Report on Form 10-KT are available to any shareholder who (a) submits a written request to us at 1647 Stewart St., Santa Monica, California 90404, Attn: Investor Relations and (b) provides payment of charges that approximates our cost of reproduction. The exhibits to our Transition Report on Form 10-KT are also available at no charge on the SEC’s website at www.sec.gov and on SEDAR+ at
https://www.sedarplus.ca/.
OTHER BUSINESS
The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.
DIRECTORS’ APPROVAL
The contents and sending of this proxy statement to shareholders of the Company have been approved by the Board.
By Order of The Board of Directors,
Jeffrey A. Hirsch
Chief Executive Officer and President
Santa Monica, California
Vancouver, British Columbia
April 2, 2026

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EXHIBIT A
USE OF NON-GAAP FINANCIAL MEASURES

This proxy statement and/or accompanying materials present the following important financial measure utilized by Starz Entertainment Corp. (the “Company,” “Starz,” “we,” “us” or “our”) that is not a financial measure defined by U.S. generally accepted accounting principles (“GAAP”). The Company uses non-GAAP financial measures, among other measures, to evaluate the operating performance of our business. This non-GAAP financial measure is in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP.
Adjusted OIBDA: Adjusted OIBDA is defined as operating income (loss) before depreciation and amortization (“OIBDA”), adjusted for adjusted share-based compensation (“adjusted SBC”), restructuring and other costs, and unusual gains or losses (such as goodwill and intangible asset impairment), when applicable.
•Depreciation and amortization as presented on our combined statement of operations.
•Adjusted share-based compensation expense represents share-based compensation excluding the impact of the acceleration of certain vesting schedules for equity awards pursuant to certain severance arrangements, which are included in restructuring and other expenses, when applicable.
•Restructuring and other includes restructuring costs, certain transaction-related and other expenses, and unusual items, when applicable.
•Goodwill impairment and intangible asset impairment, when applicable.
Free Cash Flow: Free Cash Flow is defined as net cash provided by (used in) operating activities, less capital expenditures.
Unlevered Free Cash Flow: Unlevered Free Cash Flow is defined as net cash provided by (used in) operating activities, less taxes, interest and capital expenditures.
Adjusted OIBDA Leverage Ratio: Adjusted OIBDA Leverage Ratio is defined as Net Corporate Debt (represents total corporate debt, excluding unamortized debt issuance costs, minus cash and cash equivalents), divided by adjusted OIBDA for the trailing twelve months.
Overall: These measures are non-GAAP financial measures as defined in Regulation G promulgated by the SEC and are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.
We use these non-GAAP measures, among other measures, to evaluate the operating performance of our business. We believe these measures provide useful information to investors regarding our results of operations before non-operating items and cash flows. Adjusted OIBDA is considered an important measure of the Company’s performance because this measure eliminates amounts that, in management’s opinion, do not necessarily reflect the fundamental performance of the Company’s businesses, are infrequent in occurrence, and in some cases are non-cash expenses. In addition, the Adjusted OIBDA Leverage Ratio is an important metric as it provides insight into the Company’s capital structure and financial risk, helping assess the Company’s ability to meet its debt obligations and maintain financial flexibility. Free Cash Flow and Unlevered Free Cash Flow are considered important measures of the Company’s liquidity because they provide information about the ability of the Company to reduce net corporate debt and make strategic investments. The Company utilizes these measures, among others, to evaluate the performance of its business relative to its peers and the broader market.
These non-GAAP measures are commonly used in the entertainment industry and by financial analysts and others who follow the industry to measure operating performance. However, not all companies calculate these measures in the same manner and the measures as presented may not be comparable to similarly titled measures presented by other companies due to differences in the methods of calculation and excluded items.
A general limitation of these non-GAAP financial measures is that they are not prepared in accordance with GAAP. These measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as an alternative measure of operating income, cash flow, net income (loss), or earnings (loss) per share as determined in accordance with GAAP.

A-1	STARZ 2026 Proxy Statement Exhibit

Forward-Looking Non-GAAP Information:This proxy statement and/or accompanying materials present forward-looking information with respect to Adjusted OIBDA, Adjusted OIBDA Leverage Ratio, Free Cash Flow, and Unlevered Free Cash Flow. These measures cannot be reconciled to the most directly comparable GAAP measures without unreasonable effort due to the uncertainty surrounding future operating results, changes in working capital, capital expenditures, interest expense, and other items that are not reasonably estimable at this time.
Forward-Looking Statements: The matters discussed in the shareholder letter and/or accompanying materials include forward-looking statements. Such statements are subject to a number of risks and uncertainties. Forward-looking statements may be identified by the use of forward-looking terminology, including the terms “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “projects,” “forecasts,” “may,” “will,” “could,” “would” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts and are based on management’s current expectations, estimates, forecasts and projections about the Company’s business and the industry in which the Company operates. These estimates and assumptions involve known and unknown risks, uncertainties, and other factors that are in some cases beyond management’s control. Actual results in the future could differ materially and adversely from those described in the forward-looking statements as a result of various important factors including the risks and uncertainties set forth in Starz’s Annual Report on Form 10‑KT filed with the SEC on February 26, 2026. The Company undertakes no obligation to update or revise any forward-looking statement, whether as the result of new information or otherwise, except as required by law.
Reconciliations:

	Nine Months Ended December 31, 2025	Trailing Twelve Months Ended December 31, 2025
	(Amounts in millions)	(Amounts in millions)
Operating Loss	$ (66.4)	$ (208.7)
Depreciation and amortization	143.9	192.0
Adjusted share-based compensation expense	12.4	165
Restructuring and other	20.8	204.2
Adjusted OIBDA	$ 110.7	$ 204.0

December 31, 2025
(Amounts in millions)
Net Corporate Debt
Corporate debt	$625.1
Less: cash and cash equivalents	35.7
Net Corporate Debt	$589.4

Adjusted OIBDA – trailing twelve months	$204.0

Adjusted OIBDA Leverage Ratio	2.9x

A-2	STARZ 2026 Proxy Statement Exhibit

STARZ VOTE

Your vote matters – here's how to vote!

You may vote online instead of mailing this card.

Votes submitted electronically must be received by 11:59 PM, Eastern Time, on May 14, 2026.

Online
Go to **www.envisionreports.com/STRZ_MTG** or scan the QR code — login details are located in the shaded bar below.

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2026 Annual General and Special Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2 and 4, and 1 YEAR on Proposal 3.

1. Election of Directors:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Ramin Arani	☐	☐	02 - Michael Burns	☐	☐	03 - Mignon Clyburn	☐	☐
04 - Emily Fine	☐	☐	05 - Lisa Gersh	☐	☐	06 - Jeffrey A. Hirsch	☐	☐
07 - Bruce Mann	☐	☐	08 - Mark H. Rachesky, M.D.	☐	☐	09 - Joshua Sapan	☐	☐
10 - Hardwick Simmons	☐	☐	11 - Ed Wilson	☐	☐			

2. Appointment of Auditors: To reappoint Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026 at a remuneration to be determined by the directors. See the section entitled "Proposal 2 Re-Appointment of Independent Registered Public Accounting Firm" in the Notice and Proxy Statement. — For ☐ Withhold ☐

3. Advisory Vote on the Frequency of Future Say-On-Pay Votes: To pass a non-binding advisory resolution to approve the frequency of future advisory resolutions to approve the compensation of the Company's Named Executive Officers. See the section entitled "Proposal 3 Advisory Vote on the Frequency of Future Say-on-Pay Votes" in the Notice and Proxy Statement. — 1 YR ☐ 2 YRS ☐ 3 YRS ☐ Abstain ☐

4. Advisory Vote on Executive Compensation: To pass a non-binding advisory resolution to approve the compensation paid to the Company's Named Executive Officers. See the section entitled "Proposal 4 Advisory Vote to Approve Executive Compensation" in the Notice and Proxy Statement. — For ☐ Against ☐ Abstain ☐

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any continuations, adjournments, or postponements thereof.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and no alternate proxy is named, this proxy will be voted as recommended by the Board of Directors.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

1 U P X

May 15, 2026, 2:00 PM Pacific Time
Dentons Canada LLP
250 Howe Street, 20th Floor, Vancouver, British Columbia, V6C 3R8

Important notice regarding the Internet availability of proxy materials for the Annual General and Special Meeting of Shareholders.
The 2025 Annual Report and Proxy Statement are available at: www.envisionreports.com/STRZ_MTG

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Starz Entertainment Company

Notice of 2026 Annual General and Special Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual General and Special Meeting — May 15, 2026

The undersigned holder of Common Shares of Starz Entertainment Corp, a British Columbia company (the "Company"), hereby appoints Jeffrey A. Hirsch, Audrey Lee, Jennifer Akemi Washington, and Jason Wyrick, and each of them, or in the place of the foregoing, ______________________________, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse, all of the Common Shares of the Company that the undersigned is entitled to vote at the Annual General and Special Meeting of Shareholders of the Company (the "Meeting"), to be held at the Company's head office in Canada at Dentons Canada LLP, 250 Howe Street, 20th Floor, Vancouver, British Columbia, V6C 3R8, Canada, on May 15, 2026, beginning at 2:00 PM, Pacific Time, or at any continuations, adjournments, or postponements thereof.

Every holder has the right to appoint some other person or company of their choice, that is eligible under the Company's articles to be a proxy holder, to attend and act on their behalf at the Meeting or any continuation, adjournment or postponement thereof. If the shareholder does not want to appoint the persons named in this instrument of proxy as the shareholder's proxy, he/she should strike out their names and insert in the blank space provided the name of the person he/she wishes to act as his/her proxy.

If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual, you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. If this proxy is not dated, it will be deemed to bear the date on which it is received by the Company.

The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder. If the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly; however, if you do not specify how to vote in respect to any matter, your proxyholder is entitled to vote the shares as he or she sees fit.

If this proxy does not specify how to vote on a matter, and if you have authorized the Company appointees to act as your proxyholder, this proxy will be voted as recommended by the Board of directors. In particular, if your proxy does not specify how to vote, this proxy will be voted "FOR" all nominees recommended by the Company in proposal 1, "FOR" proposal 2, "1 YEAR" on proposal 3, and "FOR" proposal 4.

This proxy confers discretionary authority in respect of amendments or variations to matters identified in the notice of meeting, or other matters that may properly come before the Meeting or any continuations, adjournment or postponement thereof, including on any ballot that may be called for.

This proxy should be read in conjunction with the accompanying documentation provided by the Company.

The deadline for the deposit of this proxy may be waived or extended by the chair of the meeting at his or her discretion.